U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[X]

Pre-Effective Amendment No.	___

Post-Effective Amendment No.	28

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[X]

Amendment No.	29

(Check appropriate box or boxes)

STADION INVESTMENT TRUST

Exact Name of Registrant as Specified in Charter

1061 Cliff Dawson Road, Watkinsville, Georgia  30677

(Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code:  (513) 587-3400

Tina H. Bloom
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

(Name and Address of Agent for Service)

With copy to:

Jeffrey T. Skinner, Esq.
Kilpatrick Townsend & Stockton LLP
1001 West Fourth Street
Winston-Salem, North Carolina 27101-2400

It is proposed that this filing will become effective: (check appropriate box)
[ ]	immediately upon filing pursuant to paragraph (b);
[X]	on October 1, 2012 pursuant to paragraph (b);
[ ]	60 days after filing pursuant to paragraph (a)(1);
[ ]	on (date) pursuant to paragraph (a)(1);
[ ]	75 days after filing pursuant to paragraph (a)(2); or
[ ]	on (date) pursuant to paragraph (a)(2) of rule 485.

Prospectus	October 1, 2012

Stadion Managed Portfolio
Class A Shares (ETFFX), CUSIP 85235B103
Class C Shares (ETFYX), CUSIP 85235B301
Class I Shares (ETFVX), CUSIP 85235B509

Stadion Core Advantage Portfolio
Class A Shares (ETFRX), CUSIP 85235B202
Class C Shares (ETFZX), CUSIP 85235B400
Class I Shares (ETFWX), CUSIP 85235B608

Stadion Olympus Fund™
Class A Shares (STOAX), CUSIP 85235B871
Class C Shares (STOGX), CUSIP 85235B863
Class I Shares (STOIX), CUSIP 85235B855

Stadion Trilogy Fund™
Class A Shares (STTGX), CUSIP 85235B707
Class C Shares (STTCX), CUSIP 85235B806
Class I Shares (STTIX), CUSIP 85235B889

Each a series of the
Stadion Investment Trust
(the “Funds”)

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

RISK/RETURN SUMMARIES

STADION MANAGED PORTFOLIO

INVESTMENT OBJECTIVE

The investment objective of the Stadion Managed Portfolio (the “Managed Fund”) is to seek long-term capital appreciation, while maintaining a secondary emphasis on capital preservation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Managed Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in Class A shares of the Managed Fund. More information about these and other discounts is available from your financial professional and in this Prospectus in the “Class A Shares” section beginning on page 63 and in the Statement of Additional Information in the “Additional Purchase and Redemption Information” section beginning on page 29.

Shareholder Fees (fees paid directly from your investment)
	Class A Shares	Class C Shares	Class I Shares
Maximum Sales Charge (Load)	6.75%	None	None
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the amount redeemed)	1.00%(1)	1.00%(2)	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A Shares	Class C Shares	Class I Shares
Management Fees	1.04%	1.04%	1.04%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.22%	0.26%	0.24%
Acquired Fund Fees and Expenses	0.14%	0.14%	0.14%
Total Annual Fund Operating Expenses(3)	1.65%	2.44%	1.42%

(1)
In the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge), a 1.00% contingent deferred sales charge (“CDSC”) may be assessed on shares redeemed within 18 months of purchase.

(2)	A 1.00% CDSC will be assessed on shares purchased on or after October 1, 2012 and redeemed within 12 months of purchase.

(3)
“Total Annual Fund Operating Expenses” will not correlate to the Managed Fund’s Financial Highlights, which reflect the operating expenses of the Fund but do not include “Acquired Fund Fees and Expenses.”

Example

This Example is intended to help you compare the cost of investing in shares of the Managed Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Managed Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period
	1 Year	3 Years	5 Years	10 Years
Class A	$733	$1,065	$1,420	$2,417
Class C	$347	$761	$1,301	$2,776
Class I	$145	$449	$776	$1,702

	Assuming No Redemption
	1 Year	3 Years	5 Years	10 Years
Class C	$247	$761	$1,301	$2,776

Portfolio Turnover

The Managed Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Managed Fund’s performance. During the most recent fiscal year, the Managed Fund’s portfolio turnover rate was 1,967% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To achieve its investment objective, the Managed Fund invests primarily in indexed investments and cash positions. Indexed investments include exchange-traded funds or ETFs (funds traded on securities exchanges that generally hold a portfolio of common stocks or bonds designed to correspond with the performance of a securities index or sector of an index), groups of securities related by index or sector made available through certain brokers at a discount brokerage rate (such as stock baskets, baskets of bonds or other index- or sector-based groups of related securities) and index-based mutual funds or other investment companies (collectively, “Indexed Investments”). Cash positions include cash and short-term, highly liquid investments such as money market mutual funds (“Cash Positions”).

In allocating the Managed Fund’s assets, Stadion Money Management, LLC (the “Advisor”) uses a proprietary, technically driven asset allocation model to determine current risk in the broad equity markets (reflected in the Advisor’s model by a weighted average score) based on a number of technical indicators examined by the Advisor. The technical indicators examined by the Advisor are primarily focused on trend analysis, such as analysis of price trends (e.g., determining risk based on movements of market prices up or down), breadth trends (e.g., analyzing the ratio of the number of advancing stocks to declining stocks) and relative strength (i.e., comparing risk profiles of investment alternatives such as small cap vs. large cap or growth vs. value).

Based on its allocation model, the Advisor seeks to evaluate the risk levels for different markets and market sectors. For example, the Advisor will use the model to make a technical determination of the risk that different markets or market sectors will decline. The Advisor then seeks to participate in markets and market sectors with low risk scores, and seeks to divest investments in markets and market sectors with high risk scores.

To participate in markets and market sectors, the Advisor’s investment philosophy emphasizes purchasing Indexed Investments, which the Advisor believes are a convenient way to invest in both broad market indexes (e.g., the S&P 500, Russell 2000, NASDAQ-100, MSCI EAFE, Barclays bond indexes, etc.) and market sector indexes (e.g., healthcare indexes, utilities indexes, real estate indexes, etc.). The Managed Fund may invest up to 100% of its portfolio in Indexed Investments that have portfolios comprised of equity securities of domestic or foreign companies of any size in any sector. The Managed Fund may also invest up to 100% of its portfolio in fixed-income Indexed Investments that have portfolios comprised of domestic or foreign corporate and/or government bonds issued by any size company, municipality or government body in any sector of any maturity or yield, provided that corporate debt obligations are “investment grade” securities rated in one of the four highest rating categories by any one or more nationally recognized rating agencies or, if not rated, are of equivalent quality in the opinion of the Advisor.

In general, the Managed Fund will purchase or increase its exposure to Indexed Investments tracking equity markets or market sectors when the Advisor’s asset allocation model and risk analysis indicates that the applicable market or sector is at low risk of losing value or presents opportunities for growth and appreciation. The Managed Fund will generally sell interests or reduce investment exposure in Indexed Investments tracking equity markets or market sectors in favor of fixed-income Indexed Investments or Cash Positions when the Advisor’s asset allocation model and risk analysis indicates that such markets have become or are becoming risky. As a result, the Managed Fund may be substantially or fully invested in fixed-income Indexed Investments, Cash Positions, and similar securities when the Advisor believes there are significant risks in the equity markets.

The Advisor intends to invest in Cash Positions, and manage such Cash Positions strategically, when it believes markets are overvalued or market risk is too high. As part of its principal investment strategy, the Managed Fund may invest up to 100% of its portfolio in Cash Positions.

As a result of its trading strategies, the Managed Fund expects to engage in frequent portfolio transactions that will likely result in higher portfolio turnover than other mutual funds. Portfolio turnover is a ratio that indicates how often the securities in a mutual fund’s portfolio change during a year. A higher portfolio turnover rate indicates a greater number of changes, and a lower portfolio turnover rate indicates a smaller number of changes. Under normal circumstances, the anticipated portfolio turnover rate for the Managed Fund is expected to be significantly greater than 100%.

The Managed Fund is a “fund of funds.” The term “fund of funds” is typically used to describe mutual funds, such as the Managed Fund, whose primary investment strategy involves investing in other investment companies, such as ETFs and other mutual funds.

PRINCIPAL RISKS

An investment in the Managed Fund is subject to investment risks; therefore you may lose money by investing in the Fund. There can be no assurance that the Managed Fund will be successful in meeting its investment objective. The Managed Fund is best suited for long-term investors. Generally, the Managed Fund will be subject to the following risks:

Market Risk: Market risk refers to the risk that the value of securities in the Managed Fund’s portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Advisor’s control, including fluctuation in interest rates, the quality of the Fund’s investments, economic conditions, and general equity market conditions. In a declining stock market, stock prices for all companies (including those in the Managed Fund’s portfolio) may decline, regardless of their long-term prospects.

Management Style Risk: The share price of the Managed Fund changes daily based on the performance of the securities in which it invests. The ability of the Managed Fund to meet its investment objective is directly related to the ability of the Advisor’s allocation model to accurately measure market risk and appropriately react to current and developing market trends. There is no guarantee that the Advisor’s judgments about the attractiveness, value, and potential appreciation of particular investments in which the Managed Fund invests will be correct or produce the desired results. If the Advisor fails to accurately evaluate market risk or appropriately react to current and developing market conditions, the Managed Fund’s share price may be adversely affected.

Risks Related to “Fund of Funds” Structure: Under the Investment Company Act of 1940 (the “1940 Act”), the Managed Fund may not acquire shares of an ETF or other investment company if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the ETF’s or investment company’s total outstanding shares unless (i) the ETF or the Fund has received an order for exemptive relief from the 3% limitation from the Securities and Exchange Commission (the “SEC”) that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order. Accordingly, the 3% limitation may prevent the Managed Fund from allocating its investments in the manner the Advisor considers optimal, or cause the Advisor to select an investment other than that which the Advisor considers optimal.

Since the Managed Fund is a “fund of funds,” your cost of investing in the Fund will generally be higher than the cost of investing directly in ETFs or other investment companies. By investing in the Managed Fund, you will indirectly bear fees and expenses charged by the underlying ETFs and investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses. Furthermore, the use of a fund of funds structure could affect the timing, amount, and character of a fund’s distributions and therefore may increase the amount of your tax liability.

Risks Related to ETF NAV and Market Price: The market value of an ETF’s shares may differ from its net asset value (“NAV”). This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF trades at a premium (creating the risk that the Managed Fund pays more than NAV for an ETF when making a purchase) or discount (creating the risks that the Managed Fund’s NAV is reduced for undervalued ETFs it holds, and that the Fund receives less than NAV when selling an ETF).

Tracking Risk: Investment in the Managed Fund should be made with the understanding that the Indexed Investments in which the Fund invests may not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the Indexed Investments in which the Managed Fund invests may incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the Indexed Investments may, from time to time, temporarily be unavailable, which may further impede the Indexed Investments’ ability to track their applicable indices or match their performance.

Risks Related to Portfolio Turnover: As a result of its trading strategies, the Managed Fund may sell portfolio securities without regard to the length of time they have been held and will likely have a higher portfolio turnover rate than other mutual funds. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, higher turnover generally results in additional Fund expenses. High rates of portfolio turnover may lower the performance of the Managed Fund due to these increased costs and may also result in the realization of short-term capital gains. If the Managed Fund realizes capital gains when portfolio investments are sold, the Fund must generally distribute those gains to shareholders, increasing the Fund’s taxable distributions. High rates of portfolio turnover in a given year would likely result in short-term capital gains that are taxed to shareholders at ordinary income tax rates.

Sector/Focused Investment Risk: Another area of risk involves the potential focus of the Managed Fund’s assets in securities of a particular sector or issuers having similar characteristics. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Managed Fund invests more heavily in a particular sector or focuses its investments in securities issued by entities having similar characteristics, the value of its shares may be more sensitive to any single economic, business, political or regulatory occurrence than a Fund that is more widely diversified. The sectors in which the Managed Fund may invest in more heavily will vary.

Fixed Income Risk: There are risks associated with the potential investment of the Managed Fund’s assets in fixed income investments, which include credit risk, interest rate risk, and maturity risk. These risks could affect the value of investments of the Managed Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments. Additional information about fixed income risks can be found in the Managed Fund’s Statement of Additional Information (“SAI”).

•
Credit Risk. The value of the Managed Fund’s fixed income investments is dependent on the creditworthiness of the issuer. A deterioration in the financial condition of an issuer or a deterioration in general economic conditions could cause an issuer to fail to pay principal and interest when due.

•
Interest Rate Risk. The value of the Managed Fund’s fixed income investments will generally vary inversely with the direction of prevailing interest rates. Generally when interest rates rise, the value of the Managed Fund’s fixed income investments can be expected to decline.

•
Maturity Risk. The value of the Managed Fund’s fixed income investments is also dependent on their maturity. Generally, the longer the maturity of a fixed income security, the greater its sensitivity to changes in interest rates.

Risks Related to Investments in Money Market Mutual Funds: Although a money market fund seeks to maintain the value of an investment at $1.00 per share, there is no assurance that it will be able to do so, and it is possible to lose money by investing in a money market fund. The Managed Fund will incur additional indirect expenses due to acquired fund fees and other costs to the extent it invests in shares of money market mutual funds.

Foreign Securities Risk: Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations or currency exchange rates, expropriation or confiscatory taxation, limitation on the removal of cash or other assets of the Managed Fund, political or financial instability, or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additional information about foreign securities risk can be found in the Managed Fund’s SAI.

Small and Medium Capitalization Companies Risk: The Managed Fund may, at any given time, invest a significant portion of its assets in securities of small capitalization companies (i.e. companies with less than $1 billion in capitalization) and/or medium capitalization companies (i.e., companies with between $1 billion and $5 billion in capitalization). Investing in the securities of small and medium capitalization companies generally involves greater risk than investing in larger, more established companies. The securities of small and medium companies usually have more limited marketability and therefore may be more volatile and less liquid than securities of larger, more established companies or the market averages in general. Because small and medium capitalization companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Small and medium capitalization companies often have limited product lines, markets, or financial resources and lack management depth, making them more susceptible to market pressures. Small and medium capitalization companies are typically subject to greater changes in earnings and business prospects than larger, more established companies. The foregoing risks are generally increased for small capitalization companies as compared to companies with larger capitalizations.

Large Capitalization Companies Risk: Large capitalization companies (i.e., companies with more than $5 billion in capitalization) may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended period or economic expansion.

PERFORMANCE SUMMARY

The bar chart and performance table that follow provide some indication of the risks and variability of investing in the Managed Fund. The bar chart shows changes in the performance of the Fund’s Class A shares for each full calendar year since their commencement of operations. Each Class of shares would have substantially similar annual returns and would differ only to the extent that each Class has different expenses. The impact of sales charges is not reflected in the bar chart; if reflected, returns would be less than those shown. The performance table shows how the average annual total returns of the Managed Fund’s Class A shares compare with broad measures of market performance. How the Managed Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available at www.stadionfunds.com or by calling 1-866-383-7636.

Calendar Year Returns
Class A Performance

•	During the periods shown in the bar chart above, the highest return for a calendar quarter was 8.56% (quarter ended September 30, 2009).

•	During the periods shown in the bar chart above, the lowest return for a calendar quarter was -6.33% (quarter ended June 30, 2011).

•	The 2012 calendar year-to-date total return for Class A shares was 6.38% through June 30, 2012.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not applicable to investors who hold shares of the Managed Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). After-tax returns are shown for Class A shares only and after-tax returns for other classes will vary to the extent that each class has different expenses.

Average Annual Total Returns (for periods ended December 31, 2011)	1 Year	5 Years	Since Inception of Class*
Class A Shares
Return Before Taxes	-18.67%	-1.29%	0.02%
Return After Taxes on Distributions	-19.00%	-2.04%	-0.86%
Return After Taxes on Distributions and Sale of Fund Shares	-12.14%	-1.49%	-0.46%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	2.11%	-0.25%	1.23%
80% S&P 500 Index/20% Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	3.45%	1.36%	2.56%
Class C Shares
Return Before Taxes	-14.33%	—	-3.47%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	2.11%	—	11.55%
80% S&P 500 Index/20% Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	3.45%	—	10.76%
Class I Shares
Return Before Taxes	-13.47%	—	-4.13%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	2.11%	—	11.69%
80% S&P 500 Index/20% Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	3.45%	—	10.95%
*	Class A Shares began operations on September 15, 2006, Class C Shares began operations on October 1, 2009 and Class I Shares began operations on May 28, 2010.

MANAGEMENT OF THE FUND

Stadion Money Management, LLC is the Managed Fund’s investment adviser.

The Advisor employs a team of investment professionals responsible for the day-to-day management of the Managed Fund’s investments. Its members are:

Name	Title with the Advisor	Length of Service to the Fund
Timothy A. Chapman	Chief Executive Officer	Since 2006
Judson P. Doherty, CFA	President	Since 2006
Gregory L. Morris	Portfolio Manager	Since 2006
Brad A. Thompson, CFA	Chief Investment Officer	Since 2009

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Information Relevant to All Funds” on page 41 of this Prospectus.

STADION CORE ADVANTAGE PORTFOLIO

INVESTMENT OBJECTIVE

The investment objective of the Stadion Core Advantage Portfolio (the “Core Advantage Fund”) is to seek capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Core Advantage Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in Class A shares of the Core Advantage Fund. More information about these and other discounts is available from your financial professional and in this Prospectus in the “Class A Shares” section beginning on page 63 and in the Statement of Additional Information in the “Additional Purchase and Redemption Information” section beginning on page 29.

Shareholder Fees (fees paid directly from your investment)
	Class A Shares	Class C Shares	Class I Shares
Maximum Sales Charge (Load)	6.75%	None	None
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the amount redeemed)	1.00%(1)	1.00%(2)	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A Shares	Class C Shares	Class I Shares
Management Fees	1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.41%	0.87%	1.80%
Acquired Fund Fees and Expenses	0.17%	0.17%	0.17%
Total Annual Fund Operating Expenses(3)	2.08%	3.29%	3.22%
Management Fee Waivers and Expense Reimbursements(4)	0.02%	0.42%	1.35%
Total Annual Fund Operating Expenses After Management Fee Waivers and Expense Reimbursements(3)(4)	2.06%	2.87%	1.87%

(1)
In the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge), a 1.00% contingent deferred sales charge (“CDSC”) may be assessed on shares redeemed within 18 months of purchase.

(2)	A 1.00% CDSC will be assessed on shares purchased on or after October 1, 2012 and redeemed within 12 months of purchase.

(3)
“Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Management Fee Waivers and Expense Reimbursements” will not correlate to the Core Advantage Fund’s Financial Highlights, which reflect the operating expenses of the Fund but do not include “Acquired Fund Fees and Expenses.”

(4)
Stadion Money Management, LLC (the “Advisor”) has entered into an Expense Limitation Agreement with the Core Advantage Fund under which it has contractually agreed to waive Management Fees and to assume other expenses of the Fund, if necessary, in an amount that limits annual operating expenses (exclusive of interest, taxes, brokerage commissions, extraordinary expenses, Acquired Fund Fees and Expenses and payments, if any, under a Rule 12b-1 Distribution Plan) of Class A, Class C and Class I shares to not more than 1.70% of the average daily net assets allocable to each Class of the Fund. The Expense Limitation Agreement is currently in effect until October 1, 2013. The Expense Limitation Agreement may be terminated by the Trust or the Advisor at the end of its then-current term upon not less than 90 days’ notice.

Example

This Example is intended to help you compare the cost of investing in shares of the Core Advantage Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Core Advantage Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the contractual agreement to waive Management Fees and reimburse expenses remains in effect only until October 1, 2013. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period
	1 Year	3 Years	5 Years	10 Years
Class A	$772	$1,187	$1,628	$2,845
Class C	$390	$974	$1,681	$3,557
Class I	$190	$866	$1,566	$3,429

	Assuming No Redemption
	1 Year	3 Years	5 Years	10 Years
Class C	$290	$974	$1,681	$3,557

Portfolio Turnover

The Core Advantage Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Core Advantage Fund’s performance. During the most recent fiscal year, the Core Advantage Fund’s portfolio turnover rate was 826% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To achieve its investment objective, the Core Advantage Fund invests primarily in an allocation of indexed investments and cash positions. Indexed investments include exchange-traded funds or ETFs (funds traded on securities exchanges that generally hold a portfolio of common stocks or bonds designed to correspond with the performance of a securities index or sector of an index), groups of securities related by index or sector made available through certain brokers at a discount brokerage rate (such as stock baskets, baskets of bonds or other index- or sector-based groups of related securities), and index-based mutual funds or other investment companies (collectively, “Indexed Investments”). Cash positions include cash and short-term, highly liquid investments such as money market mutual funds (“Cash Positions”).

In allocating the Core Advantage Fund’s assets, the Advisor uses a proprietary, technically driven asset allocation model to determine current risk in the broad equity markets (reflected in the Advisor’s model by a weighted average score) based on a number of technical indicators examined by the Advisor. The technical indicators examined by the Advisor are primarily focused on trend analysis, such as analysis of price trends (e.g., determining risk based on movements of market prices up or down), breadth trends (e.g., analyzing the ratio of the number of advancing stocks to declining stocks) and relative strength (i.e., comparing risk profiles of investment alternatives such as small cap vs. large cap or growth vs. value).

Based on its allocation model, the Advisor seeks to evaluate the risk levels for different markets and market sectors. For example, the Advisor will use the model to make a technical determination of the risk that different markets or market sectors will decline. The Advisor then seeks to participate in markets and market sectors with low risk scores by purchasing or increasing its exposure to Indexed Investments tracking applicable equity markets or market sectors, and seeks to divest investments in markets and market sectors with high risk scores by selling interests or reducing investment exposure in Indexed Investments tracking equity markets or market sectors in favor of fixed-income Indexed Investments or Cash Positions.

To participate in markets and market sectors, the Advisor’s investment philosophy emphasizes purchasing Indexed Investments, which the Advisor believes are a convenient way to invest in both broad market indexes (e.g., the S&P 500, Russell 2000, NASDAQ-100, MSCI EAFE, Barclays bond indexes, etc.) and market sector indexes (e.g., healthcare indexes, utilities indexes, real estate indexes, etc.). The Core Advantage Fund may invest up to 100% of its portfolio in Indexed Investments that have portfolios comprised of equity securities of domestic or foreign companies of any size in any sector.  The Core Advantage Fund may also invest up to 100% of its portfolio in fixed-income Indexed Investments that have portfolios comprised of domestic or foreign corporate and/or government bonds issued by any size company, municipality or government body in any sector of any maturity or yield, provided that corporate debt obligations are “investment grade” securities rated in one of the four highest rating categories by any one or more nationally recognized rating agencies or, if not rated, are of equivalent quality in the opinion of the Advisor.

The Core Advantage Fund will generally invest as follows:

•
The Core Position. Approximately 50% of the Core Advantage Fund’s assets will be invested in one or more broad-based equity or fixed-income Indexed Investments, such as the S&P 500 Index, the Russell 2000 Index, the S&P 400 Mid-Cap Index, the Dow Jones Industrial Index, the Barclays U.S. Aggregate Bond Index, and the EAFE (Europe, Australia and Far East) Index or market sector Indexed Investments, such as those tracking healthcare, utilities, real estate, financial, technology, consumer goods or other indexes (the “Core Position”). The mix of investments within the Core Advantage Fund’s Core Position may change frequently as the Advisor deems appropriate or necessary based upon its analysis and allocation models. However, through the Core Position, the Core Advantage Fund will be exposed to the performance of selected U.S. or international equity or debt markets as a whole, or sector indexes, regardless of market conditions or risk.

•
The Satellite Position. Approximately 50% of the Core Advantage Fund’s assets will be invested primarily in market sector Indexed Investments, fixed-income Indexed Investments, or Cash Positions using an allocation model and risk-based ranking system (the “Satellite Position”). The Satellite Position is not designed to hedge the Core Position; however, some investment positions may hedge, or have the effect of hedging, a portion of the Core Position from time to time. In addition, as part of its principal investment strategy, the Satellite Position of the Core Advantage Fund may invest up to 100% of its portfolio in Cash Positions.

The Core Advantage Fund’s Core Position will normally be fully invested and not in Cash Positions in order to blend the benefits of the market exposure gained through having approximately 50% of the Fund’s assets invested in broad-based equity or fixed-income market or market sector indexes in varying market conditions with the Satellite Position’s benefits of actively managing approximately 50% of the Fund’s assets using a market-sector, fixed-income and Cash Position rotation investing strategy.

As a result of its trading strategies, the Core Advantage Fund expects to engage in frequent portfolio transactions that will likely result in higher portfolio turnover than other mutual funds. Portfolio turnover is a ratio that indicates how often the securities in a mutual fund’s portfolio change during a year. A higher portfolio turnover rate indicates a greater number of changes, and a lower portfolio turnover rate indicates a smaller number of changes. Under normal circumstances, the anticipated portfolio turnover rate for the Core Advantage Fund is expected to be significantly greater than 100%.

The Core Advantage Fund is a “fund of funds.” The term “fund of funds” is typically used to describe mutual funds, such as the Core Advantage Fund, whose primary investment strategy involves investing in other investment companies, such as ETFs and other mutual funds.

PRINCIPAL RISKS

An investment in the Core Advantage Fund is subject to investment risks; therefore you may lose money by investing in the Fund. There can be no assurance that the Core Advantage Fund will be successful in meeting its investment objective. The Core Advantage Fund is best suited for long-term investors. Generally, the Core Advantage Fund will be subject to the following risks:

Market Risk: Market risk refers to the risk that the value of securities in the Core Advantage Fund’s portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Advisor’s control, including fluctuation in interest rates, the quality of the Fund’s investments, economic conditions, and general equity market conditions. In a declining stock market, stock prices for all companies (including those in the Core Advantage Fund’s portfolio) may decline, regardless of their long-term prospects.

Management Style Risk: The share price of the Core Advantage Fund changes daily based on the performance of the securities in which it invests. The ability of the Core Advantage Fund to meet its investment objective is directly related to the ability of the Advisor’s allocation model to accurately measure market risk and appropriately react to current and developing market trends. There is no guarantee that the Advisor’s judgments about the attractiveness, value, and potential appreciation of particular investments in which the Core Advantage Fund invests will be correct or produce the desired results. If the Advisor fails to accurately evaluate market risk or appropriately react to current and developing market conditions, the Core Advantage Fund’s share price may be adversely affected.

Risks Related to “Fund of Funds” Structure: Under the Investment Company Act of 1940 (the “1940 Act”), the Core Advantage Fund may not acquire shares of an ETF or other investment company if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the ETF’s or investment company’s total outstanding shares unless (i) the ETF or the Fund has received an order for exemptive relief from the 3% limitation from the Securities and Exchange Commission (the “SEC”) that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order. Accordingly, the 3% limitation may prevent the Core

Advantage Fund from allocating its investments in the manner the Advisor considers optimal, or cause the Advisor to select an investment other than that which the Advisor considers optimal.

Since the Core Advantage Fund is a “fund of funds,” your cost of investing in the Fund will generally be higher than the cost of investing directly in ETFs or other investment companies. By investing in the Core Advantage Fund, you will indirectly bear fees and expenses charged by the underlying ETFs and investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses. Furthermore, the use of the fund of funds structure could affect the timing, amount, and character of a fund’s distributions and therefore may increase the amount of your tax liability.

Risks Related to ETF NAV and Market Price: The market value of an ETF’s shares may differ from its net asset value (“NAV”). This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF trades at a premium (creating the risk that the Core Advantage Fund pays more than NAV for an ETF when making a purchase) or discount (creating the risks that the Core Advantage Fund’s NAV is reduced for undervalued ETFs it holds, and that the Fund receives less than NAV when selling an ETF).

Tracking Risk: Investment in the Core Advantage Fund should be made with the understanding that the Indexed Investments in which the Fund invests may not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the Indexed Investments in which the Core Advantage Fund invests may incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the Indexed Investments may, from time to time, temporarily be unavailable, which may further impede the Indexed Investments’ ability to track their applicable indices or match their performance.

Risks Related to Portfolio Turnover: As a result of its trading strategies, the Core Advantage Fund may sell portfolio securities without regard to the length of time they have been held and will likely have a higher portfolio turnover rate than other mutual funds. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, higher turnover generally results in additional Fund expenses. High rates of portfolio turnover may lower the performance of the Core Advantage Fund due to these increased costs and may also result in the realization of short-term capital gains. If the Core Advantage Fund realizes capital gains when portfolio investments are sold, the Fund must generally distribute those gains to shareholders, increasing the Fund’s taxable distributions. High rates of portfolio turnover in a given year would likely result in short-term capital gains that are taxed to shareholders at ordinary income tax rates.

Sector/Focused Investment Risk: Another area of risk involves the potential focus of the Core Advantage Fund’s assets in securities of a particular sector or issuers having similar characteristics. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Core Advantage Fund invests more heavily in a particular sector or focuses its investments in securities issued by entities having similar characteristics, the value of its shares may be more sensitive to any single economic, business, political or regulatory occurrence than a Fund that is more widely diversified. The sectors in which the Core Advantage Fund may invest in more heavily will vary.

Fixed Income Risk: There are risks associated with the potential investment of the Core Advantage Fund’s assets in fixed income investments, which include credit risk, interest rate risk, and maturity risk. These risks could affect the value of investments of the Core Advantage Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments. Additional information about fixed income risks can be found in the Core Advantage Fund’s Statement of Additional Information (“SAI”).

•
Credit Risk. The value of the Core Advantage Fund’s fixed income investments is dependent on the creditworthiness of the issuer. A deterioration in the financial condition of an issuer or a deterioration in general economic conditions could cause an issuer to fail to pay principal and interest when due.

•
Interest Rate Risk. The value of the Core Advantage Fund’s fixed income investments will generally vary inversely with the direction of prevailing interest rates. Generally when interest rates rise, the value of the Core Advantage Fund’s fixed income investments can be expected to decline.

•
Maturity Risk. The value of the Core Advantage Fund’s fixed income investments is also dependent on their maturity. Generally, the longer the maturity of a fixed income security, the greater its sensitivity to changes in interest rates.

Risks Related to Investments in Money Market Mutual Funds: Although a money market fund seeks to maintain the value of an investment at $1.00 per share, there is no assurance that it will be able to do so, and it is possible to lose money by investing in a money market fund. The Core Advantage Fund will incur additional indirect expenses due to acquired fund fees and other costs to the extent it invests in shares of money market mutual funds.

Foreign Securities Risk: Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations or currency exchange rates, expropriation or confiscatory taxation, limitation on the removal of cash or other assets of the Core Advantage Fund, political or financial instability, or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additional information about foreign securities risk can be found in the Core Advantage Fund’s SAI.

Small and Medium Capitalization Companies Risk: The Core Advantage Fund may, at any given time, invest a significant portion of its assets in securities of small capitalization companies (i.e. companies with less than $1 billion in capitalization) and/or medium capitalization companies (i.e., companies with between $1 billion and $5 billion in capitalization). Investing in the securities of small and medium capitalization companies generally involves greater risk than investing in larger, more established companies. The securities of small and medium companies usually have more limited marketability and therefore may be more volatile and less liquid than securities of larger, more established companies or the market averages in general. Because small and medium capitalization companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Small and medium capitalization companies often have limited product lines, markets, or financial resources and lack management depth, making them more susceptible to market pressures. Small and medium capitalization companies are typically subject to greater changes in earnings and business prospects than larger, more established companies. The foregoing risks are generally increased for small capitalization companies as compared to companies with larger capitalizations.

Large Capitalization Companies Risk: Large capitalization companies (i.e., companies with more than $5 billion in capitalization) may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended period or economic expansion.

PERFORMANCE SUMMARY

The bar chart and performance table that follow provide some indication of the risks and variability of investing in the Core Advantage Fund. The bar chart shows changes in the performance of the Fund’s Class A shares for each full calendar year since their commencement of operations. Each Class of shares would have substantially similar annual returns and would differ only to the extent that each Class has different expenses. The impact of sales charges is not reflected in the bar chart; if reflected, returns would be less than those shown. The performance table shows how the average annual total returns of the Core Advantage Fund’s Class A shares compare with broad measures of market performance. How the Core Advantage Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available at www.stadionfunds.com or by calling 1-866-383-7636.

Calendar Year Returns
Class A Performance

•	During the periods shown in the bar chart above, the highest return for a calendar quarter was 13.12% (quarter ended September 30, 2009).

•	During the periods shown in the bar chart above, the lowest return for a calendar quarter was -12.46% (quarter ended December 31, 2008).

•	The 2012 calendar year-to-date total return for Class A shares was 5.49% through June 30, 2012.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not applicable to investors who hold shares of the Core Advantage Fund through tax-deferred arrangements, such as 401(k) plans or IRAs. After-tax returns are shown for Class A shares only and after-tax returns for other classes will vary to the extent that each class has different expenses.

Average Annual Total Returns (for periods ended December 31, 2011)	1 Year	5 Years	Since Inception of Class*
Class A Shares
Return Before Taxes	-13.52%	-1.48%	-0.08%
Return After Taxes on Distributions	-14.50%	-1.86%	-0.45%
Return After Taxes on Distributions and Sale of Fund Shares	-8.22%	-1.37%	-0.18%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	2.11%	-0.25%	1.23%
80% S&P 500 Index/20% Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	3.45%	1.36%	2.56%
Class C Shares
Return Before Taxes	-8.86%	—	2.87%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	2.11%	—	11.55%
80% S&P 500 Index/20% Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	3.45%	—	10.76%
Class I Shares
Return Before Taxes	-7.90%	—	2.37%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	2.11%	—	11.69%
80% S&P 500 Index/20% Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	3.45%	—	10.95%
*	Class A Shares began operations on September 15, 2006, Class C Shares began operations on October 1, 2009 and Class I Shares began operations on May 28, 2010.

MANAGEMENT OF THE FUND

Stadion Money Management, LLC is the Core Advantage Fund’s investment adviser.

The Advisor employs a team of investment professionals responsible for the day-to-day management of the Core Advantage Fund’s investments. Its members are:

Name	Title with the Advisor	Length of Service to the Fund
Timothy A. Chapman	Chief Executive Officer	Since 2006
Judson P. Doherty, CFA	President	Since 2006
Gregory L. Morris	Portfolio Manager	Since 2006
Brad A. Thompson, CFA	Chief Investment Officer	Since 2009

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Information Relevant to All Funds” on page 41 of this Prospectus.

STADION OLYMPUS FUNDTM

INVESTMENT OBJECTIVE

The investment objective of the Stadion Olympus Fund™ (the “Olympus Fund”) is to seek long-term capital appreciation, while maintaining a secondary emphasis on capital preservation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Olympus Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in Class A shares of the Olympus Fund. More information about these and other discounts is available from your financial professional and in this Prospectus in the “Class A Shares” section beginning on page 63 and in the Statement of Additional Information (”SAI”) in the “Additional Purchase and Redemption Information” section beginning on page 29.

Shareholder Fees (fees paid directly from your investment)
	Class A Shares	Class C Shares	Class I Shares
Maximum Sales Charge (Load)	6.75%	None	None
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the amount redeemed)	1.00%(1)	1.00%(2)	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A Shares	Class C Shares	Class I Shares
Management Fees	1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses(3)	0.99%	2.05%	2.19%
Acquired Fund Fees and Expenses(3)	0.22%	0.22%	0.22%
Total Annual Fund Operating Expenses	2.71%	4.52%	3.66%
Management Fee Waivers and Expense Reimbursements(4)	0.54%	1.60%	1.74%
Total Annual Fund Operating Expenses After Management Fee Waivers and Expense Reimbursements(4)	2.17%	2.92%	1.92%

(1)
In the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge), a 1.00% contingent deferred sales charge (“CDSC”) may be assessed on shares redeemed within 18 months of purchase.

(2)	A 1.00% CDSC will be assessed on shares purchased on or after October 1, 2012 and redeemed within 12 months of purchase.

(3)	Based on estimated amounts for the current fiscal year.

(4)
Stadion Money Management, LLC (the “Advisor”) has entered into an Expense Limitation Agreement with the Olympus Fund under which it has contractually agreed to waive Management Fees and to assume other expenses of the Fund, if necessary, in an amount that limits annual operating expenses (exclusive of interest, taxes, brokerage commissions, extraordinary expenses, Acquired Fund Fees and Expenses and payments, if any, under a Rule 12b-1 Distribution Plan) of Class A, Class C and Class I shares to not more than 1.70% of the average daily net assets allocable to each Class of the Fund. The Expense Limitation Agreement is currently in effect until October 1, 2013. The Expense Limitation Agreement may be terminated by the Trust or the Advisor at the end of its then-current term upon not less than 90 days’ notice.

Example

This Example is intended to help you compare the cost of investing in shares of the Olympus Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Olympus Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Olympus Fund’s operating expenses remain the same, except the contractual arrangement to waive Management Fees and assume other expenses remains in effect only until October 1, 2013. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Assuming Redemption at End of Period
	1 Year	3 Years
Class A	$782	$1,320
Class C	$395	$1,222
Class I	$195	$960

Assuming No Redemption
	1 Year	3 Years
Class C	$295	$1,222

Portfolio Turnover

The Olympus Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Olympus Fund’s performance. During the most recent fiscal period, the Olympus Fund’s portfolio turnover rate was 21% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To achieve its investment objective, the Olympus Fund invests primarily in, and allocates its investments primarily between, Indexed Investments (defined below) that are intended to be generally representative of the performance of non-U.S. developed and emerging markets and market sectors, and cash positions (defined below). Indexed Investments include exchange-traded funds or ETFs (funds traded on securities exchanges that generally hold a portfolio of common stocks or bonds designed to correspond with the performance of a securities index or sector of an index), groups of securities related by index or sector made available through certain brokers at a discount brokerage rate (such as stock baskets, baskets of bonds or other index- or sector-based groups of related securities) and index-based mutual funds or other investment companies (collectively, “Indexed Investments”). Cash positions include cash and short-term, highly liquid investments, such as money market mutual funds (“Cash Positions”).

In allocating the Olympus Fund’s assets, the Advisor uses a proprietary, technically driven asset allocation model to determine current risk in the broad equity markets (reflected in the Advisor’s model by a weighted average score) based on a number of technical indicators examined by the Advisor. The technical indicators examined by the Advisor are primarily focused on trend analysis, such as analysis of price trends (e.g., determining risk based on movements of market prices up or down), breadth trends (e.g., analyzing the ratio of the number of advancing stocks to declining stocks) and relative strength (i.e., comparing risk profiles of investment alternatives such as small cap vs. large cap or growth vs. value).

Based on its allocation model, the Advisor seeks to evaluate the risk levels for different non-U.S. markets and market sectors. For example, the Advisor will use the model to make a technical determination of the risk that different markets or market sectors will decline. The Advisor then seeks to participate in markets and market sectors with low risk scores, and seeks to divest investments in markets and market sectors with high risk scores.

To participate in non-U.S. developed and emerging markets and market sectors, the Advisor’s investment philosophy emphasizes purchasing Indexed Investments, which the Advisor believes are a convenient way to invest in both broad market indexes (e.g., the MSCI World, MSCI ACW, Global Dow, MSCI EAFE etc.), specific country or region indexes (e.g., MSCI Spain, WisdomTree Australia Dividend, the S&P Asia 50 etc.) and market sector indexes (e.g., country- or region-specific healthcare indexes, utilities indexes, real estate indexes, etc.). The Olympus Fund may invest in non-U.S. developed and emerging markets and market sectors of all types, including Indexed Investments that invest in non-U.S. developed and emerging markets and market sectors (including specific non-U.S. countries and regions) and Indexed Investments that invest in global or international indexes that include exposure to domestic markets or sectors. The Olympus Fund may invest in fixed-income Indexed Investments with portfolios comprised of domestic or foreign corporate and/or government bonds issued by any size company, municipality or government body in any sector of any maturity or yield, provided that corporate debt obligations are “investment grade” securities rated in one of the four highest rating categories by one or more nationally recognized rating agencies or, if not so rated, are of equivalent quality in the opinion of the Advisor.

In general, the Olympus Fund will purchase or increase its exposure to Indexed Investments tracking non-U.S. equity markets or market sectors when the Advisor’s asset allocation model and risk analysis indicates that the applicable market or market sector is at low risk of losing value or presents opportunities for growth and appreciation. The Olympus Fund will generally sell interests or reduce investment exposure in Indexed Investments tracking non-U.S. equity markets or market sectors in favor of foreign or domestic fixed-income Indexed Investments or Cash Positions when the Advisor’s asset allocation model and risk analysis indicates that such markets have become or are becoming risky. As a result, the Olympus Fund may be substantially or fully invested in foreign or domestic fixed-income Indexed Investments, Cash Positions, and similar securities when the Advisor believes there are significant risks in the non-U.S. equity markets.

The Olympus Fund also has the flexibility to enter into forward foreign currency contracts to hedge against the adverse impact of changes in foreign exchange rates on its investments.

Although the Olympus Fund will focus on non-U.S. markets and market sectors, the Olympus Fund will have exposure to U.S. markets and market sectors to the extent that the portfolios of the Indexed Investments in which the Fund invests (e.g., those tracking international or global indexes with U.S. exposure or domestic fixed-income indexes) contain U.S. securities or track U.S. markets or market sectors. The Olympus Fund may invest in Indexed Investments tracking equity markets or market sectors with portfolios comprised of domestic or foreign companies in any sector of any size.

The Advisor intends to invest in Cash Positions, and manage such Cash Positions strategically, when it believes markets are overvalued or market risk is too high. As part of its principal investment strategy, the Olympus Fund may invest up to 100% of its portfolio in Cash Positions.

As a result of its trading strategies, the Olympus Fund expects to engage in frequent portfolio transactions that will likely result in higher portfolio turnover than other mutual funds. Portfolio turnover is a ratio that indicates how often the securities in a mutual fund’s portfolio change during a year. A higher portfolio turnover rate indicates a greater number of changes, and a lower portfolio turnover rate indicates a smaller number of changes. Under normal circumstances, the anticipated portfolio turnover rate for the Olympus Fund is expected to be significantly greater than 100%.

The Olympus Fund is a “fund of funds.” The term “fund of funds” is typically used to describe mutual funds, such as the Olympus Fund, whose primary investment strategy involves investing in other investment companies, such as ETFs and other mutual funds.

PRINCIPAL RISKS

An investment in the Olympus Fund is subject to investment risks; therefore you may lose money by investing in the Fund. There can be no assurance that the Olympus Fund will be successful in meeting its investment objective. The Olympus Fund is best suited for long-term investors. Generally, the Olympus Fund will be subject to the following risks:

Market Risk: Market risk refers to the risk that the value of securities in the Olympus Fund’s portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Advisor’s control, including fluctuation in interest rates, the quality of the Fund’s investments, economic conditions, and general equity market conditions. In a declining stock market, stock prices for all companies (including those in the Olympus Fund’s portfolio) may decline, regardless of their long-term prospects.

Foreign Securities Risk: Investing in securities issued by companies whose principal business activities are outside the United States, or investing in Indexed Investments focusing on such companies, may involve significant risks not present in domestic investments. There is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations or currency exchange rates, expropriation or confiscatory taxation, limitation on the removal of cash or other assets of the Olympus Fund from foreign markets, political or financial instability, or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additional information about foreign securities risk can be found in the Olympus Fund’s SAI.

Currency Risk: Investments in foreign markets involve currency risk, which is the risk that the values of the Indexed Investments and other assets denominated in foreign currencies will decrease due to adverse changes in the value of the U.S. dollar relative to the value of foreign currencies. The Olympus Fund may, but is not required to, hedge against currency risk through the use of forward foreign currency contracts, which are obligations to purchase or sell a specified currency at a future date at a price established at the time of the contract. Forward foreign currency contracts involve the risk of loss due to the imposition of exchange controls by a foreign government, the delivery failure or default by the other party to the transaction or the inability of the Fund to close out a position if the trading market becomes illiquid. There can be no assurance that any currency hedging transactions will be successful, and the Olympus Fund may suffer losses from these transactions.

Emerging Markets Risk: Investments in emerging markets, which include Africa, Asia, the Middle East and Central and South America, are subject to the risk of abrupt and severe price declines. The economic and political structures of developing countries, in most cases, do not compare favorably with the U.S. and other developed countries in terms of wealth and stability, and financial markets in developing countries are not as liquid as markets in developed countries. The economies in emerging market countries are less developed and can be overly reliant on particular industries and more vulnerable to the ebb and flow of international trade, trade barriers, and other protectionist measures. Certain countries may have legacies or periodic episodes of hyperinflation and currency devaluations or instability and upheaval that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Significant risks of war and terrorism currently affect some emerging market countries.

Management Style Risk: The share price of the Olympus Fund changes daily based on the performance of the securities in which it invests. The ability of the Olympus Fund to meet its investment objective is directly related to the ability of the Advisor’s allocation model to accurately measure market risk and appropriately react to current and developing market trends. There is no guarantee that the Advisor’s judgments about the attractiveness, value and potential appreciation of particular investments in which the Olympus Fund invests will be correct or produce the desired results. If the Advisor fails to accurately evaluate market risk or appropriately react to current and developing market conditions, the Olympus Fund’s share price may be adversely affected.

Risks Related to “Fund of Funds” Structure: Under the Investment Company Act of 1940 (the “1940 Act”), the Olympus Fund may not acquire shares of an ETF or other investment company if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the ETF’s or investment company’s total outstanding shares unless (i) the ETF or the Olympus Fund has received an order for exemptive relief from the 3% limitation from the Securities and Exchange Commission (the “SEC”) that is applicable to the Olympus Fund; and (ii) the ETF and the Olympus Fund take appropriate steps to comply with any conditions in such order. Accordingly, the 3% limitation may prevent the Olympus Fund from allocating its investments in the manner the Advisor considers optimal, or cause the Advisor to select an investment other than that which the Advisor considers optimal.

Since the Olympus Fund is a “fund of funds,” your cost of investing in the Fund will generally be higher than the cost of investing directly in ETFs or other investment companies. By investing in the Olympus Fund, you will indirectly bear fees and expenses charged by the underlying ETFs and investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses. Furthermore, the use of a fund of funds structure could affect the timing, amount, and character of a fund’s distributions and therefore may increase the amount of your tax liability.

Risks Related to ETF NAV and Market Price: The market value of an ETF’s shares may differ from its net asset value (“NAV”). This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the ETF’s underlying basket of securities. Accordingly, there may be times when an ETF trades at a premium (creating the risk that the Olympus Fund pays more than NAV for an ETF when making a purchase) or discount (creating the risks that the Olympus Fund’s NAV is reduced for undervalued ETFs it holds, and that the Fund receives less than NAV when selling an ETF).

Investments in shares of ETFs and similar investments involve risks generally associated with investments in common stocks, including the risk that the general level of stock prices, or that the prices of stocks within a particular sector, may increase or decline, thereby affecting the value of the shares of the ETFs held by the Fund. Such investments also involve the risks that: (1) an active trading market for shares may not develop or be maintained; (2) an ETF’s share price may not track its specified market index and may trade below its NAV; and (3) ETFs in which the Fund invests generally are not actively managed and do not attempt to take defensive positions in volatile or declining markets.

Tracking Risk: Investment in the Olympus Fund should be made with the understanding that the Indexed Investments in which the Fund invests may not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the Indexed Investments in which the Olympus Fund invests may incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the Indexed Investments may, from time to time, temporarily be unavailable, which may further impede the Indexed Investments’ ability to track their applicable indices or match their performance.

Risks Related to Portfolio Turnover: As a result of its trading strategies, the Olympus Fund may sell portfolio securities without regard to the length of time they have been held and will likely have a higher portfolio turnover rate than other mutual funds. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, higher turnover generally results in additional Fund expenses. High rates of portfolio turnover may lower the performance of the Olympus Fund due to these increased costs and may also result in the realization of short-term capital gains. If the Olympus Fund realizes capital gains when portfolio investments are sold, the Fund must generally distribute those gains to shareholders, increasing the Fund’s taxable distributions. High rates of portfolio turnover in a given year would likely result in short-term capital gains that are taxed to shareholders at ordinary income tax rates.

Sector/Focused Investment Risk: Another area of risk involves the potential focus of the Olympus Fund’s assets in securities of a particular sector or issuers having similar characteristics. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Olympus Fund invests more heavily in a particular sector or focuses its investments in securities issued by entities having similar characteristics, the value of its shares may be more sensitive to any single economic, business, political or regulatory occurrence than a Fund that is more widely diversified. The sectors in which the Olympus Fund may invest in more heavily will vary.

Fixed Income Risk: There are risks associated with the potential investment of the Olympus Fund’s assets in fixed income investments, which include credit risk, interest rate risk, and maturity risk. These risks could affect the value of investments of the Olympus Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments. Additional information about fixed income risks can be found in the Olympus Fund’s SAI.

•
Credit Risk. The value of the Olympus Fund’s fixed income investments is dependent on the creditworthiness of the issuer. A deterioration in the financial condition of an issuer or a deterioration in general economic conditions could cause an issuer to fail to pay principal and interest when due.

•
Interest Rate Risk. The value of the Olympus Fund’s fixed income investments will generally vary inversely with the direction of prevailing interest rates. Generally when interest rates rise, the value of the Olympus Fund’s fixed income investments can be expected to decline.

•
Maturity Risk. The value of the Olympus Fund’s fixed income investments is also dependent on their maturity. Generally, the longer the maturity of a fixed income security, the greater its sensitivity to changes in interest rates.

Risks Related to Investments in Money Market Mutual Funds: Although a money market fund seeks to maintain the value of an investment at $1.00 per share, there is no assurance that it will be able to do so, and it is possible to lose money by investing in a money market fund. The Olympus Fund will incur additional indirect expenses due to acquired fund fees and other costs to the extent it invests in shares of money market mutual funds.

Small and Medium Capitalization Companies Risk: The Olympus Fund may, at any given time, invest a significant portion of its assets in securities of small capitalization companies (i.e. companies with less than $1 billion in capitalization) and/or medium capitalization companies (i.e., companies with between $1 billion and $5 billion in capitalization). Investing in the securities of small and medium capitalization companies generally involves greater risk than investing in larger, more established companies. The securities of small and medium companies usually have more limited marketability and therefore may be more volatile and less liquid than securities of larger, more established companies or the market averages in general. Because small and medium capitalization companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Small and medium capitalization companies often have limited product lines, markets, or financial resources and lack management depth, making them more susceptible to market pressures. Small and medium capitalization companies are typically subject to greater changes in earnings and business prospects than larger, more established companies. The foregoing risks are generally increased for small capitalization companies as compared to companies with larger capitalizations.

Large Capitalization Companies Risk: Large capitalization companies (i.e., companies with more than $5 billion in capitalization) may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended period or economic expansion.

PERFORMANCE SUMMARY

The Olympus Fund began operations on April 2, 2012 and therefore does not have a performance history for a full calendar year to report. After the Olympus Fund has returns for a full calendar year, its Prospectus will provide performance information which will give some indication of the risks of an investment in the Olympus Fund by comparing the Fund’s performance with a broad measure of market performance. How the Olympus Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. Updated performance information, current through the most recent month end, is available at www.stadionfunds.com or by calling 1-866-383-7636.

MANAGEMENT OF THE FUND

Stadion Money Management, LLC is the Olympus Fund’s investment adviser.

The Advisor employs a team of investment professionals responsible for the day-to-day management of the Olympus Fund’s investments. Its members are:

Name	Title with the Advisor	Length of Service to the Fund
Timothy A. Chapman	Chief Executive Officer	Since April 1, 2012
Judson P. Doherty, CFA	President	Since April 1, 2012
Gregory L. Morris	Portfolio Manager	Since April 1, 2012
Brad A. Thompson, CFA	Chief Investment Officer	Since April 1, 2012

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Information Relevant to All Funds” on page 41 of this Prospectus.

STADION TRILOGY FUNDTM

INVESTMENT OBJECTIVE

The investment objective of the Stadion Trilogy FundTM (the “Trilogy Fund”) is total return, with an emphasis on lower risk and volatility than the U.S. equity markets.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Trilogy Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in Class A shares of the Trilogy Fund. More information about these and other discounts is available from your financial professional and in this Prospectus in the “Class A Shares” section beginning on page 63 and in the Statement of Additional Information (”SAI”) in the “Additional Purchase and Redemption Information” section beginning on page 29.

Shareholder Fees (fees paid directly from your investment)
	Class A Shares	Class C Shares	Class I Shares
Maximum Sales Charge (Load)	6.75%	None	None
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the amount redeemed)	1.00%(1)	1.00%(2)	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A Shares	Class C Shares	Class I Shares
Management Fees	1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses(3)	0.52%	0.73%	1.12%
Acquired Fund Fees and Expenses(3)	0.10%	0.10%	0.10%
Total Annual Fund Operating Expenses	2.12%	3.08%	2.47%
Management Fee Waivers and Expense Reimbursements(4)	0.07%	0.28%	0.67%
Total Annual Fund Operating Expenses After Management Fee Waivers and Expense Reimbursements(4)	2.05%	2.80%	1.80%

(1)
In the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge), a 1.00% contingent deferred sales charge (“CDSC”) may be assessed on shares redeemed within 18 months of purchase.

(2)	A 1.00% CDSC will be assessed on shares purchased on or after October 1, 2012 and redeemed within 12 months of purchase.

(3)	Based on estimated amounts for the current fiscal year.

(4)
Stadion Money Management, LLC (the “Advisor”) has entered into an Expense Limitation Agreement with the Trilogy Fund under which it has contractually agreed to waive Management Fees and to assume other expenses of the Fund, if necessary, in an amount that limits annual operating expenses (exclusive of interest, taxes, brokerage commissions, extraordinary expenses, Acquired Fund Fees and Expenses and payments, if any, under a Rule 12b-1 Distribution Plan) of Class A, Class C and Class I shares to not more than 1.70% of the average daily net assets allocable to each Class of the Fund. The Expense Limitation Agreement is currently in effect until October 1, 2013. The Expense Limitation Agreement may be terminated by the Trust or the Advisor at the end of its then-current term upon not less than 90 days’ notice.

Example

This Example is intended to help you compare the cost of investing in shares of the Trilogy Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Trilogy Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Trilogy Fund’s operating expenses remain the same, except the contractual arrangement to waive Management Fees and assume other expenses remains in effect only until October 1, 2013. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Assuming Redemption at End of Period
	1 Year	3 Years
Class A	$771	$1,194
Class C	$383	$925
Class I	$183	$706

Assuming No Redemption
	1 Year	3 Years
Class C	$283	$925

Portfolio Turnover

The Trilogy Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Trilogy Fund’s performance. During the most recent fiscal period, the Trilogy Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To achieve its investment objective, the Trilogy Fund combines multiple investment strategies and investment techniques that are designed to generate return and manage risk exposure among varying market conditions. The Trilogy Fund will employ three separate investment styles to invest in:

(i)	a diversified portfolio of common stocks and exchange-traded funds (“ETFs”) investing in stock indexes, and options selected to provide protection from market declines (the “Equity Position”),

(ii)	fixed-income securities or ETFs investing in fixed-income securities, and options sold and repurchased to generate net premium income (the “Income Position”), and

(iii)	index options or other securities in an effort to benefit from substantial price changes (up or down) in the markets (the “Trend Position”).

In allocating the Trilogy Fund’s assets, the Advisor uses a combination of the investment styles described above and may reduce or limit investments in certain assets, asset classes or strategies in order to achieve the desired composition of the Trilogy Fund’s portfolio. Many of these strategies are designed to manage risk exposure by seeking opportunities for return from varying market conditions. Under normal market conditions, the Trilogy Fund expects that (i) approximately 30% to 50% of the Trilogy Fund’s assets will be allocated to the Equity Position, (ii) approximately 30% to 50% of the Trilogy Fund’s assets will be allocated to the Income Position and (iii) approximately 10% to 30% of the Trilogy Fund’s assets will be allocated to the Trend Position; however, these percentages may vary over time or as a result of market fluctuations.

The market value of the long options in the Equity Position is generally expected to be not more than approximately 6% of the Trilogy Fund’s value. The market value of the short options in the Equity Position is generally expected to be not more than approximately 6% of the Trilogy Fund’s value. The market value of the options in the Income Position is generally expected to be not more than approximately 10% of the Trilogy Fund’s value. The market value of the options in the Trend Position is generally expected to be approximately 10% to 30% of the Trilogy Fund’s value.

The Trilogy Fund will generally invest as follows:

•
The Equity Position. The Equity Position is designed to participate in equity markets while moderating volatility. In the Equity Position, the Trilogy Fund will typically invest in a broadly diversified portfolio of U.S. exchange-listed common stocks and American Depositary Receipts (“ADRs”) of companies that the Advisor believes possess attractive valuation characteristics and the capability for above-average dividend yield, or ETFs that hold such companies. In selecting individual positions, the Advisor generally considers factors such as profitability, revenue growth, gross margins, debt ratios and other financial characteristics, seeking companies with favorable valuations (generally, prices that are reasonable relative to projected revenues, earnings and dividends). The Advisor also looks for companies that possess characteristics that support maintaining market share and earnings power through market cycles and demonstrate the potential to increase dividends or earnings over time. While the Advisor will typically focus the Equity Position on companies having capitalizations of $5 billion or more, there are no restrictions on market capitalization of portfolio stocks. The Advisor may sell a stock from the Equity Position if the Advisor believes the company’s fundamentals have deteriorated, the company’s dividend or earnings growth has or will decline or the Advisor otherwise believes that selling the stock is in the Trilogy Fund’s best interest.

The Advisor uses an option technique called a “collar” to provide downside risk protection to the Equity Position; however, collars also will limit upside potential. In the Equity Position, the Advisor generally writes index calls above the current value of the applicable index to seek to generate premium income and use the proceeds to purchase index puts below the current value of the applicable index to seek to reduce the Trilogy Fund’s exposure to market risk and volatility.

The notional value of the options positions in the Equity Position is not expected to exceed 100% of the expected, aggregate value of the equity securities owned in the Equity Position at the time either option is “in the money” (i.e., when exercising the option would result in a profit). This percentage limitation on the use of calls and options applies at the time an investment is made.

•
The Income Position. The Income Position is designed to balance the risk of the Equity Position by utilizing a combination of investments in domestic fixed-income investments (e.g., corporate bonds, U.S. government securities, mortgage-backed securities, high yield bonds or ETFs that invest in such securities) (collectively, “Fixed Income Instruments”) and the receipt of premiums from selling index options. The primary objective of the Income Position is yield generation, with a secondary emphasis on capital appreciation. While the Advisor may purchase Fixed Income Instruments of any maturity and credit quality, the Advisor typically invests in a broad mix of ETFs targeting a specific yield that the Advisor may adjust from time to time in response to market conditions.

In implementing its options strategy for the Income Position, the Advisor typically writes put and call options on one or more broad-based U.S. stock indices, receiving premiums from the purchasers of the options. The Advisor may then repurchase the options prior to their expiration date, giving up appreciation and avoiding depreciation in between the sale of the option and its repurchase. The difference between the premium received from selling the option and the cost of repurchasing the option will determine the gain or loss realized by the Income Position. The options strategy utilized by the Advisor for the Income Position is intended to provide increased cash flow from premiums, reduce volatility and provide protection against potential loss when the Trilogy Fund purchases put and call options on the same indices on which the Fund has written options.

•
The Trend Position. The Trend Position is designed to benefit from substantial price changes (up or down) in the markets. In executing the strategy for the Trend Position, the Advisor intends to purchase and write (sell) put and call options on one or more broad-based U.S. stock indices, such as the Standard & Poor’s 500 Index, or ETFs that replicate or are related to such indices (including, without limitation, indices that measure market volatility). The Advisor uses a proprietary option allocation model to dynamically adjust the put protection it seeks to employ with the intent to minimize cost to the portfolio while providing potential upside in market downturns. Over time, the indices on which the Trilogy Fund purchases and sells options may vary based on the Advisor’s assessment of the availability and liquidity of various listed index options, and the Advisor’s evaluation of equity market conditions and other factors.

Generally the Trend Position favors establishing debit option spreads of varying strike prices and maturities by simultaneously selling and purchasing options on the same underlying instrument having the same expiration date. The options the Trend Position buys and sells are typically settled in cash rather than by delivery of securities and reflect price fluctuations in a group of securities or segments of the securities market. The Advisor may also purchase alternative instruments that the Advisor believes will approximate the performance that could be achieved by establishing debit option spreads when the Advisor believes comparable results can be achieved at a lower cost than buying options directly. These alternative instruments include options on indexes, options on futures, options on ETFs or other exchange traded securities and positively or negatively correlated market instruments. The Trilogy Fund may also invest in ETFs and other investment companies that employ a trend or momentum-based strategy for the Trend Position.

PRINCIPAL RISKS

An investment in the Trilogy Fund is subject to investment risks; therefore you may lose money by investing in the Trilogy Fund. There can be no assurance that the Trilogy Fund will be successful in meeting its investment objective. The Trilogy Fund is best suited for long-term investors. Generally, the Trilogy Fund will be subject to the following risks:

Market Risk: Market risk refers to the risk that the value of securities in the Trilogy Fund’s portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Advisor’s control, including fluctuation in interest rates, the quality of the Trilogy Fund’s investments, economic conditions, and general equity market conditions. In a declining stock market, stock prices for all companies (including those in the Trilogy Fund’s portfolio) may decline, regardless of their long-term prospects.

Management Style Risk: The share price of the Trilogy Fund changes daily based on the performance of the securities in which it invests and the success of the Advisor’s options strategies. The ability of the Trilogy Fund to meet its investment objective is directly related to the success of the Advisor’s investment process and there is no guarantee that the Advisor’s judgments about the attractiveness, value and potential appreciation of particular investments and strategies for the Trilogy Fund will be correct or produce the desired results. If the Advisor fails to accurately evaluate market risk or appropriately react to current and developing market conditions, the Trilogy Fund’s share price may be adversely affected.

Derivative Risk: Put and call options are referred to as “derivative” instruments since their values are based on (“derived from”) the values of other securities. Derivative instruments can be volatile and the potential loss to the Trilogy Fund may exceed the Trilogy Fund’s initial investment. Derivative instruments may be difficult to value and may be subject to wide swings in valuations caused by changes in the value of the underlying instrument. The use of these instruments requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling securities. If the Advisor uses a derivative instrument at the wrong time or judges market conditions incorrectly, or if the derivative instrument does not perform as expected, these strategies may significantly reduce the Trilogy Fund’s return. The Trilogy Fund could also experience losses if it is unable to close out a position because the market for an instrument or position is or becomes illiquid. Options purchased by the Trilogy Fund may decline in value with the passage of time, even in the absence of movement in the price of the underlying security.

Derivative instruments involve risks different from direct investments in the underlying securities, including: imperfect correlation between the value of the derivative instrument and the underlying assets; risks of default by the other party to the derivative instrument; risks that the transactions may result in losses of all or in excess of any gain in the portfolio positions; and risks that the transactions may not be liquid. Derivative instruments may create economic leverage in the Trilogy Fund, which magnifies the Trilogy Fund’s exposure to the underlying instrument. If the Trilogy Fund sells a put option whose exercise is settled in cash, the Trilogy Fund cannot provide in advance for its potential settlement obligations by selling short the underlying securities, and the Trilogy Fund will be responsible, during the option’s life, for any decreases in the value of the underlying security below the strike price of the put option. If the Trilogy Fund sells a call option whose exercise is settled in cash, the Trilogy Fund cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities, and the Trilogy Fund will be responsible, during the option’s life, for any increases in the value of the underlying security above the strike price of the call option. If the Trilogy Fund establishes a debit option spread, the potential for unlimited losses associated with the option the Trilogy Fund sold will be mitigated, but the potential for unlimited gains associated with the option purchased will be reduced by the cost of, and capped by losses potentially incurred as a result of, the corresponding option sold.

Small and Medium Capitalization Companies Risk: The Trilogy Fund may, at any given time, invest a significant portion of its assets in securities of small capitalization companies (i.e. companies with less than $1 billion in capitalization) and/or medium capitalization companies (i.e., companies with between $1 billion and $5 billion in capitalization). Investing in the securities of small and medium capitalization companies generally involves greater risk than investing in larger, more established companies. The securities of small and medium companies usually have more limited marketability and therefore may be more volatile and less liquid than securities of larger, more established companies or the market averages in general. Because small and medium capitalization companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Small and medium capitalization companies often have limited product lines, markets, or financial resources and lack management depth, making them more susceptible to market pressures. Small and medium capitalization companies are typically subject to greater changes in earnings and business prospects than larger, more established companies. The foregoing risks are generally increased for small capitalization companies as compared to companies with larger capitalizations.

Large Capitalization Companies Risk: Large capitalization companies (i.e., companies with more than $5 billion in capitalization) may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Fixed Income Risk: There are risks associated with the potential investment of the Trilogy Fund’s assets in Fixed Income Instruments, which include credit risk, interest rate risk, and maturity risk. These risks could affect the value of investments of the Trilogy Fund, possibly causing the Trilogy Fund’s share price and total return to be reduced and fluctuate more than other types of investments. Additional information about fixed income risks can be found in the Trilogy Fund’s SAI.

•
Credit Risk. The value of the Trilogy Fund’s Fixed Income Instruments is dependent on the creditworthiness of the issuer. A deterioration in the financial condition of an issuer or a deterioration in general economic conditions could cause an issuer to fail to pay principal and interest when due.

•
Interest Rate Risk. The value of the Trilogy Fund’s Fixed Income Instruments will generally vary inversely with the direction of prevailing interest rates. Generally when interest rates rise, the value of the Trilogy Fund’s Fixed Income Instruments can be expected to decline.

•
Maturity Risk. The value of the Trilogy Fund’s Fixed Income Instruments is also dependent on their maturity. Generally, the longer the maturity of a fixed income security, the greater its sensitivity to changes in interest rates.

Foreign Securities Risk: ADRs and ETFs investing in foreign securities are subject to risks similar to those associated with direct investments in foreign securities. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in ADRs and ETFs investing in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations or currency exchange rates, expropriation or confiscatory taxation, limitation on the removal of cash or other assets of the Trilogy Fund, political or financial instability, or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign securities underlying ADRs often trade with less frequency and volume on their respective exchanges than domestic securities, and therefore foreign securities underlying ADRs, and the ADRs themselves, may exhibit greater price volatility than domestic investments.

Risks Related to ETF NAV and Market Price: The market value of an ETF’s shares may differ from its net asset value (“NAV”). This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the ETF’s underlying basket of securities. Accordingly, there may be times when an ETF trades at a premium (creating the risk that the Trilogy Fund pays more than NAV for an ETF when making a purchase) or discount (creating the risks that the Trilogy Fund’s NAV is reduced for undervalued ETFs it holds, and that the Trilogy Fund receives less than NAV when selling an ETF).

PERFORMANCE SUMMARY

The Trilogy Fund began operations on April 2, 2012 and therefore does not have a performance history for a full calendar year to report. After the Trilogy Fund has returns for a full calendar year, its Prospectus will provide performance information which will give some indication of the risks of an investment in the Trilogy Fund by comparing the Fund’s performance with a broad measure of market performance. How the Trilogy Fund has performed in the past (before and after taxes) is not an indication of how it will perform in the future. Updated performance information, current through the most recent month end, is available at www.stadionfunds.com or by calling 1-866-383-7636.

MANAGEMENT OF THE FUND

Stadion Money Management, LLC is the Trilogy Fund’s investment adviser.

The Advisor employs a team of investment professionals responsible for the day-to-day management of the Trilogy Fund’s investments. Its members are:

Name	Title with the Advisor	Length of Service to the Fund
Brad A. Thompson, CFA	Chief Investment Officer	Since April 1, 2012
Jonathan W. Weaver, CFA	Senior Portfolio Manager	Since May 25, 2012
David C. Pursell	Senior Portfolio Manager	Since May 25, 2012

INFORMATION RELEVANT TO ALL FUNDS

PURCHASE AND SALE OF FUND SHARES

Minimum Initial Investment

$1,000 for Class A and Class C shares; $500,000 for Class I shares.

Minimum Subsequent Investment

$250 for Class A and Class C shares; $5,000 for Class I shares.

General Information

You may purchase or redeem (sell) shares of each Fund on each day that the New York Stock Exchange is open for business. Transactions may be initiated by written request, by telephone or through your financial intermediary.

TAX INFORMATION

Each Fund’s distributions are generally taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVES

Managed Fund and Olympus FundTM

Long-term capital appreciation, while maintaining a secondary emphasis on capital preservation.

Core Advantage Fund

Capital appreciation.

Trilogy FundTM

Total return, with an emphasis on lower risk and volatility than the U.S. equity markets.

Each Fund’s investment objective may be changed by the Board of Trustees without shareholder approval upon at least 60 days’ prior written notice to the shareholders.

PRINCIPAL INVESTMENT STRATEGIES OF THE MANAGED FUND

To achieve its investment objective, the Managed Fund invests primarily in Indexed Investments and Cash Positions. In allocating the Managed Fund’s assets, the Advisor uses a proprietary, technically driven asset allocation model to determine current risk in the broad equity markets (reflected in the Advisor’s model by a weighted average score) based on a number of technical indicators examined by the Advisor. The technical indicators examined by the Advisor are primarily focused on trend analysis, such as analysis of price trends (e.g., determining risk based on movements of market prices up or down), breadth trends (e.g., analyzing the ratio of the number of advancing stocks to declining stocks) and relative strength (i.e., comparing risk profiles of investment alternatives such as small cap vs. large cap or growth vs. value).

What is an Exchange-Traded Fund (ETF)? An ETF is a fund that holds a portfolio of common stocks or bonds designed to track the performance of a securities index, such as the S&P 500, or sector of an index. ETFs are traded on a securities exchange (e.g., the American Stock Exchange) based on their market value. An ETF portfolio holds the same stocks or bonds as the index it tracks, so its market price reflects the value of the index at any given time. ETFs are registered investment companies and incur fees and expenses such as operating expenses, licensing fees, registration fees, trustees fees, and marketing expenses. Therefore, ETF shareholders pay their proportionate share of these expenses.

Based on its allocation model, the Advisor seeks to evaluate the risk levels for different markets and market sectors. For example, the Advisor will use the model to make a technical determination of the risk that different markets or market sectors will decline. The Advisor then seeks to participate in markets and market sectors with low risk scores, and seeks to divest investments in markets and market sectors with high risk scores.

To participate in markets and market sectors, the Advisor’s investment philosophy emphasizes purchasing Indexed Investments, which the Advisor believes are a convenient way to invest in both broad market indexes (e.g., the S&P 500, Russell 2000, NASDAQ-100, MSCI EAFE, Barclays bond indexes, etc.) and market sector indexes (e.g., healthcare indexes, utilities indexes, real estate indexes, etc.). The Managed Fund may invest up to 100% of its portfolio in Indexed Investments that have portfolios comprised of equity securities of domestic or foreign companies of any size in any sector. The Managed Fund may also invest up to 100% of its portfolio in fixed-income Indexed Investments that have portfolios comprised of domestic or foreign corporate and/or government bonds issued by any size company, municipality or government body in any sector of any maturity or yield, provided that corporate debt obligations are “investment grade” securities rated in one of the four highest rating categories by any one or more nationally recognized rating agencies or, if not rated, are of equivalent quality in the opinion of the Advisor.

In general, the Managed Fund will purchase or increase its exposure to Indexed Investments tracking equity markets or market sectors when the Advisor’s asset allocation model and risk analysis indicates that the applicable market or sector is at low risk of losing value or presents opportunities for growth and appreciation. The Managed Fund will generally sell interests or reduce investment exposure in Indexed Investments tracking equity markets or market sectors in favor of fixed-income Indexed Investments or Cash Positions when the Advisor’s asset allocation model and risk analysis indicates that such markets have become or are becoming risky. As a result, the Managed Fund may be substantially or fully invested in fixed-income Indexed Investments, Cash Positions, and similar securities when the Advisor believes there are significant risks in the equity markets.

The Advisor intends to invest in Cash Positions, and manage such Cash Positions strategically, when it believes markets are overvalued or market risk is too high. As part of its principal investment strategy, the Managed Fund may invest up to 100% of its portfolio in Cash Positions.

As a result of its trading strategies, the Managed Fund expects to engage in frequent portfolio transactions that will likely result in higher portfolio turnover than other mutual funds. Portfolio turnover is a ratio that indicates how often the securities in a mutual fund’s portfolio change during a year. A higher portfolio turnover rate indicates a greater number of changes, and a lower portfolio turnover rate indicates a smaller number of changes. Under normal circumstances, the anticipated portfolio turnover rate for the Managed Fund is expected to be significantly greater than 100%.

The Managed Fund is a “fund of funds.” The term “fund of funds” is typically used to describe mutual funds, such as the Managed Fund, whose primary investment strategy involves investing in other investment companies, such as ETFs and other mutual funds.

PRINCIPAL INVESTMENT STRATEGIES OF THE CORE ADVANTAGE FUND

To achieve its investment objective, the Core Advantage Fund invests primarily in an allocation of Indexed Investments and Cash Positions. In allocating the Core Advantage Fund’s assets, the Advisor uses a proprietary, technically driven asset allocation model to determine current risk in the broad equity markets (reflected in the Advisor’s model by a weighted average score) based on a number of technical indicators examined by the Advisor. The technical indicators examined by the Advisor are primarily focused on trend analysis, such as analysis of price trends (e.g., determining risk based on movements of market prices up or down), breadth trends (e.g., analyzing the ratio of the number of advancing stocks to declining stocks) and relative strength (i.e., comparing risk profiles of investment alternatives such as small cap vs. large cap or growth vs. value).

Based on its allocation model, the Advisor seeks to evaluate the risk levels for different markets and market sectors. For example, the Advisor will use the model to make a technical determination of the risk that different markets or market sectors will decline. The Advisor then seeks to participate in markets and market sectors with low risk scores by purchasing or increasing its exposure to Indexed Investments tracking applicable equity markets or market sectors, and seeks to divest investments in markets and market sectors with high risk scores by selling interests or reducing investment exposure in Indexed Investments tracking equity markets or market sectors in favor of fixed-income Indexed Investments or Cash Positions.

To participate in markets and market sectors, the Advisor’s investment philosophy emphasizes purchasing Indexed Investments, which the Advisor believes are a convenient way to invest in both broad market indexes (e.g., the S&P 500, Russell 2000, NASDAQ-100, MSCI EAFE, Barclays bond indexes, etc.) and market sector indexes (e.g., healthcare indexes, utilities indexes, real estate indexes, etc.). The Core Advantage Fund may invest up to 100% of its portfolio in Indexed Investments that have portfolios comprised of equity securities of domestic or foreign companies of any size in any sector.  The Core Advantage Fund may also invest up to 100% of its portfolio in fixed-income Indexed Investments that have portfolios comprised of domestic or foreign corporate and/or government bonds issued by any size company, municipality or government body in any sector of any maturity or yield, provided that corporate debt obligations are “investment grade” securities rated in one of the four highest rating categories by any one or more nationally recognized  rating agencies or, if not rated, are of equivalent quality in the opinion of the Advisor.

The Core Advantage Fund will generally invest as follows:

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The Core Position. Approximately 50% of the Core Advantage Fund’s assets will be invested in one or more broad-based equity or fixed-income Indexed Investments, such as the S&P 500 Index, the Russell 2000 Index, the S&P 400 Mid-Cap Index, the Dow Jones Industrial Index, the Barclays U.S. Aggregate Bond Index, and the EAFE (Europe, Australia and Far East) Index or market sector Indexed Investments, such as those tracking healthcare, utilities, real estate, financial, technology, consumer goods or other indexes (the “Core Position”). The mix of investments within the Core Advantage Fund’s Core Position may change frequently as the Advisor deems appropriate or necessary based upon its analysis and allocation models. However, through the Core Position, the Core Advantage Fund will be exposed to the performance of selected U.S. or international equity or debt markets as a whole, or sector indexes, regardless of market conditions or risk.

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The Satellite Position. Approximately 50% of the Core Advantage Fund’s assets will be invested primarily in market sector Indexed Investments, fixed-income Indexed Investments, or Cash Positions using an allocation model and risk-based ranking system (the “Satellite Position”). The Satellite Position is not designed to hedge the Core Position; however, some investment positions may hedge, or have the effect of hedging, a portion of the Core Position from time to time. In addition, as part of its principal investment strategy, the Satellite Position of the Core Advantage Fund may invest up to 100% of its portfolio in Cash Positions.

The Core Advantage Fund’s Core Position will normally be fully invested and not in Cash Positions in order to blend the benefits of market exposure gained through having approximately 50% of the Fund’s assets invested in broad-based equity or fixed-income market or market sector indexes in varying market conditions with the Satellite Position’s benefits of actively managing approximately 50% of the Fund’s assets using a market-sector, fixed-income and Cash Position rotation investing strategy.

As a result of its trading strategies, the Core Advantage Fund expects to engage in frequent portfolio transactions that will likely result in higher portfolio turnover than other mutual funds. Portfolio turnover is a ratio that indicates how often the securities in a mutual fund’s portfolio change during a year. A higher portfolio turnover rate indicates a greater number of changes, and a lower portfolio turnover rate indicates a smaller number of changes. Under normal circumstances, the anticipated portfolio turnover rate for the Core Advantage Fund is expected to be significantly greater than 100%.

The Core Advantage Fund is a “fund of funds.” The term “fund of funds” is typically used to describe mutual funds, such as the Core Advantage Fund, whose primary investment strategy involves investing in other investment companies, such as ETFs and other mutual funds.

PRINCIPAL INVESTMENT STRATEGIES OF THE OLYMPUS FUND

To achieve its investment objective, the Olympus Fund invests primarily in, and allocates its investments primarily between, Indexed Investments that are intended to be generally representative of the performance of non-U.S. developed and emerging markets and market sectors, and Cash Positions. In allocating the Olympus Fund’s assets, the Advisor uses a proprietary, technically driven asset allocation model to determine current risk in the broad equity markets (reflected in the Advisor’s model by a weighted average score) based on a number of technical indicators examined by the Advisor. The technical indicators examined by the Advisor are primarily focused on trend analysis, such as analysis of price trends (e.g., determining risk based on movements of market prices up or down), breadth trends (e.g., analyzing the ratio of the number of advancing stocks to declining stocks) and relative strength (i.e., comparing risk profiles of investment alternatives such as small cap vs. large cap or growth vs. value).

Based on its allocation model, the Advisor seeks to evaluate the risk levels for different non-U.S. markets and market sectors. For example, the Advisor will use the model to make a technical determination of the risk that different markets or market sectors will decline. The Advisor then seeks to participate in markets and market sectors with low risk scores, and seeks to divest investments in markets and market sectors with high risk scores.

To participate in non-U.S. developed and emerging markets and market sectors, the Advisor’s investment philosophy emphasizes purchasing Indexed Investments, which the Advisor believes are a convenient way to invest in both broad market indexes (e.g., the MSCI World, MSCI ACW, Global Dow, MSCI EAFE etc.), specific country or region indexes (e.g., MSCI Spain, WisdomTree Australia Dividend, the S&P Asia 50 etc.) and market sector indexes (e.g., country- or region-specific healthcare indexes, utilities indexes, real estate indexes, etc.). The Olympus Fund may invest in non-U.S. developed and emerging markets and market sectors of all types, including Indexed Investments that invest in non-U.S. developed and emerging markets and market sectors (including specific non-U.S. countries and regions) and Indexed Investments that invest in global or international indexes that include exposure to domestic markets or sectors. The Olympus Fund may invest in fixed-income Indexed Investments with portfolios comprised of domestic or foreign corporate and/or government bonds issued by any size company, municipality or government body in any sector of any maturity or yield, provided that corporate debt obligations are “investment grade” securities rated in one of the four highest rating categories by one or more nationally recognized rating agencies or, if not so rated, are of equivalent quality in the opinion of the Advisor.

In general, the Olympus Fund will purchase or increase its exposure to Indexed Investments tracking non-U.S. equity markets or market sectors when the Advisor’s asset allocation model and risk analysis indicates that the applicable market or market sector is at low risk of losing value or presents opportunities for growth and appreciation. The Olympus Fund will generally sell interests or reduce investment exposure in Indexed Investments tracking non-U.S. equity markets or market sectors in favor of foreign or domestic fixed-income Indexed Investments or Cash Positions when the Advisor’s asset allocation model and risk analysis indicates that such markets have become or are becoming risky. As a result, the Olympus Fund may be substantially or fully invested in foreign or domestic fixed-income Indexed Investments, Cash Positions, and similar securities when the Advisor believes there are significant risks in the non-U.S. equity markets.

The Olympus Fund also has the flexibility to enter into forward foreign currency contracts to hedge against the adverse impact of changes in foreign exchange rates on its investments.

Although the Olympus Fund will focus on non-U.S. markets and market sectors, the Olympus Fund will have exposure to U.S. markets and market sectors to the extent that the portfolios of the Indexed Investments in which the Fund invests (e.g., those tracking international or global indexes with U.S. exposure or domestic fixed-income indexes) contain U.S. securities or track U.S. markets or market sectors. The Olympus Fund may invest in Indexed Investments tracking equity markets or market sectors with portfolios comprised of domestic or foreign companies in any sector of any size.

The Advisor intends to invest in Cash Positions, and manage such Cash Positions strategically, when it believes markets are overvalued or market risk is too high. As part of its principal investment strategy, the Olympus Fund may invest up to 100% of its portfolio in Cash Positions.

As a result of its trading strategies, the Olympus Fund expects to engage in frequent portfolio transactions that will likely result in higher portfolio turnover than other mutual funds. Portfolio turnover is a ratio that indicates how often the securities in a mutual fund’s portfolio change during a year. A higher portfolio turnover rate indicates a greater number of changes, and a lower portfolio turnover rate indicates a smaller number of changes. Under normal circumstances, the anticipated portfolio turnover rate for the Olympus Fund is expected to be significantly greater than 100%.

The Olympus Fund is a “fund of funds.” The term “fund of funds” is typically used to describe mutual funds, such as the Olympus Fund, whose primary investment strategy involves investing in other investment companies, such as ETFs and other mutual funds.

PRINCIPAL INVESTMENT STRATEGIES OF THE TRILOGY FUND

To achieve its investment objective, the Trilogy Fund combines multiple investment strategies and investment techniques that are designed to generate return and manage risk exposure among varying market conditions. The Trilogy Fund will employ three separate investment styles to invest in:

(i)	a diversified portfolio of common stocks and ETFs investing in stock indexes, and options selected to provide protection from market declines (the “Equity Position”),

(ii)	fixed-income securities or ETFs investing in fixed-income securities, and options sold and repurchased to generate net premium income (the “Income Position”), and

(iii)	index options or other securities in an effort to benefit from substantial price changes (up or down) in the markets (the “Trend Position”).

In allocating the Trilogy Fund’s assets, the Advisor uses a combination of the investment styles described above and may reduce or limit investments in certain assets, asset classes or strategies in order to achieve the desired composition of the Trilogy Fund’s portfolio. Many of these strategies are designed to manage risk exposure by seeking opportunities for return from varying market conditions. Under normal market conditions, the Trilogy Fund expects that (i) approximately 30% to 50% of the Trilogy Fund’s assets will be allocated to the Equity Position, (ii) approximately 30% to 50% of the Trilogy Fund’s assets will be allocated to the Income Position and (iii) approximately 10% to 30% of the Trilogy Fund’s assets will be allocated to the Trend Position; however, these percentages may vary over time or as a result of market fluctuations.

The market value of the long options in the Equity Position is generally expected to be not more than approximately 6% of the Trilogy Fund’s value. The market value of the short options in the Equity Position is generally expected to be not more than approximately 6% of the Trilogy Fund’s value. The market value of the options in the Income Position is generally expected to be not more than approximately 10% of the Trilogy Fund’s value. The market value of the options in the Trend Position is generally expected to be approximately 10% to 30% of the Trilogy Fund’s value.

The Trilogy Fund will generally invest as follows:

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The Equity Position. The Equity Position is designed to participate in equity markets while moderating volatility. In the Equity Position, the Trilogy Fund will typically invest in a broadly diversified portfolio of U.S. exchange-listed common stocks and ADRs of companies that the Advisor believes possess attractive valuation characteristics and the capability for above-average dividend yield, or ETFs that hold such companies. In selecting individual positions, the Advisor generally considers factors such as profitability, revenue growth, gross margins, debt ratios and other financial characteristics, seeking companies with favorable valuations (generally, prices that are reasonable relative to projected revenues, earnings and dividends). The Advisor also looks for companies that possess characteristics that support maintaining market share and earnings power through market cycles and demonstrate the potential to increase dividends or earnings over time. While the Advisor will typically focus the Equity Position on companies having capitalizations of $5 billion or more, there are no restrictions on market capitalization of portfolio stocks. The Advisor may sell a stock from the Equity Position if the Advisor believes the company’s fundamentals have deteriorated, the company’s dividend or earnings growth has or will decline or the Advisor otherwise believes that selling the stock is in the Trilogy Fund’s best interest.

The Advisor uses an option technique called a “collar” to provide downside risk protection to the Equity Position; however, collars also will limit upside potential. In the Equity Position, the Advisor generally writes index calls above the current value of the applicable index to seek to generate premium income and use the proceeds to purchase index puts below the current value of the applicable index to seek to reduce the Trilogy Fund’s exposure to market risk and volatility.

The notional value of the options positions in the Equity Position is not expected to exceed 100% of the expected, aggregate value of the equity securities owned in the Equity Position at the time either option is “in the money” (i.e., when exercising the option would result in a profit). This percentage limitation on the use of calls and options applies at the time an investment is made.

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The Income Position. The Income Position is designed to balance the risk of the Equity Position by utilizing a combination of Fixed Income Instruments and the receipt of premiums from selling index options. The primary objective of the Income Position is yield generation, with a secondary emphasis on capital appreciation. While the Advisor may purchase Fixed Income Instruments of any maturity and credit quality, the Advisor typically invests in a broad mix of ETFs targeting a specific yield that the Advisor may adjust from time to time in response to market conditions.

In implementing its options strategy for the Income Position, the Advisor typically writes put and call options on one or more broad-based U.S. stock indices, receiving premiums from the purchasers of the options. The Advisor may then repurchase the options prior to their expiration date, giving up appreciation and avoiding depreciation in between the sale of the option and its repurchase. The difference between the premium received from selling the option and the cost of repurchasing the option will determine the gain or loss realized by the Income Position. The options strategy utilized by the Advisor for the Income Position is intended to provide increased cash flow from premiums, reduce volatility and provide protection against potential loss when the Trilogy Fund purchases put and call options on the same indices on which the Fund has written options.

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The Trend Position. The Trend Position is designed to benefit from substantial price changes (up or down) in the markets. In executing the strategy for the Trend Position, the Advisor intends to purchase and write (sell) put and call options on one or more broad-based U.S. stock indices, such as the Standard & Poor’s 500 Index, or ETFs that replicate or are related to such indices (including, without limitation, indices that measure market volatility). The Advisor uses a proprietary option allocation model to dynamically adjust the put protection it seeks to employ with the intent to minimize cost to the portfolio while providing potential upside in market downturns. Over time, the indices on which the Trilogy Fund purchases and sells options may vary based on the Advisor’s assessment of the availability and liquidity of various listed index options, and the Advisor’s evaluation of equity market conditions and other factors.

Generally the Trend Position favors establishing debit option spreads of varying strike prices and maturities by simultaneously selling and purchasing options on the same underlying instrument having the same expiration date. The options the Trend Position buys and sells are typically settled in cash rather than by delivery of securities and reflect price fluctuations in a group of securities or segments of the securities market. The Advisor may also purchase alternative instruments that the Advisor believes will approximate the performance that could be achieved by establishing debit option spreads when the Advisor believes comparable results can be achieved at a lower cost than buying options directly. These alternative instruments include options on indexes, options on futures, options on ETFs or other exchange traded securities and positively or negatively correlated market instruments. The Trilogy Fund may also invest in ETFs and other investment companies that employ a trend or momentum-based strategy for the Trend Position.

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

An investment in each Fund is subject to investment risks; therefore you may lose money by investing in the Funds. There can be no assurance that a Fund will be successful in meeting its investment objective. The Funds are best suited for long-term investors. Generally, the Funds will be subject to the following risks:

Risks Applicable to All Funds

Market Risk: Market risk refers to the risk that the value of securities in the Funds’ portfolios may decline due to daily fluctuations in the securities markets that are generally beyond the Advisor’s control, including fluctuation in interest rates, the quality of the Fund’s investments, economic conditions, and general equity market conditions. In a declining stock market, stock prices for all companies (including those in the Funds’ portfolios) may decline, regardless of their long-term prospects.

Management Style Risk: The share price of each Fund changes daily based on the performance of the securities in which it invests. The ability of the Funds to meet their investment objectives is directly related to the success of the Advisor’s investment process and strategies and there is no guarantee that the Advisor’s judgments about the attractiveness, value, and potential appreciation of particular investments and strategies in which the Funds invest will be correct or produce the desired results. If the Advisor fails to accurately evaluate market risk or appropriately react to current and developing market conditions, the Funds’ share price may be adversely affected.

Risks Related to ETF NAV and Market Price: The market value of an ETF’s shares may differ from its NAV. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the ETF’s underlying basket of securities. Accordingly, there may be times when an ETF trades at a premium (creating the risk that the Funds pay more than NAV for an ETF when making a purchase) or discount (creating the risks that a Fund’s NAV is reduced for undervalued ETFs it holds, and that the Fund receives less than NAV when selling an ETF).

Investments in shares of ETFs and similar investments involve risks generally associated with investments in common stocks, including the risk that the general level of stock prices, or that the prices of stocks within a particular sector, may increase or decline, thereby affecting the value of the shares of the ETFs held by the Fund. Such investments also involve the risks that: (1) an active trading market for shares may not develop or be maintained; (2) an ETF’s share price may not track its specified market index and may trade below its NAV; and (3) ETFs in which the Fund invests generally are not actively managed and do not attempt to take defensive positions in volatile or declining markets.

Fixed Income Risk: There are risks associated with the potential investment of a Fund’s assets in fixed income investments, which include credit risk, interest rate risk, and maturity risk. These risks could affect the value of investments of each Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments. Additional information about fixed income risks can be found in the Funds’ SAI.

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Credit Risk. The value of the Funds’ fixed income investments is dependent on the creditworthiness of the issuer. A deterioration in the financial condition of an issuer or a deterioration in general economic conditions could cause an issuer to fail to pay principal and interest when due.

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Interest Rate Risk. The value of the Funds’ fixed income investments will generally vary inversely with the direction of prevailing interest rates. Generally when interest rates rise, the value of the Funds’ fixed income investments can be expected to decline.

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Maturity Risk. The value of the Funds’ fixed income investments is also dependent on their maturity. Generally, the longer the maturity of a fixed income security, the greater its sensitivity to changes in interest rates.

Foreign Securities Risk: Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations or currency exchange rates, expropriation or confiscatory taxation, limitation on the removal of cash or other assets of the Funds from foreign markets, political or financial instability, or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign securities often trade with less frequency and volume on their respective exchanges than domestic securities, and therefore may exhibit greater price volatility than domestic investments. Additional information about foreign securities risk can be found in the Funds’ SAI.

Large Capitalization Companies Risk: Large capitalization companies (i.e., companies with more than $5 billion in capitalization) may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended period or economic expansion.

Risks Applicable to Managed Fund, Core Advantage Fund and Olympus Fund

Risks Related to “Fund of Funds” Structure: Under the 1940 Act, the Funds may not acquire shares of an ETF or other investment company if, immediately after such acquisition, the Funds and their affiliated persons would hold more than 3% of the ETF’s or investment company’s total outstanding shares unless (i) the ETF or the Fund has received an order for exemptive relief from the 3% limitation from the SEC that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order. Accordingly, the 3% limitation may prevent the Funds from allocating their investments in the manner the Advisor considers optimal, or cause the Advisor to select an investment other than that which the Advisor considers optimal.

Since the Managed Fund, the Core Advantage Fund and the Olympus Fund are each a “fund of funds,” your cost of investing in such Funds will generally be higher than the cost of investing directly in ETFs or other investment companies. By investing in the Managed Fund, the Core Advantage Fund and the Olympus Fund, you will indirectly bear fees and expenses charged by the underlying ETFs and investment companies in which each Fund invests in addition to the

Fund’s direct fees and expenses. Furthermore, the use of the fund of funds structure could affect the timing, amount, and character of a fund’s distributions and therefore may increase the amount of your tax liability.

Sector/Focused Investment Risk: Another area of risk involves the potential focus of a Fund’s assets in securities of a particular sector or issuers having similar characteristics. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If a Fund invests more heavily in a particular sector or focuses its investments in securities issued by entities having similar characteristics, the value of its shares may be more sensitive to any single economic, business, political or regulatory occurrence than a Fund that is more widely diversified. The sectors in which a Fund may invest in more heavily will vary.

Tracking Risk: Investment in the Managed Fund, the Core Advantage Fund and the Olympus Fund should be made with the understanding that the Indexed Investments in which such Funds invest may not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the Indexed Investments in which the the Managed Fund, the Core Advantage Fund and the Olympus Fund invest may incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the Indexed Investments may, from time to time, temporarily be unavailable, which may further impede the Indexed Investments’ ability to track their applicable indices or match their performance.

Risks Related to Portfolio Turnover: As a result of their trading strategies, the the Managed Fund, the Core Advantage Fund and the Olympus Fund may each sell portfolio securities without regard to the length of time they have been held and will likely have a higher portfolio turnover rate than other mutual funds. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, higher turnover generally results in additional Fund expenses. High rates of portfolio turnover may lower the performance of the the Managed Fund, the Core Advantage Fund and the Olympus Fund due to these increased costs and may also result in the realization of short-term capital gains. If the Managed Fund, the Core Advantage Fund or the Olympus Fund realize capital gains when portfolio investments are sold, the Fund must generally distribute those gains to shareholders, increasing the Fund’s taxable distributions. High rates of portfolio turnover in a given year would likely result in short-term capital gains that are taxed to shareholders at ordinary income tax rates.

Risks Related to Investments in Money Market Mutual Funds: Although a money market fund seeks to maintain the value of an investment at $1.00 per share, there is no assurance that it will be able to do so, and it is possible to lose money by investing in a money market fund. A Fund will incur additional indirect expenses due to acquired fund fees and other costs to the extent it invests in shares of money market mutual funds.

Small and Medium Capitalization Companies Risk: Each of the Managed Fund, the Core Advantage Fund and the Trilogy Fund may, at any given time, invest a significant portion of its assets in securities of small capitalization companies (i.e. companies with less than $1 billion in capitalization) and/or medium capitalization companies (i.e., companies with between $1 billion and $5 billion in capitalization). Investing in the securities of small and medium capitalization companies generally involves greater risk than investing in larger, more established companies. The securities of small and medium companies usually have more limited marketability and therefore may be more volatile and less liquid than securities of larger, more established companies or the market averages in general. Because small and medium capitalization companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Small and medium capitalization companies often have limited product lines, markets, or financial resources and lack management depth, making them more susceptible to market pressures. Small and medium capitalization companies are typically subject to greater changes in earnings and business prospects than larger, more established companies. The foregoing risks are generally increased for small capitalization companies as compared to companies with larger capitalizations.

Risks Applicable to Olympus Fund

Currency Risk: Investments in foreign markets involve currency risk, which is the risk that the values of the Indexed Investments and other assets denominated in foreign currencies will decrease due to adverse changes in the value of the U.S. dollar relative to the value of foreign currencies. The Olympus Fund may, but is not required to, hedge against currency risk through the use of forward foreign currency contracts, which are obligations to purchase or sell a specific currency at a future date at a price established at the time of the contract. Forward foreign currency contracts involve the risk of loss due to the imposition of exchange controls by a foreign government, the delivery failure or default by the other party to the transaction or the inability of the Olympus Fund to close out a position if the trading market becomes illiquid. There can be no assurance that any currency hedging transactions will be successful, and the Olympus Fund may suffer losses from these transactions.

Emerging Markets Risk: Investments in emerging markets, which include Africa, Asia, the Middle East and Central and South America, are subject to the risk of abrupt and severe price declines. The economic and political structures of developing countries, in most cases, do not compare favorably with the U.S. and other developed countries in terms of wealth and stability, and financial markets in developing countries are not as liquid as markets in developed countries. The economies in emerging market countries are less developed and can be overly reliant on particular industries and more vulnerable to the ebb and flow of international trade, trade barriers, and other protectionist measures. Certain countries may have legacies or periodic episodes of hyperinflation and currency devaluations or instability and upheaval that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Significant risks of war and terrorism currently affect some emerging market countries.

Risks Applicable to Trilogy Fund

Derivative Risk: Put and call options are referred to as “derivative” instruments since their values based on (“derived from”) the values of other securities. Derivative instruments can be volatile and the potential loss to the Trilogy Fund may exceed the Fund’s initial investment. Derivative instruments may be difficult to value and may be subject to wide swings in valuations caused by changes in the value of the underlying instrument. The use of these instruments requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling securities. If the Advisor uses a derivative instrument at the wrong time or judges market conditions incorrectly, or if the derivative instrument does not perform as expected, these strategies may significantly reduce the Trilogy Fund’s return. The Trilogy Fund could also experience losses if it is unable to close out a position because the market for an instrument or position is or becomes illiquid. Options purchased by the Trilogy Fund may decline in value with the passage of time, even in the absence of movement in the price of the underlying security.

Derivative instruments involve risks different from direct investments in the underlying securities, including: imperfect correlation between the value of the derivative instrument and the underlying assets; risks of default by the other party to the derivative instrument; risks that the transactions may result in losses of all or in excess of any gain in the portfolio positions; and risks that the transactions may not be liquid. Derivative instruments may create economic leverage in the Trilogy Fund, which magnifies the Fund’s exposure to the underlying instrument. If the Trilogy Fund sells a put option whose exercise is settled in cash, the Fund cannot provide in advance for its potential settlement obligations by selling short the underlying securities, and the Fund will be responsible, during the option’s life, for any decreases in the value of the underlying security below the strike price of the put option. If the Trilogy Fund sells a call option whose exercise is settled in cash, the Fund cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities, and the Fund will be responsible, during the option’s life, for any increases in the value of the underlying security above the strike price of the call option. If the Trilogy Fund establishes a debit option spread, the potential for unlimited losses associated with the option the Fund sold will be mitigated, but the potential for unlimited gains associated with the option purchased will be reduced by the cost of, and capped by losses potentially incurred as a result of, the corresponding option sold.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT OBJECTIVES, INVESTMENT STRATEGIES AND RISKS

Whether the Funds are an appropriate investment for an investor will depend largely upon his or her financial resources and individual investment goals and objectives. The Funds may not be appropriate for investors who engage in short-term trading and/or other speculative strategies and styles.

Managed Fund, Core Advantage Fund and Olympus Fund

The Managed Fund, the Core Advantage Fund and the Olympus Fund may each invest in any type of ETF, including index based ETFs, sector based ETFs, and fixed-income ETFs. The Managed Fund, the Core Advantage Fund and the Olympus Fund may each hold ETFs with portfolios comprised of domestic or foreign stocks or bonds or any combination thereof. However, due to legal limitations, the Funds will be prevented from purchasing more than 3% of an ETF’s outstanding shares unless: (i) the ETF or the Funds have received an order for exemptive relief from the 3% limitation from the SEC that is applicable to the Funds; and (ii) the ETF and the Funds take appropriate steps to comply with any conditions in such order.

In cases where these legal limits prevent the Managed Fund, the Core Advantage Fund and the Olympus Fund from buying a particular ETF, the Fund may instead invest in other Indexed Investments. The Managed Fund, the Core Advantage Fund and the Olympus Fund may also each invest in other Indexed Investments when the Advisor believes they represent more attractive opportunities than similar ETFs. In addition, the Managed Fund, the Core Advantage Fund and the Olympus Fund may each invest in all types of Cash Positions, such as money market instruments, U.S. Government obligations, commercial paper, repurchase agreements, and other cash or cash equivalent positions.

The Managed Fund, the Core Advantage Fund and the Olympus Fund each have the flexibility to invest in individual equity securities and other types of securities when the Advisor believes they offer more attractive opportunities. Accordingly, the Managed Fund, the Core Advantage Fund and the Olympus Fund may from time to time hold positions in common stocks of domestic and foreign companies of any size and corporate and/or government bonds of any maturity or yield, provided that corporate debt obligations are “investment grade” securities rated in one of the four highest rating categories by one or more nationally recognized rating agencies or, if not so rated, are of equivalent quality in the opinion of the Advisor.

Trilogy Fund

The Trilogy Fund generally utilizes exchange-traded options guaranteed for settlement by the Options Clearing Corporation, a market clearinghouse; however, the Fund may also engage in transactions in OTC options. By buying a put option on a particular instrument, the Trilogy Fund pays a premium for the right to sell the underlying instruments at the strike price, thus limiting the Fund’s risk of loss through a decline in the market value of the instrument until the put option expires. By buying an index put option, the Trilogy Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the put option as of the valuation date of the option. Because their exercise is settled in cash, sellers of index put options cannot provide in advance for their potential settlement obligations by selling short the underlying securities. The Trilogy Fund may lose the premium paid for purchased options. The Trilogy Fund also has the authority to write (i.e., sell) put options. The Trilogy Fund will receive a premium for writing a put option, which may increase the Fund’s return. In writing a put option on a particular instrument, the Trilogy Fund has the obligation to buy the underlying instrument at an agreed upon price if the price of such instrument decreases below the strike price. In writing index put options, the Fund will be responsible, during the option’s life, for any decreases in the value of the index below the strike price of the put option. When an index put option is exercised, the Trilogy Fund will be required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index at contract termination. Thus, the exercise of put options sold by the Trilogy Fund may require the Fund to sell portfolio securities to generate cash at inopportune times or for unattractive prices.

A purchased call option on a particular instrument gives the Trilogy Fund the right to buy, and obligates the seller to sell, the underlying instrument at the strike price at any time during the option period. The purchaser of an index call option has the right to receive a cash payment equal to any appreciation in the value of the index over the strike price of the call option as of the valuation date of the option. Because their exercise is settled in cash, sellers of index call options such as the Trilogy Fund cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Trilogy Fund also is authorized to write (i.e. sell) call options on instruments in which it may invest and to enter into closing purchase transactions with respect to such options. The Trilogy Fund’s ability to sell the instrument underlying a call option may be limited while the option is in effect unless the Fund enters into a closing purchase transaction. As the seller of index call options, the Trilogy Fund will be responsible, during the option’s life, for any increases in the value of the index above the strike price of the call option. When an index call option is exercised, the Trilogy Fund will be required to deliver an amount of cash determined by the excess of the value of the index at contract termination over the strike price of the option.

Options positions are marked to market daily. The value of options is affected by changes in the value and dividend rates of the securities underlying the option or represented in the index underlying the option, changes in interest rates, changes in the actual or perceived volatility of the relevant index or market and the remaining time to the options’ expiration, as well as trading conditions in the options market.

When writing a call option, the Trilogy Fund will (a) maintain with its custodian assets determined to be liquid in an amount at least equal to the strike price of the option, (b) hold an amount of the underlying securities (e.g., in the case of an ETF option, the underlying ETF) matching the underlying obligation, or (c) hold a call on the associated index or instrument where the strike price of the call held is (i) equal to or less than the strike price of the call written, or (ii) greater than the strike price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid (or, in the case of options on ETFs, a number of ETFs equivalent to the difference).

When writing a put option, the Trilogy Fund will (a) maintain with its custodian assets determined to be liquid in an amount at least equal to the strike price of the option, or (b) hold a put on the associated index or instrument where the strike price of the put held is (i) equal to or greater than the strike price of the put written, or (ii) less than the strike price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid.

Options on broad-based equity indices that trade on a national securities exchange registered with the SEC or a domestic board of trade designated as a contract market by the Commodity Futures Trading Commission generally qualify for treatment as “section 1256 contracts” as defined in the Code. Under the Code, capital gains and losses on “section 1256 contracts” are generally recognized annually based on a marking-to-market of open positions at tax year-end, with gains or losses treated as 60% long-term and 40% short-term, regardless of holding period.

In addition to options on broad-based equity indices, the Trilogy Fund may utilize options based on ETFs that replicate the performance of a broad-based equity index. The value of ETFs is subject to change as the values of the component securities fluctuate. Such ETFs may not exactly match the performance of the index due to cash balances, differences in securities weightings, expenses and other factors. Options on such ETFs do not qualify as “section 1256 contracts” and disposition of any ETF options will likely result in short-term or long-term capital gains or losses depending on the holding period.

Temporary Defensive Positions (All Funds)

Each of the Funds may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in an attempt to respond to adverse market, economic, political, or other conditions. In such circumstances, the applicable Fund may also hold up to 100% of its portfolio in Cash Positions. This may include cash and short-term, highly liquid investments such as money market mutual funds. When a Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

MANAGEMENT OF THE FUNDS

INVESTMENT ADVISOR

The Funds’ investment advisor is Stadion Money Management, LLC, 1061 Cliff Dawson Road, Watkinsville, Georgia, 30677. The Advisor serves in that capacity pursuant to investment advisory agreements with the Stadion Investment Trust (the “Trust”) on behalf of the Funds. Subject to the authority of the Trust’s Board of Trustees (the “Board” or “Trustees”), the Advisor provides guidance and policy direction in connection with its daily management of the Funds’ assets. The Advisor is also responsible for the selection of broker-dealers for executing portfolio transactions, subject to the brokerage policies approved by the Board.

The Advisor, organized as a Delaware limited liability company in April 2011, is controlled by certain investment entities controlled and managed by TA Associates, Inc. (“TA”). The Advisor was organized in April 2011 through a corporate reorganization whereby Stadion Money Management, Inc. (“Stadion Inc.”), the Advisor’s predecessor firm, contributed substantially all of its business to the Advisor in exchange for interests in the Advisor. Stadion Inc. had served as the investment adviser of the Managed Fund and the Core Advantage Fund since their inception. The executives and members of the advisory staff of the Advisor have extensive experience in managing investments for clients including individuals, corporations, non-taxable entities, and other business and private accounts since Stadion Inc. was founded in 1991. As of September 1, 2012, the Advisor had approximately $5.3 billion in assets under management.

Managed Fund, Core Advantage Fund and Olympus Fund Portfolio Managers

Each of the Managed Fund, Core Advantage Fund and the Olympus Fund is managed by a portfolio management team consisting of Timothy A. Chapman, Judson P. Doherty, CFA, Gregory L. Morris and Brad A. Thompson, CFA. Each member of the portfolio management team is jointly and primarily responsible for the day-to-day management of the Funds. Mr. Chapman, Mr. Doherty and Mr. Morris have been members of the portfolio management team since 2006. Mr. Thompson joined the portfolio management team in 2009 and has been involved in a supervisory role in portfolio management operations since 2006.

Trilogy Fund Portfolio Managers

The Trilogy Fund is managed by a portfolio management team consisting of Mr. Thompson, Jonathan W. Weaver, CFA and David C. Pursell. Each member of the portfolio management team is jointly and primarily responsible for the day-to-day management of the Trilogy Fund. Mr. Thompson has been a member of the portfolio management team since the Trilogy Fund’s inception in April 2012 and Mr. Weaver and Mr. Purcell have been members of the portfolio management team since May 2012.

Timothy A. Chapman. Mr. Chapman serves as Chairman and Chief Executive Officer of the Advisor. He was co-founder of Stadion Inc. and has served as Chairman and Chief Executive Officer of the Advisor (and its predecessor) since 1993. He is currently Treasurer of the Trust. Mr. Chapman was also a co-founder and Vice President of MurphyMorris Money Management Co., an investment advisory firm and affiliate of Stadion Inc. that managed the MurphyMorris ETF Fund, a mutual fund that merged with and into the Core Advantage Fund in June 2005. Mr. Chapman studied Economics at the University of Georgia and has been in the investment business since 1981.

Judson P. Doherty, CFA. Mr. Doherty has served as President of the Advisor (and its predecessor) since 2007. He previously served as Chief Compliance Officer of the Advisor (and its predecessor) from 2001 until 2010 and Chief Financial Officer from 2001 until 2011. He also serves as President of the Trust. Mr. Doherty received his Bachelor of Arts degree in Economics from Vanderbilt University in 1991. Mr. Doherty also holds the Chartered Financial Analyst designation. He has over 19 years experience in the investment consulting business, with an emphasis on mutual fund evaluation.

Gregory L. Morris. Mr. Morris is a portfolio manager for the Advisor and has served in that capacity for the Advisor (and its predecessor) since 2004. In addition, Mr. Morris serves as Chairman of the Board of Trustees of the Trust. Mr. Morris was a principal of MurphyMorris Money Management Co. from 2000 to 2005 and served as a Trustee, Vice President, and Treasurer of MurphyMorris Investment Trust. Mr. Morris received his Bachelor of Science degree in Aerospace Engineering from the University of Texas in 1971. Mr. Morris also graduated from the U.S. Navy Fighter Weapons School known as Top Gun. He has over 30 years experience in the investment consulting business.

Brad A. Thompson, CFA. Mr. Thompson serves as Chief Investment Officer of the Advisor and has been a Portfolio Manager and an officer of the Advisor (and its predecessor) since 2006. He has a Bachelor of Business Administration Degree in Finance from the University of Georgia and holds the Chartered Financial Analyst designation. Mr. Thompson is a member of the CFA Institute and the Bermuda Society of Financial Analysts and also holds the Chartered Retirement Plan Specialist Designation.

Jonathan W. Weaver, CFA. Mr. Weaver is a Portfolio Manager for the Advisor and has served in that capacity since joining the Advisor in 2011. Mr. Weaver served as a representative for Wells Fargo Advisors, LLC from 2010 until 2011 where he developed portfolios for high net worth clients. He received a B.A. Degree in Economics from Vanderbilt University and also holds the Chartered Financial Analyst designation. He also received his M.B.A. Degree from Emory University in 2000 and is working towards his Ph.D. in Finance from Emory. Mr. Weaver was Director of Risk Management/Quantitative Analysis at Collins Capital from 2002 until 2006 and retained a consulting position until 2009.

David C. Pursell. Mr. Pursell is a Portfolio Manager for the Advisor and has served in that capacity since joining the Adviser in 2011. Mr. Pursell served as a representative for Wells Fargo Advisors, LLC from 2009 until 2011 where he developed portfolios for high net worth clients. He worked at Wachovia Securities LLC in 2009 and in the Private Wealth Management Division of Morgan Stanley & Co. Inc. from 2006 until 2009. He has a B.A. Degree in Finance from the University of Georgia and a M.B.A. Degree from Emory University.

Additional Information. Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the Funds is available in the SAI.

Advisor Compensation. As full compensation for the investment advisory services provided to the Funds, the Advisor receives monthly compensation from each Fund at the annual rate of 1.25% of its average daily net assets up to $150 million and 1.00% of its average daily net assets over $150 million. During the fiscal year ended May 31, 2012, the Managed Fund and the Core Advantage Fund paid investment advisory fees equal to 1.04% and 1.25%, respectively, of average daily net assets.

Expense Limitation Agreements. The Advisor has entered into an Expense Limitation Agreement with respect to each of the Funds under which it has contractually agreed to waive its fees and to assume other expenses of the Funds, if necessary, in an amount that limits the annual operating expenses of Class A shares, Class C shares and Class I shares of the Funds (exclusive of interest, taxes, brokerage commissions, extraordinary expenses, Acquired Fund Fees and Expenses, and payments, if any, under a Rule 12b-1 Distribution Plan) to not more than 1.70% of the average daily net assets allocable to each Class until October 1, 2013. It is expected that the Expense Limitation Agreements will continue from year-to-year provided such continuance is approved by the Board. The Trust may terminate the Expense Limitation Agreements at any time. The Advisor may also terminate a Fund’s Expense Limitation Agreement at the end of the then-current term upon not less than 90 days’ notice to the Trust, as set forth in the Expense Limitation Agreement.

Disclosure Regarding Advisory Agreement Approval. A discussion regarding the basis for the Board’s most recent approval of the investment advisory agreements for the Managed Fund and the Core Advantage Fund is available in the Funds’ annual report to shareholders for the year ended May 31, 2011. A discussion regarding the basis for the Board’s approval of the investment advisory agreements for the Olympus Fund and Trilogy Fund is available in the Funds’ annual report to shareholders for the year ended May 31, 2012. You may obtain a copy of the Funds’ annual reports, without charge, upon request to the Funds.

BOARD OF TRUSTEES

Each of the Funds is a series of the Trust, an open-end management investment company organized as a Delaware statutory trust on February 28, 2003. The Board supervises the operations of the Funds according to applicable state and federal law, and is responsible for the overall management of the Funds’ business affairs.

ADMINISTRATOR AND TRANSFER AGENT

Ultimus Fund Solutions, LLC (“Ultimus” or the “Transfer Agent”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Funds’ administrator, transfer agent and fund accounting agent. Management and administrative services of Ultimus include (i) providing office space, equipment and officers and clerical personnel to the Funds, (ii) obtaining valuations, calculating net asset values and performing other accounting, tax and financial services, (iii) recordkeeping, (iv) regulatory, compliance and reporting services, (v) processing shareholder account transactions and disbursing dividends and distributions, and (vi) supervising custodial and other third party services.

DISTRIBUTOR

Ultimus Fund Distributors, LLC (the “Distributor”) is the principal underwriter of the Funds’ shares and serves as the exclusive agent for the distribution of the Funds’ shares. The Distributor may sell the Funds’ shares to or through qualified securities dealers or other approved entities, including, without limitation, sub-distributors, fund supermarkets, wholesalers and other marketing and distribution outlets.

EXPENSES OF THE FUNDS

In addition to fees payable under the Funds’ Rule 12b-1 Distribution Plans and the investment advisory fees, each Fund pays all expenses not assumed by the Advisor, including, without limitation: (i) the fees and expenses of its independent registered public accounting firm and legal counsel; (ii) the costs of printing and mailing to existing shareholders annual and semi-annual reports, proxy statements, prospectuses, SAIs and supplements thereto; (iii) fees of the Funds’ administrator and transfer agent; (iv) bank transaction charges and custodian fees; (v) proxy solicitors’ fees and expenses; (vi) registration and filing fees; (vii) federal, state or local income or other taxes; (viii) interest; (ix) membership fees of the Investment Company Institute and similar organizations; (x) fidelity bond and liability insurance premiums; and (xi) any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of each Fund on a basis that the Board deems fair and equitable, which may be on a basis of relative net assets of each Fund or the nature of the services performed and relative applicability to each Fund.

INVESTING IN THE FUNDS

MINIMUM INVESTMENT

Class A and Class C Shares. The minimum initial investment for Class A and Class C shares is $1,000 and the minimum additional investment is $250 (or $100 for those participating in an automatic investment plan). The Funds may, at the Advisor’s sole discretion, accept accounts with less than the minimum investment.

Class I Shares. The minimum initial investment for Class I shares is $500,000 and the minimum additional investment is $5,000 (or $100 for those participating in an automatic investment plan). The minimum initial investment requirement may be waived or reduced for wrap programs and certain qualified retirement plans (excluding IRAs) sponsored by financial service firms that have entered into appropriate arrangements with the Funds, or otherwise by the Advisor in its sole discretion.

CHOOSING A SHARE CLASS

Through this Prospectus, each Fund is offering three classes of shares: Class A shares, Class C shares and Class I shares (each a “Class” and collectively the “Classes”). The three Classes, which represent interests in the same portfolio of investments and have the same rights, differ primarily in sales charges and the expenses to which they are subject. The decision as to which Class of shares (A, C or I) is more beneficial to you depends on the amount of your investment and the amount of time you intend to hold your shares. If you are investing a large amount and plan to hold your shares for a long period of time, you should consider purchasing Class A shares. Class A shares may qualify for a reduced sales charge and have lower ongoing expenses than Class C shares over the term of the investment. If you are investing a lesser amount and you plan to invest for a shorter period of time, you should consider Class C shares. Class C shares are sold without any initial sales charge so the entire purchase price is immediately invested in the Funds, but are subject to higher ongoing expenses than Class A shares. Class I shares are available only to institutional investors and certain broker-dealers and financial institutions that have entered into appropriate arrangements with the Funds and are subject to a minimum initial investment of $500,000.

CLASS A SHARES

Class A shares of each Fund are sold subject to a maximum sales charge of 5.75%, so that the term “offering price” includes the front-end sales charge. Class A shares are redeemed at net asset value (“NAV”), except that certain purchases of $1 million or more may be charged a CDSC of 1.00% if they are redeemed within 18 months of their purchase. Class A shares are subject to an annual 12b-1 fee of up to 0.25% of the Fund’s average daily net assets allocable to Class A shares.

Sales Charges. The public offering price of Class A shares of the Funds is the NAV per share plus a sales charge. The Distributor receives this sales charge and may reallow it as follows:

Amount of Investment (At Public Offering Price)	Sales Charge As % of Public Offering Price	Sales Charge As % of Net Amount Invested	Dealer Reallowance As % of Public Offering Price
Less than $25,000	5.75%	6.10%	5.25%
$25,000 but less than $50,000	5.00%	5.26%	4.50%
$50,000 but less than $100,000	4.50%	4.71%	4.00%
$100,000 but less than $250,000	3.50%	3.63%	3.00%
$250,000 but less than $500,000	2.50%	2.56%	2.25%
$500,000 but less than $750,000	2.00%	2.04%	1.75%
$750,000 but less than $1,000,000	1.50%	1.52%	1.30%
$1,000,000 or more*	None	None	None

*
In the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge), a 1.00% CDSC may be assessed on shares redeemed within 18 months of purchase. The CDSC is used to reimburse the Advisor for paying broker-dealers a sales commission up to a total of 1.00% of the purchase price of your investment in connection with your purchase.

From time to time, broker-dealers who receive reallowances from the Distributor may reallow all or a portion of such broker-dealer discounts and brokerage commissions to other broker-dealers. The sales charge payable to the Distributor and the dealer reallowances may be suspended, terminated, or amended. The Distributor or the Advisor, at their expense, may, from time to time, provide additional promotional incentives to broker-dealers who sell shares of the Funds. Additionally, broker-dealers who initiate and are responsible for the purchase of shares of $1 million or more may be paid a commission of up to 1.00% by the Advisor and will be entitled to receive 12b-1 fees after the shares have been held for one year.

Reduced Sales Charges. Consistent with the policies in this Prospectus, certain investments with any of the funds offered by the Trust (each a “Stadion Fund,” and together the “Stadion Funds”) may be combined for purposes of purchasing shares with a lower sales charge.

•
Aggregating Accounts. Investors and members of the same family may aggregate investments in Class A shares held in all accounts (e.g., non-retirement and retirement accounts) with the Stadion Funds and/or with financial intermediaries in order to obtain a reduced sales charge.

•
Concurrent Purchases. For purposes of qualifying for a lower sales charge, investors have the privilege of combining concurrent purchases of Class A shares of the Stadion Funds. This privilege may be modified or eliminated at any time by the Trust without notice.

•
Rights of Accumulation. The sales charge applicable to a purchase of Class A shares by an investor is determined by adding the purchase price of the Class A shares to be purchased, including any concurrent purchases as described above, to the aggregate value of Class A shares of the Funds previously purchased and then owned, provided the Distributor is notified by the investor or his/her broker-dealer each time a purchase is made which would so qualify. For example, an investor who is purchasing Class A shares with an aggregate value of $50,000 and who currently owns Class A shares of the Stadion Funds with an aggregate value of $200,000 would pay a sales charge of 2.50% of the offering price on the new investment.

•
Letter of Intent. Class A sales charges may also be reduced through an agreement to purchase a specified quantity of shares over a designated 13-month period by completing the “Letter of Intent” section of the account application. Information about the “Letter of Intent” procedures, including its terms, is contained in the SAI and on the account application.

•
Group Plans. Shares of the Funds may be sold at a reduced or eliminated sales charge to certain Group Plans under which a sponsoring organization makes recommendations to, permits group solicitation of, or otherwise facilitates purchases by its employees, members, or participants. Information about such arrangements is available from the Distributor.

•
Investments of $1 Million or More. If you invest $1 million or more either as a lump sum or through rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial charge. However, you may be subject to a 1.00% CDSC on Class A shares redeemed within 18 months of purchase (excluding shares purchased with reinvested dividends or capital gains distributions) to reimburse the Advisor for paying dealers a sales commission up to a total of 1.00% of the purchase price of your investment in connection with your purchase. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less.

In order to obtain a reduced sales charge, it may be necessary at the time of purchase for an investor to inform the Funds, the Distributor, or his/her broker-dealer of the existence of other accounts or purchases which are eligible to be aggregated in order to obtain a reduced sales charge. An investor may be required to provide the Funds, the Distributor, or his/her broker-dealer certain information to verify his/her eligibility for a reduced sales charge. This information may include, to the extent applicable, the following: (i) information or records regarding shares of the Funds eligible to be aggregated that are in all accounts held at the Stadion Funds by the investor; (ii) information or records regarding shares of the Funds eligible to be aggregated that are in accounts held at broker-dealers by the investor; and (iii) information or records regarding shares of the Funds eligible to be aggregated that are in accounts held at the Stadion Funds or at any broker-dealers by related parties of the investor, such as members of the same family or certain qualified groups. See the SAI for additional information on reduced sales charges.

Waived Sales Charges. Under certain conditions, Class A shares of the Funds may be purchased without a front-end sales charge. These conditions may include purchases made through or by the following:

•	Employee benefit plans having more than 25 eligible employees or a minimum investment of $250,000 in the Funds.

•	Employees of dealers that are members of the Financial Industry Regulatory Authority (“FINRA”), members of their immediate families, and their employee benefit plans.

•	Certain trust companies, bank trust departments, and investment advisers that invest on behalf of their clients and charge account management fees.

•	Participants in “no transaction fee” programs of discount brokerages that maintain an omnibus account with the Funds.

•	Individuals purchasing shares with the proceeds of a redemption of Class A shares of a Stadion Fund, if the shares were sold with a sales charge and redeemed within the previous 90 days.

The Advisor may also waive applicable sales charges under certain other conditions. Please contact the Advisor or the Distributor to determine eligibility for waived sales charges.

Additional Information About Sales Charges. Information regarding the Funds’ sales charges, as well as information regarding reduced sales charges and waived sales charges, and the terms and conditions for the purchase, pricing and redemption of Fund shares is available on the Funds’ website at www.stadionfunds.com. Further information is available by calling the Funds at 1-866-383-7636.

CLASS C SHARES

Class C shares are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Funds. Class C shares purchased on or after October 1, 2012 will be assessed a CDSC of 1.00% on redemptions made within 12 months of their purchase (excluding shares purchased with reinvested dividends or capital gains distributions). The CDSC will be a percentage of the dollar amount of shares redeemed and will be based on the original purchase cost or the current market value of the Class C shares being redeemed, whichever is less. A CDSC will not be imposed upon redemptions of Class C shares held for more than 12 months. Class C shares are subject to an annual 12b-1 fee of up to 1.00% of the Fund’s average daily net assets allocable to Class C shares. The Advisor intends to pay a commission of 1.00% of the purchase amount to your broker at the time you purchase Class C shares and such brokers will be entitled to receive 12b-1 fees 12 months after the purchase.

CLASS I SHARES

Class I shares are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Funds. Class I shares are available for investment only to institutional investors and certain broker-dealers and financial institutions that have entered into appropriate arrangements with the Funds. These arrangements are generally limited to discretionary managed, asset allocation, eligible retirement plan or wrap products offered by broker-dealers and financial institutions. Shareholders participating in these programs may be charged fees by their broker-dealer or financial institution.

DISTRIBUTION OF SHARES

Each Fund has adopted a Distribution Plan (each a “Plan”) in accordance with Rule 12b-1 under the 1940 Act that allows it to pay for certain expenses related to the distribution of its shares (“12b-1 fees”), including, but not limited to, payments to securities dealers and other persons (including the Distributor and its affiliates) who are engaged in the sale of shares of the Fund and who may be advising investors regarding the purchase, sale or retention of Fund shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer Agent or the Trust; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders; expenses of obtaining such information, analysis and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of Fund shares.

The annual limitation for payment of expenses pursuant to the Plans is 0.25% of each Fund’s average daily net assets allocable to Class A shares and 1.00% of such assets allocable to Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is a shareholder service fee). Payments of 12b-1 fees to broker-dealers and others generally begin immediately after the purchase of Fund shares. For purchases of Class A shares of $1 million or more upon which a sales commission was paid to a broker-dealer by the Advisor, the payment of 12b-1 fees to such broker-dealer and others will begin after the shares have been held for one year.

In the event a Plan is terminated by a Fund in accordance with its terms, the terminating Fund will not be required to make any payments for expenses incurred after the date the Plan terminates. Under the terms of each Plan and the Distribution Agreement with the Distributor, the Funds are authorized to make payments to the Distributor which may be retained by the Distributor or may be used to pay or reimburse entities providing distribution and shareholder support services with respect to the Funds’ Class A shares and Class C shares. The Distributor may make additional payments to dealers and other persons. Because 12b-1 fees are paid out of each Fund’s assets on an ongoing basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of sales charges.

PRICING OF SHARES

The price at which you purchase or redeem shares is based on the next calculation of a Fund’s NAV (plus any applicable sales charge) after an order is received in proper form by the Fund. An order is considered to be in proper form if it is complete and contains all necessary information to process the order, is accompanied by payment in full of the purchase amount, and is delivered in an approved manner as set forth in this Prospectus. See “Purchasing Shares” and “Redeeming Shares” for instructions regarding the “proper form” for purchase and redemption orders, respectively. The NAV of each Class of shares of a Fund is calculated by dividing the value of the Fund’s total assets attributable to that Class, less liabilities (including Fund expenses, which are accrued daily) attributable to that Class, by the total number of outstanding shares of the Class. The NAV of each Class of the Funds is determined as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day that the NYSE is open for business. Currently, the NYSE is closed on weekends and in recognition of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures approved by, and under the direction of, the Trustees. In determining the value of each Fund’s assets, portfolio securities are generally valued at market using quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. The Funds normally use third party pricing services to obtain market quotations.

Securities and assets for which market quotations are not readily available or which cannot be accurately valued using the Funds’ normal pricing procedures are valued by the Trust’s Fair Value Pricing Committee at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) portfolio securities, such as securities with small capitalizations, are so thinly traded that there have been no transactions for that stock over an extended period of time; (ii)

an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to change the value of the portfolio security prior to the Funds’ NAV calculation; (iii) the exchange on which the portfolio security is principally traded closes early; or (iv) trading of the particular portfolio security is halted during the day and does not resume prior to the Funds’ NAV calculation. Pursuant to policies adopted by the Trustees, the Advisor consults with the Funds’ administrator on a regular basis regarding the need for fair value pricing. The Advisor is responsible for notifying the Trustees (or the Trust’s Fair Value Committee) when it believes that fair value pricing is required for a particular security. The Funds’ policies regarding fair value pricing are intended to result in a calculation of a Fund’s NAV that fairly reflects portfolio security values as of the time of pricing. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Funds’ normal pricing procedures, and the fair value price may differ substantially from the price at which the security may ultimately be traded or sold. If the fair value price differs from the price that would have been determined using the Funds’ normal pricing procedures, a shareholder may receive more or less proceeds or shares from redemptions or purchases of Fund shares, respectively, than a shareholder would have otherwise received if the portfolio security were priced using the Funds’ normal pricing procedures. The performance of the Funds may also be affected if a portfolio security’s fair value price were to differ from the security’s price using the Funds’ normal pricing procedures. The Trustees monitor and evaluate the Funds’ use of fair value pricing, and periodically review the results of any fair valuation under the Funds’ policies.

Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a quotation service. If securities in which a Fund invests are listed primarily on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when you will not be able to purchase or redeem shares. Foreign currencies, securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates generally determined as of 4:00 p.m. Eastern time.

To the extent the assets of the Funds are invested in other open-end investment companies that are registered under the 1940 Act, the Funds’ NAV is calculated based upon the NAVs reported by such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

PURCHASING SHARES

Class A and Class C shares may be purchased directly through the Funds or through any broker-dealer authorized to sell shares of the Funds. Class I shares may be purchased only by institutional investors and certain broker-dealers and financial institutions that have entered into appropriate arrangements with the Funds.

Opening An Account

By Mail. To open a new account by mail:

•	Complete and sign the account application.

•	Enclose a check payable to the applicable Fund; reference Class A, Class C or Class I shares to ensure proper crediting to your account.

•	Mail the application and the check to the Trust’s transfer agent, Ultimus Fund Solutions, LLC (the “Transfer Agent”) at the following address:

Stadion Funds
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

Payment for shares must be made by check from a U.S. financial institution and payable in U.S. dollars. When shares are purchased by check, the proceeds from the redemption of those shares may not be paid until the purchase check has been converted to federal funds, which could take up to 15 calendar days from the date of purchase. If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or other fees incurred by the Funds or the Transfer Agent in the transaction. The Funds do not accept third party checks, checks drawn on non-U.S. financial institutions, cash, drafts, money orders, cashier’s checks less than $10,000, traveler’s checks, credit card checks, “starter” checks or post-dated checks.

By sending your check to the Funds, please be aware that you are authorizing the Funds to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Funds receive your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your canceled check back. If the Funds cannot post the transaction electronically, you authorize the Funds to present an image copy of your check for payment.

By Wire Transfer. To open a new account by wire transfer of federal funds, call the Transfer Agent at 1-866-383-7636. A representative will assist you in obtaining an account application, which must be completed, signed and delivered by telecopy or mail to the Transfer Agent before payment by wire may be made.

The Funds require advance notification of all wire purchases in order to ensure that the wire is received in proper form and that your account is subsequently credited in a timely fashion for a given trade date. Failure to notify the Transfer Agent prior to the transmittal of the bank wire may result in a delay in purchasing shares of the Funds. An order is considered received when the Funds receive payment by wire in proper form, provided that the completed and signed account application has been accepted by the Transfer Agent and determined to be in proper form. See “Opening an Account – By Mail” above. Your financial institution may charge a fee for wiring funds.

Through Your Broker or Financial Institution. Shares of the Funds may be purchased through certain brokerage firms and financial institutions that are authorized to accept orders on behalf of the Funds and such organizations may be authorized to designate intermediaries to accept orders on behalf of the Funds. Orders will be priced at the NAV (plus any applicable sales charge) next determined after your order is received by such organization, or its authorized designee, in proper form. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Funds. These organizations may be the shareholders of record of your shares. The Funds are not responsible for ensuring that these organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares.

Additional Investments. Once an account is open, additional purchases of Class A and Class C shares may be made at any time in minimum amounts of $250 and additional purchases of Class I shares may be made at any time in minimum amounts of $5,000, except for accounts participating in an automatic investment plan, which must be in amounts of at least $100. Additional purchases may be made:

•
By sending a check, made payable to the applicable Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Be sure to note your account number on the memo line of your check. The shareholder will be responsible for any fees incurred or losses suffered by a Fund as a result of any check returned for insufficient funds;

•	By wire transfer of federal funds, as described above under “Opening an Account – By Wire Transfer.” Shareholders should call the Transfer Agent at 1-866-383-7636 before wiring funds; or

•	Through your brokerage firm or other financial institution.

Automatic Investment Plan and Direct Deposit Plans. You may make automatic monthly or quarterly investments in a Fund from your bank, savings and loan or other depository institution account. The minimum investment must be $100 under the automatic investment plan and investments are made on or about the

15th and/or last business day of the month. The Transfer Agent currently pays the costs of this service, but reserves the right, upon 30 days’ written notice, to make reasonable charges. Your depository institution may impose its own charge for making transfers from your account.

Your employer may offer a direct deposit plan which will allow you to have all or a portion of your paycheck transferred automatically to purchase shares of a Fund. Social Security recipients may have all or a portion of their social security check transferred automatically to purchase shares of a Fund. Please call 1-866-383-7636 for more information about the automatic investment plan and direct deposit plans.

Important Information about Procedures for Opening a New Account. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds must obtain the following information for each person that opens a new account:

•	Name;

•	Date of birth (for individuals);

•	Residential or business street address (although post office boxes are still permitted for mailing); and

•	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed. In that case, your redemption proceeds may be worth more or less than your original investment. The Funds will not be responsible for any loss incurred due to the Funds’ inability to verify your identity.

Additional Information. Each Fund reserves the right to reject any purchase request and suspend the offering of its shares at any time. Each Fund mails you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued.

EXCHANGING SHARES

Shares of a Fund may be exchanged at NAV for the same class of shares of any other Stadion Fund. You must meet the minimum investment requirements for the Stadion Fund into which you are exchanging. The exchange of shares of one Stadion Fund for shares of another Stadion Fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss.

Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending upon when you originally purchased the exchanged shares. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

Shares of the Stadion Fund acquired by means of an exchange will be purchased at the NAV next determined after acceptance of the exchange request by the Fund. Exchanges may be made by sending a written request to the Transfer Agent, or by calling 1-866-383-7636. Please provide the following information:

•	Your name and telephone number

•	The exact name of your account and your account number

•	Taxpayer identification number (usually your Social Security number)

•	Dollar value or number of shares to be exchanged

•	The name of the Stadion Fund from which the exchange is to be made

•	The name of the Stadion Fund into which the exchange is being made

The registration and taxpayer identification numbers of the two accounts involved in the exchange must be identical. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, the Funds reserve the right to terminate or modify the exchange privilege upon 60 days notice to shareholders.

The Transfer Agent requires personal identification before accepting any exchange request by telephone, and telephone exchange instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Funds will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in exchanging shares by telephone. If such a case should occur, sending exchange instructions by mail should be considered.

REDEEMING SHARES

Shares of each Fund may be redeemed on any day on which the Fund computes its NAV. Shares are redeemed at their NAV (subject to any applicable CDSC) next determined after the Fund receives your redemption request in proper form. Redemption requests may be made by mail or by telephone.

By Mail. You may redeem shares by mailing a written request to the Stadion Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Written requests must state the shareholder’s name, the name of the Fund, the account number and the shares or dollar amount to be redeemed and be signed exactly as your name appears on the Funds’ account records.

Contingent Deferred Sales Charge for Certain Redemptions of Class A and Class C Shares. Shareholders who purchased $1 million or more Class A shares on or after October 1, 2011 and did not pay a front-end sales charge may be assessed a CDSC upon redemption of 1.00% of the amount redeemed, or the original purchase cost of such shares, whichever is less, if such shares are redeemed within 18 months of their purchase. Shareholders who purchase Class C shares on or after October 1, 2012 will be assessed a CDSC upon redemption of 1.00% of the amount redeemed, or the original purchase cost of such shares, whichever is less, if such shares are redeemed within 12 months of their purchase.

The Funds use a “first in, first out” method for calculating the CDSC. This means that shares held the longest will be redeemed first, and shares held the shortest time will be redeemed last. The CDSC will not be imposed on the redemption of shares representing reinvested dividends or capital gains distributions, or on amounts representing a capital appreciation of shares. The CDSC is used to reimburse the Advisor for paying dealers a sales commission up to a total of 1.00% of the purchase price of your investment in connection with your purchase.

In determining whether a particular redemption is subject to a CDSC, the holding period for the CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month. For example, if you buy shares on the 15th of the month, they will age one month on the 15th day of the next month and each following month. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased.

The Funds reserve the right to modify, waive or eliminate the CDSC at any time. The CDSC is waived for any partial or complete redemption following death or disability (as defined in Section 22(e)(3) of the Internal Revenue Code) of a shareholder named on the account, provided the Fund is notified of the requested exemption at the time of the redemption request. The Funds may require documentation prior to waiver of the CDSC, including death certificates, physicians’ certificates, etc.

Signature Guarantees. If the shares to be redeemed have a value greater than $50,000, you must have all signatures on written redemption requests guaranteed. If the name(s) or the address on your account has changed within the previous 15 days of your redemption request, or if the payment of the proceeds of a redemption of any amount is to be sent to a person, address or bank account not on record with the Funds, or if you are adding or changing Automated Clearing House (ACH) or wire instructions, telephone redemption options or any other election in connection with your account, the request must be made in writing with your signature guaranteed, regardless of the value of the shares being redeemed. The Transfer Agent will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that participates in the STAMP Medallion signature guarantee program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions that do not participate in the STAMP Medallion Program will not be accepted. A notary public cannot provide a signature guarantee. Members of STAMP are subject to dollar limitations which must be considered when requesting their guarantee. A Fund may reject any signature guaranteed transaction if it believes the transaction would otherwise be improper. The Funds and the Transfer Agent reserve the right to require signature guarantees on all redemptions. The Transfer Agent has adopted standards for accepting signature guarantees from the above institutions. The Funds and the Transfer Agent reserve the right to amend these standards at any time without notice.

Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Forms of resolutions and other documentation to assist in compliance with the Transfer Agent’s procedures may be obtained by calling the Transfer Agent.

Telephone Redemptions. Unless you specifically decline the telephone redemption privilege on your account application, you may also redeem shares having a value of $50,000 or less by telephone by calling the Transfer Agent at 1-866-383-7636.

Telephone redemptions may be requested only if the proceeds are to be sent to the shareholder of record and mailed to the address on record with the Funds. Upon request, redemption proceeds of $100 or more may be transferred electronically from an account you maintain with a financial institution by an ACH transaction, and proceeds of $5,000 or more may be transferred by wire, in either case to the account stated on the account application. Shareholders may be charged a fee by the Funds’ custodian for outgoing wires. Account designations may be changed by sending the Transfer Agent a written request with all signatures guaranteed as described above. The Transfer Agent requires personal identification before accepting any redemption request by telephone, and telephone redemption instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Funds will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty redeeming shares by telephone. If such a case should occur, redemption by mail should be considered.

Through Your Broker or Financial Institution. You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Funds at the NAV next determined after your order is received by such organization in proper form. NAV is normally determined as of 4:00 p.m., Eastern time. Your brokerage firm or financial institution may require a redemption request to be received at an earlier time during the day in order for your redemption to be effective as of the day the order is received. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

Receiving Payment. The Funds normally make payment for all shares redeemed within 7 days after receipt by the Transfer Agent of a redemption request in proper form. Under unusual circumstances as provided by the rules of the SEC, the Funds may suspend the right of redemption or delay payment of redemption proceeds for more than 7 days. A requested wire of redemption proceeds normally will be sent on the business day following a redemption. However, when shares are purchased by check, the proceeds from the redemption of those shares will not be paid until the purchase check has been converted to federal funds, which could take up to 15 calendar days.

Systematic Withdrawal Plan. A shareholder who owns shares of one or more of the Stadion Funds valued at more than $5,000 at the current offering price may establish a Systematic Withdrawal Plan to receive a monthly or quarterly payment in a stated amount (not less than $100). Each month or quarter, as specified, shares in your account will automatically be redeemed to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Funds or paid in cash. There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days’ written notice, to make reasonable charges. Telephone the Transfer Agent toll-free at 1-866-383-7636 for additional information.

Redemptions In Kind. The Funds reserve the right to make redemptions in kind (a payment in portfolio securities rather than cash). Generally, redemption in kind is used when a large redemption request may cause harm to a Fund and its shareholders. In such a case, the Fund may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions will be valued at the same value assigned to them in computing a Fund’s NAV. When you convert these securities to cash, you will pay brokerage charges.

Minimum Account Balance. Due to the high cost of maintaining shareholder accounts, the Funds may involuntarily redeem shares in an account and pay the proceeds to the shareholder if the shareholder’s account balance falls below the minimum initial investment required for your type of account due to shareholder redemptions (see “Investing in the Funds – Minimum Investment” above). This does not apply, however, if the balance falls below the minimum solely because of a decline in the Fund’s NAV. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum account balance requirement.

FREQUENT TRADING POLICIES

Frequent purchases and redemptions (“Frequent Trading”) of shares of the Funds may present a number of risks to other shareholders of the Funds. These risks may include, among other things, dilution in the value of shares of the Funds held by long-term shareholders, interference with the efficient management by the Advisor of the Funds’ portfolio holdings, and increased brokerage and administration costs. Due to the potential of a thin market for the Funds’ portfolio securities, as well as overall adverse market, economic, political, or other conditions affecting the sale price of portfolio securities, the Funds could face untimely losses as a result of having to sell portfolio securities prematurely to meet redemptions. Frequent Trading may also increase portfolio turnover which may result in increased capital gains taxes for shareholders of the Funds. These capital gains could include short-term capital gains taxed at ordinary income tax rates.

The Board has adopted a policy that is intended to identify and discourage Frequent Trading by shareholders of the Funds. Under the Funds’ policy, the Advisor has the discretion to refuse to accept further purchase and/or exchange orders from an investor if the Advisor believes the investor has a pattern of Frequent Trading that the Advisor considers not to be in the best interests of the other shareholders. To assist the Advisor in identifying possible Frequent Trading patterns, the Transfer Agent provides a daily record of each Fund’s shareholder trades to the Advisor. The Transfer Agent also assists the Advisor in monitoring and testing shareholder purchase and redemption orders for possible incidents of Frequent Trading.

Under the Funds’ policy regarding Frequent Trading, the Funds intend to limit investments from investor accounts that purchase and redeem shares over a period of less than ten days in which (i) the redemption amount is within ten percent of the previous purchase amount(s); (ii) the redemption amount is greater than $10,000; and (iii) two or more such redemptions occur during a

60 calendar day period. In the event such a purchase and redemption pattern is detected, an investor account and any other account with the same taxpayer identification number will be precluded from investing in that Fund (including investments that are part of an exchange transaction) for at least 30 calendar days after the redemption transaction. The Funds may modify any terms or conditions applicable to the purchase of Fund shares or modify their policies as they deem necessary to deter Frequent Trading.

The Funds do not accommodate frequent purchases or redemptions of Fund shares.

The Funds use all reasonable means available to ensure the foregoing restrictions are applied uniformly. However, when financial intermediaries establish omnibus accounts in a Fund for their clients, the Fund may not be able to monitor the individual clients’ trading activity. The Funds review trading activity at the omnibus account level, and look for activity that may indicate potential Frequent Trading or market timing. If a Fund detects suspicious trading activity, the Fund will seek the assistance of the intermediary to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Fund shares by the intermediary and/or its client. Intermediaries may apply frequent trading policies that differ from those described in this Prospectus. If you invest with the Funds through an intermediary, please read that firm’s program materials carefully to learn of any rules or fees that may apply.

Although the Funds have taken steps to discourage Frequent Trading of the Funds’ shares, they cannot guarantee that such trading will not occur.

DISTRIBUTIONS

Each of the Funds expects to distribute substantially all of its net investment income to its shareholders quarterly and its net realized capital gains at least annually. Absent instructions to pay distributions in cash, distributions will be reinvested automatically in additional shares of the applicable Fund.

FEDERAL TAXES

The following information is meant as a general summary for U.S. taxpayers. Additional tax information appears in the SAI. Shareholders should rely on their own tax advisors for advice about the particular federal, state, and local tax consequences of investing in the Funds.

Shareholders may elect to receive dividends from net investment income or capital gains distributions, if any, in cash or reinvest them in additional Fund shares. Although the Funds will not be taxed on amounts they distribute, shareholders will generally be taxed on distributions paid by the Funds, regardless of whether distributions are paid in cash or reinvested in additional Fund shares.

Distributions attributable to net investment income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long a shareholder has held Fund shares. Distributions may be subject to state and local taxes, as well as federal taxes.

In general, a shareholder who sells or redeems Fund shares will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for the Fund shares. An exchange of shares is treated as a sale and any gain may be subject to tax.

As with all mutual funds, the Funds may be required to withhold U.S. federal income tax (presently at the rate of 28%) for all distributions payable to shareholders who fail to provide the Funds with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

The Emergency Economic Stabilization Act of 2008 requires that mutual fund companies report cost basis information to the IRS on Form 1099-B for any sale of mutual fund shares acquired after January 1, 2012 (“Covered Shares”). Under the new regulations, mutual funds must select a default cost basis calculation method and apply that method to the sale of Covered Shares unless an alternate IRS approved method is specifically elected in writing by the shareholder. Average Cost, which is the mutual fund industry standard, has been selected as the Funds’ default cost basis calculation method. If a shareholder determines that an IRS approved cost basis calculation method other than the Funds’ default method of Average Cost is more appropriate, he must contact the Funds at the time of or in advance of the sale of Covered Shares that are to be subject to that alternate election. IRS regulations do not permit the change of a cost basis election on previously executed trades.

All Covered Shares purchased in non-retirement accounts are subject to the new cost basis reporting legislation. Non-covered shares are mutual fund shares that were acquired prior to the effective date of January 1, 2012. Cost basis information will not be reported to the IRS or shareholder upon the sale of any non-covered mutual fund shares. Non-covered shares will be redeemed first.

Olympus Fund. Distributions resulting from the sale of foreign currencies and foreign securities by the Olympus Fund, to the extent of foreign exchange gains, are generally taxed as ordinary income or loss. If the Olympus Fund pays non-refundable taxes to foreign governments during the year, these taxes will reduce the Fund’s net investment income but still may be included in your taxable income. However, you may be able to claim an offsetting tax credit or itemized deduction on your return for your portion of foreign taxes paid by the Olympus Fund.

Trilogy Fund. In implementing the Trilogy Fund’s investment strategy, the Advisor intends to employ a variety of techniques and strategies designed to minimize and defer the federal income taxes incurred by shareholders in connection with their investment in the Fund. These include: (1) buying and selling index options that qualify for treatment as “section 1256 contracts” on which capital gains and losses are generally treated as 60% long-term and 40% short-term, regardless of the holding period; (2) limiting the overlap of the Fund’s stock portfolio verses the stock indices on which it buys put options and sells call options to less than 70% so that the Fund’s stock holdings and index options are not subject to the “straddle rules;” (3) investing in stocks that pay dividends that qualify for federal income taxation at rates applicable to long-term capital gains and complying with the holdings period and other requirements for favorable tax treatment; (4) engaging in a systematic program of tax-loss harvesting in the Fund’s stock portfolio, periodically selling stock positions that have depreciated in value to realize capital losses than can be used to offset capital gains realized by the Fund; and (5) minimizing the sale of appreciated stock positions to reduced realized capital gains. When an appreciated security is sold, the Fund intends to select for sale the share lots resulting in the most favorable tax treatment, generally those with holding periods sufficient to qualify for long-term capital gains treatment that have the highest cost basis. The Trilogy Fund’s ability to utilize various tax management techniques may be curtailed or eliminated in the future by tax legislation or regulation.

Shareholders should consult with their own tax advisors to ensure that distributions and sale of Fund shares are treated appropriately on their income tax returns.

FINANCIAL HIGHLIGHTS

The financial highlights tables on the following pages are intended to help you understand each Fund’s financial performance for the period of its operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by BBD, LLP , an independent registered public accounting firm, whose report, along with the Funds’ financial statements, is incorporated by reference into the SAI and is contained in the annual report to shareholders, which may be obtained at no charge by calling the Funds at 1-866-383-7636.

STADION MANAGED PORTFOLIO — CLASS A

FOR A CLASS A SHARE OUTSTANDING THROUGHOUT EACH YEAR

	Year Ended May 31, 2012	Year Ended May 31, 2011	Year Ended May 31, 2010		Year Ended May 31, 2009		Year Ended May 31, 2008
Net asset value, beginning of year	$9.93	$9.64	$9.29		$9.47		$10.34

Income (loss) from investment operations:
Net investment income (loss)	(0.17)	(0.06)	(0.03)		(0.03)		0.14
Net realized and unrealized gains (losses) on securities	(0.28)	0.46	0.38		(0.14)		(0.17)
Total from investment operations	(0.45)	0.40	0.35		(0.17)		(0.03)

Less distributions:
Dividends from net investment income	—	—	—		(0.00	)(a)	(0.19)
In excess of net investment income	—	—	—		(0.01)		—
Distributions from net realized gains	(0.10)	(0.11)	—		(0.00	)(a)	(0.65)
Total distributions	(0.10)	(0.11)	—		(0.01)		(0.84)

Net asset value, end of year	$9.38	$9.93	$9.64		$9.29		$9.47

Total return(b)	(4.45% )	4.07%	3.77%		(1.80%	)	(0.47% )

Ratios/Supplemental data:
Net assets, end of year (000’s)	$407,202	$981,387	$496,412		$139,400		$93,855

Ratio of net expenses to average net assets(c)	1.51%	1.50%	1.67%		1.83%		1.87%

Ratio of net investment income (loss) to average net assets(c)	(1.03% )	(0.82% )	(0.57%	)	(0.48%	)	1.38%

Portfolio turnover rate	1,967%	1,018%	944%		449%		870%

(a)	Amount rounds to less than $0.01 per share.

(b)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns shown do not include the effect of applicable sales loads.

(c)
The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of expenses of the underlying investment companies in which the Fund invested.

STADION MANAGED PORTFOLIO — CLASS C

FOR A CLASS C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	Year Ended May 31, 2012	Year Ended May 31, 2011	Period Ended May 31, 2010(a)
Net asset value, beginning of period	$9.79	$9.59	$9.54

Income (loss) from investment operations:
Net investment loss	(0.21)	(0.10)	(0.05)
Net realized and unrealized gains (losses) on securities	(0.30)	0.41	0.10
Total from investment operations	(0.51)	0.31	0.05

Less distributions:
Distributions from net realized gains	(0.10)	(0.11)	—

Net asset value, end of period	$9.18	$9.79	$9.59

Total return(b)	(5.13% )	3.15%	0.52%	(c)

Ratios/Supplemental data:
Net assets, end of period (000’s)	$159,112	$228,541	$55,281

Ratio of total expenses to average net assets(d)	2.30%	2.28%	2.51%	(e)(f)

Ratio of net expenses to average net assets(d)	2.30%	2.28%	2.48%	(e)

Ratio of net investment loss to average net assets(d)	(1.80% )	(1.65% )	(1.60%	)(e)

Portfolio turnover rate	1,967%	1,018%	944%	(c)(g)

(a)	Represents the period from October 1, 2009 (date of initial public offering) through May 31, 2010.

(b)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.

(d)	The ratios of expenses and net investment loss to average net assets do not reflect the Fund’s proportionate share of expenses of the underlying investment companies in which the Fund invested.

(e)	Annualized.

(f)	Reflects total expenses prior to fee waivers by the Advisor.

(g)	Represents the year ended May 31, 2010.

STADION MANAGED PORTFOLIO — CLASS I

FOR A CLASS I SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	Year Ended May 31, 2012	Year Ended May 31, 2011	Period Ended May 31, 2010(a)
Net asset value, beginning of period	$9.96	$9.64	$9.64

Income (loss) from investment operations:
Net investment loss	(0.06)	(0.05)	(0.00	)(b)
Net realized and unrealized gains (losses) on securities	(0.37)	0.48	—
Total from investment operations	(0.43)	0.43	(0.00	)(b)

Less distributions:
Distributions from net realized gains	(0.10)	(0.11)	—

Net asset value, end of period	$9.43	$9.96	$9.64

Total return(c)	(4.24% )	4.38%	0.00%	(d)

Ratios/Supplemental data:
Net assets, end of period (000’s)	$117,986	$83,614	$1

Ratio of net expenses to average net assets(e)	1.28%	1.24%	1.70%	(f)

Ratio of net investment loss to average net assets(e)	(0.77% )	(0.48% )	(1.70%	)(f)

Portfolio turnover rate	1,967%	1,018%	944%	(d)(g)

(a)	Represents the period from May 28, 2010 (date of initial public offering) through May 31, 2010.

(b)	Amount rounds to less than $0.01 per share.

(c)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Not annualized.

(e)	The ratios of expenses and net investment loss to average net assets do not reflect the Fund’s proportionate share of expenses of the underlying investment companies in which the Fund invested.

(f)	Annualized.

(g)	Represents the year ended May 31, 2010.

STADION CORE ADVANTAGE PORTFOLIO — CLASS A

FOR A CLASS A SHARE OUTSTANDING THROUGHOUT EACH YEAR

	Year Ended May 31, 2012	Year Ended May 31, 2011		Year Ended May 31, 2010		Year Ended May 31, 2009	Year Ended May 31, 2008
Net asset value, beginning of year	$11.72	$10.22		$8.98		$11.11	$11.99

Income (loss) from investment operations:
Net investment income (loss)	(0.09)	(0.10)		(0.05)		(0.04)	0.03
Net realized and unrealized gains (losses) on securities	(0.72)	1.60		1.29		(2.08)	(0.48)
Total from investment operations	(0.81)	1.50		1.24		(2.12)	(0.45)

Less distributions:
Dividends from net investment income	—	—		—		—	(0.03)
In excess of net investment income	—	—		—		(0.01)	(0.01)
Distributions from net realized gains	(0.54)	—		—		—	(0.39)
Total distributions	(0.54)	—		—		(0.01)	(0.43)

Net asset value, end of year	$10.37	$11.72		$10.22		$8.98	$11.11

Total return(a)	(6.75% )	14.68%		13.81%		(19.11% )	(3.89% )

Ratios/Supplemental data:
Net assets, end of year (000’s)	$33,892	$50,470		$41,179		$28,805	$36,762

Ratio of total expenses to average net assets(b)	1.91% (c)	1.97%	(c)	2.11%	(c)	2.23%	2.17%

Ratio of net expenses to average net assets(b)	1.89%	1.95%		1.95%		2.23%	2.17%

Ratio of net investment income (loss) to average net assets(b)	(0.67% )	(0.94%	)	(0.62%	)	(0.41% )	0.25%

Portfolio turnover rate	826%	476%		471%		346%	541%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns shown do not include the effect of applicable sales loads.

(b)
The ratios of expenses and net investment income (loss) to average net assets do not reflect the Fund’s proportionate share of expenses of the underlying investment companies in which the Fund invested.

(c)	Reflects total expenses prior to fee waivers and expense reimbursements by the Advisor.

STADION CORE ADVANTAGE PORTFOLIO — CLASS C

FOR A CLASS C SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	Year Ended May 31, 2012	Year Ended May 31, 2011		Period Ended May 31, 2010(a)
Net asset value, beginning of period	$11.59	$10.17		$9.75

Income (loss) from investment operations:
Net investment loss	(0.18)	(0.14)		(0.06)
Net realized and unrealized gains (losses) on securities	(0.71)	1.56		0.48
Total from investment operations	(0.89)	1.42		0.42

Less distributions:
Distributions from net realized gains	(0.54)	—		—

Net asset value, end of period	$10.16	$11.59		$10.17

Total return(b)	(7.54% )	13.96%		4.31%	(c)

Ratios/Supplemental data:
Net assets, end of period (000’s)	$5,253	$6,028		$1,458

Ratio of total expenses to average net assets(d)	3.12% (e)	3.45%	(e)	7.53%	(e)(f)

Ratio of net expenses to average net assets(d)	2.70%	2.70%		2.70%	(f)

Ratio of net investment loss to average net assets(d)	(1.48% )	(1.79%	)	(1.82%	)(f)

Portfolio turnover rate	826%	476%		471%	(c)(g)

(a)	Represents the period from October 1, 2009 (date of initial public offering) through May 31, 2010.

(b)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.

(d)	The ratios of expenses and net investment loss to average net assets do not reflect the Fund’s proportionate share of expenses of the underlying investment companies in which the Fund invested.

(e)	Reflects total expenses prior to fee waivers and expense reimbursements by the Advisor.

(f)	Annualized.

(g)	Represents the year ended May 31, 2010.

STADION CORE ADVANTAGE PORTFOLIO — CLASS I

FOR A CLASS I SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	Year Ended May 31, 2012	Year Ended May 31, 2011		Period Ended May 31, 2010(a)
Net asset value, beginning of period	$11.76	$10.22		$10.22

Income (loss) from investment operations:
Net investment loss	(0.05)	(0.04)		(0.00	)(b)
Net realized and unrealized gains (losses) on securities	(0.75)	1.58		—
Total from investment operations	(0.80)	1.54		(0.00	)(b)

Less distributions:
Distributions from net realized gains	(0.54)	—		—

Net asset value, end of period	$10.42	$11.76		$10.22

Total return(c)	(6.65% )	15.07%		0.00%	(d)

Ratios/Supplemental data:
Net assets, end of period (000’s)	$2,636	$1,433		$1

Ratio of total expenses to average net assets(e)	3.05% (f)	7.98%	(f)	1.70%	(g)

Ratio of net expenses to average net assets(e)	1.70%	1.70%		1.70%	(g)

Ratio of net investment loss to average net assets(e)	(0.53% )	(1.03%	)	(1.70%	)(g)

Portfolio turnover rate	826%	476%		471%	(d)(h)

(a)	Represents the period from May 28, 2010 (date of initial public offering) through May 31, 2010.

(b)	Amount rounds to less than $0.01 per share.

(c)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Not annualized.

(e)	The ratios of expenses and net investment loss to average net assets do not reflect the Fund’s proportionate share of expenses of the underlying investment companies in which the Fund invested.

(f)	Reflects total expenses prior to fee waivers and expense reimbursements by the Advisor.

(g)	Annualized.

(h)	Represents the year ended May 31, 2010.

STADION OLYMPUS FUNDTM — CLASS A

FOR A CLASS A SHARE OUTSTANDING THROUGHOUT THE PERIOD

	Period Ended May 31, 2012(a)
Net asset value, beginning of period	$10.00

Loss from investment operations:
Net investment loss	(0.01)
Net realized and unrealized losses on securities	(0.45)
Total from investment operations	(0.46)

Net asset value, end of period	$9.54

Total return(b)	(4.60%	)(c)

Ratios/Supplemental data:
Net assets, end of period (000’s)	$8,721

Ratio of total expenses to average net assets(d)	5.31%	(e)(f)

Ratio of net expenses to average net assets(d)	1.95%	(e)

Ratio of net investment loss to average net assets(d)	(1.94%	)(e)

Portfolio turnover rate	21%	(c)

(a)	Represents the period from April 2, 2012 (date of initial public offering) through May 31, 2012.

(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return shown does not include the effect of applicable sales loads.

(c)	Not annualized.

(d)	The ratios of expenses and net investment loss to average net assets do not reflect the Fund’s proportionate share of expenses of the underlying investment companies in which the Fund invested.

(e)	Annualized.

(f)	Reflects total expenses prior to fee waivers and expense reimbursements by the Advisor.

STADION OLYMPUS FUNDTM — CLASS C

FOR A CLASS C SHARE OUTSTANDING THROUGHOUT THE PERIOD

	Period Ended May 31, 2012(a)
Net asset value, beginning of period	$10.00

Loss from investment operations:
Net investment loss	(0.04)
Net realized and unrealized losses on securities	(0.43)
Total from investment operations	(0.47)

Net asset value, end of period	$9.53

Total return(b)	(4.70%	)(c)

Ratios/Supplemental data:
Net assets, end of period	$953

Ratio of total expenses to average net assets(d)	1,345.00%	(e)(f)

Ratio of net expenses to average net assets(d)	2.70%	(e)

Ratio of net investment loss to average net assets(d)	(2.70%	)(e)

Portfolio turnover rate	21%	(c)

(a)	Represents the period from April 2, 2012 (date of initial public offering) through May 31, 2012.

(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.

(d)	The ratios of expenses and net investment loss to average net assets do not reflect the Fund’s proportionate share of expenses of the underlying investment companies in which the Fund invested.

(e)	Annualized.

(f)	Reflects total expenses prior to fee waivers and expense reimbursements by the Advisor.

STADION OLYMPUS FUNDTM — CLASS I

FOR A CLASS I SHARE OUTSTANDING THROUGHOUT THE PERIOD

	Period Ended May 31, 2012(a)
Net asset value, beginning of period	$10.00

Loss from investment operations:
Net investment loss	(0.03)
Net realized and unrealized losses on securities	(0.42)
Total from investment operations	(0.45)

Net asset value, end of period	$9.55

Total return(b)	(4.50%	)(c)

Ratios/Supplemental data:
Net assets, end of period	$955

Ratio of total expenses to average net assets(d)	1,342.77%	(e)(f)

Ratio of net expenses to average net assets(d)	1.70%	(e)

Ratio of net investment loss to average net assets(d)	(1.70%	)(e)

Portfolio turnover rate	21%	(c)

(a)	Represents the period from April 2, 2012 (date of initial public offering) through May 31, 2012.

(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.

(d)	The ratios of expenses and net investment loss to average net assets do not reflect the Fund’s proportionate share of expenses of the underlying investment companies in which the Fund invested.

(e)	Annualized.

(f)	Reflects total expenses prior to fee waivers and expense reimbursements by the Advisor.

STADION TRILOGY FUNDTM — CLASS A

FOR A CLASS A SHARE OUTSTANDING THROUGHOUT THE PERIOD

	Period Ended May 31, 2012(a)
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income	0.00	(b)
Net realized and unrealized losses on securities	(0.15)
Total from investment operations	(0.15)

Net asset value, end of period	$9.85

Total return(c)	(1.50%	)(d)

Ratios/Supplemental data:
Net assets, end of period (000’s)	$49,507

Ratio of total expenses to average net assets(e)	2.21%	(f)(g)

Ratio of net expenses to average net assets(e)	1.95%	(f)

Ratio of net investment income to average net assets(e)	0.34%	(f)

Portfolio turnover rate	0%	(b)(d)

(a)	Represents the period from April 2, 2012 (date of initial public offering) through May 31, 2012.

(b)	Amount rounds to less than $0.01 per share or less than 1%.

(c)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return shown does not include the effect of applicable sales loads.

(d)	Not annualized.

(e)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of expenses of the underlying investment companies in which the Fund invested.

(f)	Annualized.

(g)	Reflects total expenses prior to fee waivers and expense reimbursements by the Advisor.

STADION TRILOGY FUNDTM — CLASS C

FOR A CLASS C SHARE OUTSTANDING THROUGHOUT THE PERIOD

	Period Ended May 31, 2012(a)
Net asset value, beginning of period	$10.00

Loss from investment operations:
Net investment loss	(0.00	)(b)
Net realized and unrealized losses on securities	(0.15)
Total from investment operations	(0.15)

Net asset value, end of period	$9.85

Total return(c)	(1.50%	)(d)

Ratios/Supplemental data:
Net assets, end of period (000’s)	$50

Ratio of total expenses to average net assets(e)	61.13%	(f)(g)

Ratio of net expenses to average net assets(e)	2.70%	(f)

Ratio of net investment loss to average net assets(e)	(0.11%	)(f)

Portfolio turnover rate	0%	(b)(d)

(a)	Represents the period from April 2, 2012 (date of initial public offering) through May 31, 2012.

(b)	Amount rounds to less than $0.01 per share or less than 1%.

(c)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Not annualized.

(e)	The ratios of expenses and net investment loss to average net assets do not reflect the Fund’s proportionate share of expenses of the underlying investment companies in which the Fund invested.

(f)	Annualized.

(g)	Reflects total expenses prior to fee waivers and expense reimbursements by the Advisor.

STADION TRILOGY FUNDTM — CLASS I

FOR A CLASS I SHARE OUTSTANDING THROUGHOUT THE PERIOD

	Period Ended May 31, 2012(a)
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income	0.01
Net realized and unrealized losses on securities	(0.15)
Total from investment operations	(0.14)

Net asset value, end of period	$9.86

Total return(b)	(1.40%	)(c)

Ratios/Supplemental data:
Net assets, end of period	$986

Ratio of total expenses to average net assets(d)	1,259.15%	(e)(f)

Ratio of net expenses to average net assets(d)	1.70%	(e)

Ratio of net investment income to average net assets(d)	0.51%	(e)

Portfolio turnover rate	0%	(c)(g)

(a)	Represents the period from April 2, 2012 (date of initial public offering) through May 31, 2012.

(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.

(d)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of expenses of the underlying investment companies in which the Fund invested.

(e)	Annualized.

(f)	Reflects total expenses prior to fee waivers and expense reimbursements by the Advisor.

(g)	Amount rounds to less than 1%.

Rev. July 2011 Privacy Notice
FACTS	WHAT DOES STADION INVESTMENT TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
▪ Social Security number
▪ Assets
▪ Retirement Assets
▪ Transaction History
▪ Checking Account Information
▪ Purchase History
▪ Account Balances
▪ Account Transactions
▪ Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Stadion Investment Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Stadion Investment Trust share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-866-383-7636

Who we are
Who is providing this notice?	Stadion Investment Trust Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does Stadion Investment Trust protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Stadion Investment Trust collect my personal information?
We collect your personal information, for example, when you
▪ Open an account
▪ Provide account information
▪ Give us your contact information
▪ Make deposits or withdrawals from your account
▪ Make a wire transfer
▪ Tell us where to send the money
▪ Tell us who receives the money
▪ Show your government-issued ID
▪ Show your driver’s license
We also collect your personal information from other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only
▪ Sharing for affiliates’ everyday business purposes – information about your creditworthiness
▪ Affiliates from using your information to market to you
▪ Sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies.
▪ Stadion Money Management, LLC, the investment adviser to Stadion Investment Trust, could be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ Stadion Investment Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ Stadion Investment Trust does not jointly market.

ADDITIONAL INFORMATION

The SAI provides more detailed information about each Fund and is incorporated by reference into, and is legally part of, this Prospectus. A description of each Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

Additional information about the Funds’ investments is available in the annual and semiannual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Funds, or to make inquiries about the Funds, please call Toll-Free:

1-866-383-7636

This Prospectus, the SAI and the most recent shareholder reports are also available without charge on the Funds’ website at www.stadionfunds.com or upon written request to Stadion Funds, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Only one copy of a Prospectus or an annual or semiannual report will be sent to each household address. This process, known as “Householding,” is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semiannual report at any time by calling or writing the Funds. You may also request that Householding be eliminated from all your required mailings.

Information about the Funds (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of information on the SEC’s Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-1520.

Stadion Investment Trust: Investment Company Act file number 811-21317

STATEMENT OF ADDITIONAL INFORMATION

Stadion Managed Portfolio Class A Shares (ETFFX) Class C Shares (ETFYX) Class I Shares (ETFVX)	Stadion Olympus Fund™ Class A Shares (STOAX) Class C Shares (STOGX) Class I Shares (STOIX)
Stadion Core Advantage Portfolio Class A Shares (ETFRX) Class C Shares (ETFZX) Class I Shares (ETFWX)	Stadion Trilogy Fund™ Class A Shares (STTGX) Class C Shares (STTCX) Class I Shares (STTIX)
October 1, 2012

Each a series of the
STADION INVESTMENT TRUST
1061 Cliff Dawson Road
Watkinsville, Georgia, 30677
Telephone 1-866-383-7636

TABLE OF CONTENTS

OTHER INVESTMENT POLICIES	2
INVESTMENT LIMITATIONS	15
PORTFOLIO TRANSACTIONS	16
DESCRIPTION OF THE TRUST	18
MANAGEMENT AND OTHER SERVICE PROVIDERS	19
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	29
DISTRIBUTION PLANS	33
SPECIAL SHAREHOLDER SERVICES	34
DISCLOSURE OF PORTFOLIO HOLDINGS	34
PRICING OF SHARES	36
ADDITIONAL TAX INFORMATION	37
ADDITIONAL INFORMATION ON PERFORMANCE	40
FINANCIAL STATEMENTS	42
APPENDIX A – DESCRIPTION OF RATINGS	43
APPENDIX B – PROXY VOTING POLICIES	47

This Statement of Additional Information (“SAI”) is meant to be read in conjunction with the prospectus for Class A, Class C and Class I shares of the Stadion Managed Portfolio, Stadion Core Advantage Portfolio, Stadion Olympus Fund™ and Stadion Trilogy Fund™ (each a “Fund” and collectively the “Funds”) dated the same date as this SAI, which incorporate this SAI by reference in its entirety (the “Prospectus”).  Because this SAI is not itself a prospectus, no investment in shares of the Funds should be made solely upon the information contained herein.  Copies of the Prospectus and Annual Report for the Funds may be obtained at no charge by writing or calling the Funds at the address or phone number shown above.  Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

OTHER INVESTMENT POLICIES

The Stadion Investment Trust (the “Trust”) was organized on February 28, 2003 as a Delaware statutory trust and is registered with the Securities and Exchange Commission (the “SEC”) as an open-end management investment company.  The Stadion Managed Portfolio (the “Managed Fund”), the Stadion Core Advantage Portfolio (the “Core Advantage Fund”), the Stadion Olympus Fund™ (the “Olympus Fund”) and the Stadion Trilogy Fund™ (the “Trilogy Fund”) are each diversified series of the Trust.  Prior to April 28, 2009, the Stadion Investment Trust was known as the PMFM Investment Trust, the Stadion Managed Portfolio was known as the PMFM Managed Portfolio Trust, and the Stadion Core Advantage Portfolio was known as the PMFM Core Advantage Portfolio Trust.  Prior to September 27, 2004, the PMFM Managed Portfolio Trust was known as the PMFM ETF Portfolio Trust.  The Core Advantage Fund is the successor by merger to the MurphyMorris ETF Fund, a former series of the MurphyMorris Investment Trust.  The shareholders of the MurphyMorris ETF Fund approved the merger of the MurphyMorris ETF Fund with and into the Core Advantage Fund at a Special Meeting of Shareholders held on May 13, 2005.  The closing of the merger occurred on June 1, 2005.

The following policies supplement the Funds’ investment objectives and policies as described in the Prospectus for the Funds.  Attached to this SAI is Appendix A, which contains descriptions of the rating symbols used by nationally recognized statistical rating organizations for certain securities in which the Funds may invest.

GENERAL INVESTMENT RISKS.  All investments in securities and other financial instruments involve a risk of financial loss.  No assurance can be given that the Funds’ investment programs will be successful.  Investors should carefully review the descriptions of the Funds’ investments and their risks in this SAI and the Prospectus.

EXCHANGE TRADED FUNDS AND INVESTMENTS IN OTHER INVESTMENT COMPANIES.

Exchange Traded Funds (“ETFs”).  As noted in the Prospectus, the Funds may invest in ETFs and cash or cash equivalent positions.  The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the ETF's net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption.  Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF's underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit.  The Funds intend to be short-term investors in ETFs, but do not intend to purchase and redeem creation units to take advantage of short-term arbitrage opportunities.  However, the Funds may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Funds’ investment advisor, Stadion Money Management, LLC (the “Advisor”), believes it is in a Fund’s interest to do so.  The Funds’ ability to redeem creation units may be limited by the Investment Company Act of 1940, as amended (the “1940 Act”), which provides that the ETFs will not be obligated to redeem shares held by the Funds in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

There is a risk that the underlying ETFs in which a Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Funds intend to principally invest may be granted licenses by agreement to use various indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated.  In addition, an ETF may terminate if its net assets fall below a certain amount.  Although the Funds believe that, in the event of the termination of an underlying ETF, they will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index within the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded), including the risk that the general level of stock prices, or that the prices of stocks within a particular sector, may increase or decline, thereby affecting the value of the shares of an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of an ETF’s shares may trade at a discount to its net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; (3) trading of an ETF’s shares may be halted if the listing exchange deems such action appropriate; and (4) ETF shares may be delisted from the exchange on which they trade, or activation of “circuit breakers” (which are tied to large decreases in stock prices) may halt trading temporarily. ETFs are also subject to the risks of the underlying securities or sectors the ETF is designed to track.

2

Fixed Income ETFs.  There are risks associated with the potential investment of a Fund’s assets in fixed income ETFs which may include credit risk, interest rate risk and maturity risk as described below:

•
Credit Risk.  Credit risk is the risk that the issuer or guarantor of a fixed income security or counterparty to a transaction involving one or more bonds in an ETF’s portfolio will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations.  If the issuer, guarantor, or counterparty fails to pay interest, an ETF’s income may be reduced.  If the issuer, guarantor, or counterparty fails to repay principal, the value of that security and of the particular ETF’s shares may be reduced.  ETFs may be subject to credit risk to the extent that they invest in fixed income securities which involve a promise by a third party to honor an obligation with respect to the fixed income security.  Securities rated BBB by Standard & Poor’s (“S&P”) or Fitch Ratings, Ltd. (“Fitch”) or Baa by Moody’s Investors Service, Inc. (“Moody’s”) are considered investment-grade securities, but are somewhat riskier than more highly-rated investment-grade obligations (those rated A or better) because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative.  Such investment-grade securities will be subject to higher credit risk and may be subject to greater fluctuations in value than higher-rated securities.  Credit risk is particularly significant for investments in “junk bonds” or lower than investment-grade securities.

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Interest Rate Risk.  The price of a bond or a fixed income security is dependent upon interest rates.  Therefore, the share price and total return of an ETF, when investing a significant portion of its assets in bonds or fixed income securities, will vary in response to changes in interest rates.  There is the possibility that the value of an ETF’s investment in bonds or fixed income securities may fall because bonds or fixed income securities generally fall in value when interest rates rise.  The longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from  interest rate changes.  Changes in interest rates may have a more pronounced effect if the ETF holds a significant portion of its assets in fixed income securities with long-term maturities.

In the case of mortgage-backed securities, rising interest rates tend to extend the term to maturity of the securities, making them even more susceptible to interest rate changes.  When interest rates drop, not only can the value of fixed income securities drop, but also the yield can drop, particularly where the yield is tied to changes in interest rates, such as adjustable mortgages.  Also when interest rates drop, the holdings of mortgage-backed securities by an ETF can reduce returns if the owners of the underlying mortgages pay off their mortgages sooner than expected since the funds prepaid must be reinvested at lower prevailing interest rates.  This is known as prepayment risk.  When interest rates rise, the holdings of mortgage-backed securities by an ETF can reduce returns if the owners of the underlying mortgages pay off their mortgages later than anticipated.  This is known as extension risk.

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Maturity Risk.  Maturity risk is another factor that can affect the value of an ETF’s fixed income holdings.  Certain ETFs may not have a limitation policy regarding the length of maturity for their fixed income holdings.  In general, fixed income obligations with longer maturities have higher yields and a greater sensitivity to changes in interest rates.  Conversely, fixed income obligations with shorter maturities generally have lower yields but less sensitivity to changes in interest rates.

Money Market Mutual Funds.  In order to maintain sufficient liquidity, to implement investment strategies or for temporary defensive purposes, each Fund may invest a significant portion of its assets in shares of one or more money market funds.  Generally, money market mutual funds are registered investment companies that seek to earn income consistent with the preservation of capital and maintenance of liquidity by investing primarily in high quality money market instruments, including U.S. government obligations, bank obligations and high-grade corporate instruments.  An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Company or any other governmental agency, entity or person.  While investor losses in money market mutual funds have been rare, they are possible.  In addition, a Fund will incur additional indirect expenses due to acquired fund fees and other costs to the extent it invests in shares of money market mutual funds.

Other Investment Companies.  As noted in the Prospectus, each of the Managed Fund, Core Advantage Fund and Olympus Fund is a “fund of funds,” and the Trilogy Fund may also purchase ETFs as part of its principal investment strategy. The term “fund of funds” is typically used to describe investment companies whose principal investment strategy involves investing in other investment companies.  Under the 1940 Act, a Fund may not acquire shares of another investment company (ETFs or other investment companies) if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the ETF’s or investment company’s total outstanding stock (“3% Limitation”).  Accordingly, each Fund is subject to the 3% Limitation unless (i) the ETF or the Fund has received an order for exemptive relief from the

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3% Limitation from the SEC that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order.  The SEC has issued such exemptive orders to numerous ETFs and their investment advisers, which permit investment companies, including the Funds, to invest in such ETFs (“Exempted ETFs”) beyond the 3% Limitation, subject to certain terms and conditions, including that such investment companies enter into an agreement with the Exempted ETF.  The Funds have entered into such an agreement with a number of Exempted ETFs so that each Fund will be permitted to invest in such Exempted ETFs in excess of the 3% Limitation.  To the extent other ETFs obtain similar exemptive relief from the SEC, the Funds may seek to qualify to invest in such other ETFs in excess of the 3% Limitation.

To the extent the 3% Limitation applies to certain ETFs, that limitation may prevent a Fund from allocating its investments in the manner that the Advisor considers optimal, or cause the Advisor to select a similar basket of stocks (pre-selected groups of securities related by index or sector made available through certain brokers at a discount brokerage rate) (“Stock Baskets”) or a similar index-based mutual fund or other investment company (collectively, “Indexed  Investments”) as an alternative.  The Funds may also invest in Indexed Investments when the Advisor believes they represent more attractive opportunities than similar ETFs. The Funds’ investments in other investment companies will be subject to the same 3% Limitation described above.

Under the 1940 Act, to the extent that the Funds rely upon Section 12(d)(1)(F) in purchasing securities issued by another investment company, a Fund must either seek instructions from its shareholders with regard to the voting of all proxies with respect to its investment in such securities (ETFs and other investment companies) and vote such proxies only in accordance with the instructions, or vote the shares held by it in the same proportion as the vote of all other holders of the securities.  In the event that there is a vote of ETF or other investment company shares held by the Funds, the Funds intend to vote such shares in the same proportion as the vote of all other holders of such securities.

EQUITY SECURITIES.  The Funds may invest in equity securities, both directly (including, without limitation, investments in Stock Baskets) and indirectly through the Funds’ investment in shares of ETFs and other investment companies.  The equity portion of a Fund’s portfolio may include common stocks traded on foreign or domestic securities exchanges or on the over-the-counter market.  In addition to common stocks, the equity portion of each Fund’s portfolio may also include preferred stocks, convertible preferred stocks, and convertible bonds.  Prices of equity securities in which the Funds invest may fluctuate in response to many factors, including, but not limited to, the activities of the individual companies whose securities the Fund owns, general market and economic conditions, interest rates, and specific industry changes.  Such price fluctuations subject the Funds to potential losses.  In addition, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Funds.  Market declines may continue for an indefinite period of time, and investors should understand that during temporary or extended bear markets, the value of equity securities will decline.

Investments in ETFs and similar securities involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks including: (1) risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other security; (2) an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of stocks held; (3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF may not track an index as well as a traditional index mutual fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF’s net asset value.

FOREIGN SECURITIES.  A Fund may invest directly or indirectly in foreign equity securities traded on U.S. exchanges, in over-the-counter markets or in the form of American Depositary Receipts (“ADRs”) described below.  A Fund may also invest in foreign currency-denominated fixed-income securities.  As noted in the Prospectus, investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments.  The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.  Foreign securities markets generally have less trading volume and less liquidity than U.S. markets and prices on some foreign markets can be highly volatile.  Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies and it may be more difficult to obtain reliable information regarding an issuer’s financial condition and operations.  Some foreign countries impose conditions and restrictions on foreigners’ ownership of interests in local issuers, including restring ownership to certain classes of investment in an issuer, which may reduce potential investment returns and impair disposition of those investments.  Additional costs associated with an investment in foreign

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securities may include higher custodial fees than those applicable to domestic custodial arrangements, and transaction costs of foreign currency conversions.

Foreign markets may offer less protection to investors than U.S. markets.  Foreign issuers, brokers and securities markets may be subject to less government supervision.  Foreign securities trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays.  It may also be difficult to enforce legal rights in foreign countries because of inconsistent legal interpretations or less defined legal and regulatory provisions or because of corruption or influence on local courts.

Investing abroad also involves different political and economic risks.  Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars or other governmental intervention.  There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises and securities issued or guaranteed by foreign governments, their agencies, instrumentalities or political subdivisions, may or may not be supported by the full faith and credit and taxing power of the foreign government.  Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest or adverse diplomatic developments.  There is no assurance that the Advisor will be able to anticipate these potential events or counter their effects.

Depositary Receipts

American Depositary Receipts (“ADRs”) provide a method whereby the Funds may invest in securities issued by companies whose principal business activities are outside the United States.  ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities, and may be issued as sponsored or unsponsored programs.  In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs.  In unsponsored programs, the issuer may not be directly involved in the creation of the program.  Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that participates in a sponsored program.

Emerging Market Securities

The Olympus Fund may invest a portion of its assets in emerging markets.  An “emerging market” is any country that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy.  Investing in emerging markets involves exposure to potentially unstable governments, the risk of nationalization of business, restrictions on foreign ownership, prohibitions on repatriation of assets and a system of laws that may offer less protection of property rights.  Emerging market economies may be based on only a few industries, may be highly vulnerable to changes in local and global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.  The securities markets in emerging markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States and other developed countries.  A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the Olympus Fund.  A limited number of issuers in emerging markets may represent a disproportionately large percentage of market capitalization and trading value.  The limited liquidity of securities markets in these countries may also affect the Olympus Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so.  The inability of the Olympus Fund to dispose fully and promptly of positions in declining markets would cause the Olympus Fund’s net asset value to decline as the values of the unsold positions are marked to lower prices.  In addition, these securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

Foreign Currency Transactions

As discussed in the Prospectus, investments in foreign securities involve currency risk.  The Olympus Fund may engage in various transactions to hedge currency risk, but is not required to do so.  The instruments the Olympus Fund may use for this purpose include forward foreign currency contracts, foreign currency futures contracts and options on foreign currencies.

A forward foreign currency contract is an obligation to purchase or sell a specified currency at a future date which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price established at the time of the contract. These contracts are entered into directly between currency traders and their customers.  The Olympus Fund may use

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these contracts to purchase or sell a foreign currency for the purpose of locking in the U.S. dollar price of foreign securities the Olympus Fund has agreed to purchase or the amount in U.S. dollars that the Olympus Fund will receive when it has sold foreign securities.

Currency futures contracts are similar to forward currency contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. The Olympus Fund may purchase or sell foreign currency futures contracts to protect against fluctuations in the U.S. dollar values of foreign securities.  For example, the Olympus Fund may sell a futures contract on a foreign currency when it holds securities denominated in that currency and it anticipates a decline in the value of that currency relative to the U.S. dollar.  If such a decline were to occur, the resulting adverse effect on the value of the foreign-denominated securities may be offset, in whole or in part, by gains on the futures contract.

A currency option is the right - but not the obligation - to buy (in the case of a call) or sell (in the case of a put) a set amount of one currency for another at a predetermined time in the future.  The two parties to a currency option contract are the option buyer and the option seller/writer.  The option buyer may, for an agreed upon price, purchase from the option writer a commitment that the option writer will sell (or purchase) a specified amount of a foreign currency upon demand.  The option extends only until the stated expiration date.  The rate at which one currency can be purchased or sold is one of the terms of the option and is called the strike price.  The total description of a currency option includes the underlying currencies, the contract size, the expiration date, the strike price and whether the option is an option to purchase the underlying currency (a call) or an option to sell the underlying currency (a put).  There are two types of option expirations, American-style and European-style.   American-style options can be exercised on any business day prior to the expiration date.   European-style options can be exercised at expiration only.

The use of foreign currency transactions involves risks, including the risk of imperfect correlation between movements in futures or options prices and movements in the price of currencies which are the subject of the hedge.  The successful use of foreign currency transactions also depends on the ability of the Advisor to correctly forecast interest rate movements, currency rate movements and general stock market price movements.  There can be no assurance that the Advisor’s judgment will be accurate.  The use of foreign currency transactions also exposes the Olympus Fund to the general risks of investing in futures and options contracts, including: the risk of an illiquid market and the risk of adverse regulatory actions.  Any of these factors may cause the Olympus Fund to lose money on its foreign currency transactions.  The Olympus Fund generally does not hedge currency risks, and generally will do so, if at all, only in connection with settlements of its purchases or sales of foreign securities.

CONVERTIBLE SECURITIES.  In addition to common and preferred stocks, a Fund may invest directly or indirectly in securities convertible into common stock if, for example, the Advisor believes that a company’s convertible securities are undervalued in the market.  Convertible securities eligible for purchase by a Fund include convertible bonds, convertible preferred stocks, and warrants.  A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specific amount of the corporation’s capital stock at a set price for a specified period of time.  Warrants do not represent ownership of the securities, but only the right to buy the securities.  The price of warrants do not necessarily move parallel to the prices of their underlying securities.  Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of their issuing corporation.  Warrant positions will not be used to increase the leverage of the Funds; consequently, warrant positions are generally accompanied by cash positions equivalent to the required exercise amount.  A Fund’s ability to invest in warrants may be limited by the Fund’s investment restrictions.

REAL ESTATE SECURITIES.  The Funds will not invest directly in real estate, but may invest in readily marketable securities issued by companies that invest in real estate or interests therein.  The Funds may also invest in readily marketable interests in real estate investment trusts (“REITs”).  REITs are generally publicly traded on  national stock exchanges and in the over-the-counter market and have varying degrees of liquidity.  Investments in real estate securities are subject to risks inherent in the real estate market, including risks related to changes in interest rates, possible declines in the value of and demand for real estate, adverse general and local economic conditions, possible lack of availability of mortgage funds, overbuilding in a given market and environmental problems.

A Fund may invest in global real estate companies outside the U.S.  These companies include, but are not limited to, companies with similar characteristics to a REIT structure, in which revenue consists primarily of rent derived from owned, income producing real estate properties, dividend distributions as a percentage of taxable net income are high (generally greater than 80%), debt levels are generally conservative and income derived from development activities is generally limited.

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CORPORATE AND MUNICIPAL FIXED INCOME SECURITIES. A Fund’s fixed income investments may include corporate and municipal fixed income securities.  Corporate and municipal fixed income securities purchased by a Fund may be of any credit quality, maturity or yield.  Accordingly, a Fund’s fixed income securities may include “investment grade” securities (those rated at least Baa by Moody’s, BBB by S&P or Fitch or, if not rated, are of equivalent quality in the Advisor’s opinion).  In addition, the Funds’ fixed income securities may include lower-rated fixed income securities including, without limitation, “junk” bonds.  Fixed income securities rated Baa by Moody’s or BBB by S&P or Fitch may be considered speculative and are subject to risks of non-payment of interest and principal.  Fixed income securities rated lower than Baa by Moody’s or lower than BBB by S&P or Fitch are generally considered speculative and subject to significant risks of non-payment of interest and principal.  Descriptions of the quality ratings of Moody’s, S&P, and Fitch are included as Appendix A to this SAI.  While the Advisor utilizes the ratings of various credit rating services as one factor in establishing creditworthiness, it relies primarily upon its own analysis of factors establishing creditworthiness.

MONEY MARKET INSTRUMENTS.  Each Fund may invest directly and indirectly in money market instruments including U.S. Government obligations or corporate debt obligations (including those subject to repurchase agreements), provided that they are eligible for purchase by the Fund.  Money market instruments also may include Banker’s Acceptances and Certificates of Deposit of domestic branches of banks, Commercial Paper, and Variable Amount Demand Master Notes (“Master Notes”).  Banker’s Acceptances are time drafts drawn on and “accepted” by a bank.  When a bank “accepts” such a time draft, it assumes liability for its payment.  When a Fund acquires a Banker’s Acceptance, the bank that “accepted” the time draft is liable for payment of interest and principal when due.  The Banker’s Acceptance carries the full faith and credit of such bank.  A Certificate of Deposit (“CD”) is an unsecured, interest bearing debt obligation of a bank.  Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation, or other borrower.  Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument.  A Fund will invest directly in Commercial Paper only if it is rated in one of the top two rating categories by Moody’s, S&P or Fitch or, if not rated, is of equivalent quality in the Advisor’s opinion.  Commercial Paper may include Master Notes of the same quality.  Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest.  Master Notes will be acquired by a Fund only through the Master Note program of the Fund’s custodian bank, acting as administrator thereof.  The Advisor will monitor, on a continuous basis, the earnings power, cash flow, and other liquidity ratios of the issuer of a Master Note held by a Fund.

U.S. GOVERNMENT SECURITIES.  A Fund may invest a portion of its portfolio in U.S. government securities such as U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury bills, obligations guaranteed by the U.S. government such as Government National Mortgage Association (“GNMA”) and the Overseas Private Investment Corporation (“OPIC”), as well as obligations of U.S. government authorities, agencies, and instrumentalities such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Housing Administration, Federal Farm Credit Bank (“FFCB”), Federal Home Loan Bank, Student Loan Marketing Association (“SLMA”), and The Tennessee Valley Authority.  U.S. government securities may be acquired subject to repurchase agreements.  While obligations of some U.S. government sponsored entities are supported by the full faith and credit of the U.S. government (e.g., GNMA and OPIC), several are supported by the right of the issuer to borrow from the U.S. Government (e.g. FNMA and FHLMC), and still others are supported only by the credit of the issuer itself (e.g., SLMA and FFCB).  No assurance can be given that the U.S. government will provide financial support to U.S. government agencies or instrumentalities that are not supported by the full faith and credit of the U.S. government, since it is not obligated to do so by law.  The guarantee of the U.S. government does not extend to the yield or value of the Funds’ shares.

ZERO COUPON SECURITIES.  A Fund may purchase zero coupon securities.  Zero coupon securities do not pay interest or principal until final maturity, unlike fixed income securities that provide periodic payments of interest (referred to as a coupon payment).  Zero coupon securities are bought at a price below the amount payable at maturity.  The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security.  One must wait until maturity to receive interest and principal, which increases the market and credit risks of a zero coupon security.  A zero coupon step-up security converts to a coupon security before final maturity.

REPURCHASE AGREEMENTS.  A Fund may invest in repurchase agreements.  A repurchase agreement is a short term investment in which the purchaser acquires ownership of a U.S. Government security and the seller agrees to repurchase the security at a future time at a set price, thereby determining the yield during the purchaser’s holding period.  Any repurchase transaction in which a Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement.  In the event of a bankruptcy or other default of the seller, a Fund could experience both delays in liquidating the underlying security and losses in value.

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REVERSE REPURCHASE AGREEMENTS.  A Fund may also engage in reverse repurchase agreements.  Reverse repurchase agreements are repurchase agreements in which a Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed upon time and price.  A reverse repurchase agreement may be viewed as a type of borrowing by a Fund.  Reverse repurchase agreements are subject to credit risks.  In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

ILLIQUID INVESTMENTS.  Each Fund may invest up to 15% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued.  Under the supervision of the Board of Trustees of the Trust (the “Board”), the Advisor determines the liquidity of a Fund’s investments, and through reports from the Advisor, the Board monitors investments in illiquid instruments.  In determining the liquidity of a Fund’s investments, the Advisor may consider various factors including: (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; (iv) the nature of the security (including any demand or tender features); and (v) the nature of the marketplace for trades (including the ability to assign or offset the Fund’s rights and obligations relating to the investment).  If through a change in values, net assets, or other circumstances, a Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.  An investment in illiquid securities poses risks of potential delays in resale and uncertainty in valuation.  Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Funds may be unable to dispose of illiquid securities promptly or at reasonable prices.

RESTRICTED SECURITIES.  Within its limitations on investment in illiquid securities, each Fund may purchase restricted securities that generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the federal securities laws, or in a registered public offering.  Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement.  If during such a period adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

FUNDING AGREEMENTS.  Within the limitations on investments in illiquid securities, a Fund may invest in various types of funding agreements.  A funding agreement is, in substance, an obligation of indebtedness negotiated privately between an investor and an insurance company.  Funding agreements often have maturity-shortening features, such as an unconditional put, that permit the investor to require the insurance company to return the principal amount of the funding agreement, together with accrued interest, within one year or less.  Most funding agreements are not transferable by the investor and, therefore, are illiquid, except to the extent the funding agreement is subject to a demand feature of seven days or less.  An insurance company may be subject to special protection under state insurance laws, which protections may impair the ability of a Fund to require prompt performance by the insurance company of its payment obligations under the funding agreement.

DERIVATIVE INSTRUMENTS.  Each Fund will comply with and adhere to all limitations on the manner and extent to which it effects transactions in derivative instruments (including futures and options on such futures) imposed by the provisions of the 1940 Act applicable to the issuance of senior securities.  Additionally, the Trust, on behalf of the Funds, has claimed an exclusion from the definition of the term “commodity pool operator” pursuant to Rule 4.5 under the Commodity Exchange Act, as amended (the “CEA”).  Therefore, the Funds are not subject to regulation or registration as a commodity pool operator under the CEA.

Recent legal and regulatory changes, and additional legal and regulatory changes in the future, may substantially affect over-the-counter derivatives markets and such changes may impact the Funds’ use of such instruments to the extent such instruments are used by the Funds.  In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010, provides for new regulation of the derivatives market, including clearing, margin, reporting and registration requirements. Because the legislation leaves much to rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict a Fund's ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to a Fund) and/or increase the costs of such derivatives transactions (for example, by increasing margin or capital requirements), and a Fund may be unable to execute its investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

The Funds may use futures and options contracts for the purpose of seeking to reduce the overall investment risk that would otherwise be associated with the securities in which it invests.  For example, a Fund may sell a stock index futures contract in anticipation of a general market or market sector decline that might adversely affect prices of the Fund’s portfolio securities.  To

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the extent that there is a correlation between the Fund’s portfolio and a particular stock index, the sale of futures contracts on that index could reduce general market risk and permit the Fund to retain its securities positions.

The Funds may purchase calls on individual stocks and stock indices in order to establish investment exposure to the underlying securities.  Alternatively, the Funds may sell stock index futures contracts (or purchase puts on such contracts) to provide protection against a decline in the price of a security below a specified level or a sector or general market decline.  The Funds may purchase and write options in combination with each other to adjust the risk and return of its overall investment positions.  For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to synthesize a position similar to that which would be achieved by selling a futures contract.

Options.  By purchasing a put option on an individual stock, a Fund could hedge the risk of a devaluation of that individual stock. The value of the put option would be expected to rise as a result of a market decline and thus could offset all or a portion of losses resulting from declines in the prices of individual securities held by the Fund.  However, option premiums tend to decrease over time as the expiration date nears.  Therefore, because of the cost of the option (in the form of premium and transaction costs), the Fund would suffer a loss in the put option if prices do not decline sufficiently to offset the deterioration in the value of the option premium.

By purchasing a call option on a stock index, a Fund would attempt to participate in potential price increases of the underlying index, with results similar to those obtainable from purchasing a futures contract, but with risk limited to the cost of the option if stock prices fell.  At the same time, the Fund would suffer a loss if stock prices do not rise sufficiently to offset the cost of the option.

Each Fund may engage in the writing (selling) of covered call options with respect to the securities in the Fund’s portfolio to supplement the Fund’s income and enhance total returns.  Each Fund may write (sell) listed or over-the-counter call options on individual securities held by the Fund, on baskets of such securities or on the Fund’s portfolio as a whole.  The Funds will write only covered call options, that is, each Fund will write call options only when it has in its portfolio (or has the right to acquire at no cost) the securities subject to the option.  A written option may also be considered to be covered if the Fund owns an option that entirely or partially offsets its obligations under the written option.  Index options will be considered covered if the Fund holds a portfolio of securities substantially correlated with the movement of the index (or, to the extent it does not hold such a portfolio, maintains a segregated account with the custodian of high quality liquid debt obligations equal to the market value of the option, marked to market daily).  A call option written by a Fund obligates the Fund to sell specified securities to the holder of the option at a predetermined price if the option is exercised on or before its expiration date.  An index call option written by a Fund obligates the Fund to make a cash payment to the holder of the option if the option is exercised and the value of the index has risen above a predetermined level on or before the expiration date of the option.  Each Fund may terminate its obligations under a call option by purchasing an option identical to the one written.  Writing covered call options provides the Funds with opportunities to increase the returns earned from portfolio securities through the receipt of premiums paid by the purchasers of the options.  Writing covered call options may reduce a Fund’s returns if the value of the underlying security or index increases and the option position is exercised or closed out by the Fund at a loss.

The purchase and writing of options involves certain risks.  During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.  The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.  Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price.  If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option.  Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.  There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position.  Furthermore, if trading restrictions or suspensions are imposed on the options market, a Fund may be unable to close out a position.

Risks of Options on Stock Indices.  As discussed above, the purchase and sale of options on stock indices is subject to risks applicable to options transactions generally.  In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options.  Index prices may be distorted if trading of certain stocks included in the index is interrupted.  Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a

9

substantial number of stocks included in the index or if dissemination of the current level of an underlying index is interrupted.  If this occurs, a Fund would not be able to close out options which it had purchased and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in losses if the underlying index moves adversely before trading resumes.  However, it is the Funds’ policy to purchase options only on indices which include a sufficient number of stocks so that the likelihood of a trading halt in the index is minimized.

The purchaser of an index option may also be subject to a timing risk.  If an option is exercised by a Fund before final determination of the closing index value for that day, the risk exists that the level of the underlying index may subsequently change.  If such a change caused the exercised option to fall out-of-the-money (that is, the exercising of the option would result in a loss, not a gain), the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.  Although a Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time, it may not be possible to eliminate this risk entirely, because the exercise cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.  Alternatively, when the index level is close to the exercise price, a Fund may sell rather than exercise the option.  Although the markets for certain index option contracts have developed rapidly, the markets for other index options are not as liquid.  The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market.  It is not certain that this market will develop in all index option contracts.  The Funds will not purchase or sell any index option contract unless and until, in the opinion of the investment manager, the market for such options has developed sufficiently that the risk in connection with such transactions is no greater than the risk in connection with options on stocks.

Futures Contracts.  A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future.  Futures contracts are designated by boards of trade which have been designated “contracts markets” by the Commodities Futures Trading Commission (“CFTC”).  Unlike when the Funds purchase or sell a security, no price is paid to or received by the Funds upon the purchase or sale of a futures contract.  Instead, each Fund will be required to deposit in its segregated asset account an amount of cash or qualifying securities currently ranging from approximately 10% to 15% of the contract amount.  This is called “initial margin.”  Such initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract.  Gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments which each Fund may be required to make during the term of the contracts to its broker.  Such payments would be required where, during the term of a futures contract purchased by a Fund, the price of the futures contract declined, thereby making the Fund’s position less valuable.  In all instances involving the purchase of futures contracts by a Fund, an amount of cash together with such other securities as permitted by applicable regulatory authorities to be utilized for such purpose, at least equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund’s custodian or broker (or an affiliate thereof) to collateralize the position, to the extent such deposits are required by applicable law and/or the parties involved in the transaction.  At any time prior to the expiration of a futures contract, a Fund may elect to close its position by taking an opposite position which will operate to terminate its position in the futures contract.  By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish certain results more quickly and with lower transaction costs.

Where futures are purchased to hedge against a possible increase in the price of a security before a Fund is able to fashion its program to invest in the security or in options on the security, it is possible that the market may decline.  If a Fund, as a result, decided not to make the planned investment at that time either because of concern as to the possible further market decline or for other reasons, the Fund would realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

Securities Index Futures Characteristics.  Securities index futures contracts can be purchased or sold with respect to several different stock indices, each based on a different measure of market performance.  A determination as to which of the index contracts would be appropriate for purchase or sale by the Fund will be based upon, among other things, the liquidity offered by such contracts and the volatility of the underlying index.

Purchases or sales of securities index futures contracts may be used in an attempt to protect a Fund’s current or intended investments from broad fluctuations in securities prices.  A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract.  On the contract’s expiration date, a final cash settlement occurs and the futures positions are simply closed out.  Changes in the

10

market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

By establishing an appropriate “short” position in index futures, a Fund may also seek to protect the value of its portfolio against an overall decline in the market for such securities.  Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in securities index futures and later liquidating that position as particular securities are in fact acquired.  To the extent that these hedging strategies are successful, a Fund will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

In addition to the possibility that there may be an imperfect correlation or no correlation at all between movements in the securities index future and the portion of the portfolio being hedged, the price of securities index futures may not correlate perfectly with movements in the securities index due to certain market distortions.  All participants in the futures market are subject to margin deposit and maintenance requirements.  Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index itself and the value of a future.  Moreover, the deposit requirements in the futures market are less onerous than margin requirements in the securities market and may therefore cause increased participation by speculators in the futures market.  Such increased participation may also cause temporary price distortions.  Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in stock indices and movements in the prices of stock index futures, the value of stock index futures contracts as a hedging device may be reduced.  In addition, if a Fund has insufficient available cash, it may at times have to sell securities to meet variation margin requirements.  Such sales may have to be effected at a time when it may be disadvantageous to do so.

Options on Futures Contracts.  The Funds may purchase exchange-traded call and put options on futures contracts and write exchange-traded call options on futures contracts.  These options are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading.  A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a “long” position) at a specified exercise price at any time before the option expires.  A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a “short” position), for a specified exercise price at any time before the option expires.

The Funds will write options only on futures contracts that are “covered.”  A Fund will be considered “covered” with respect to a put option it has written if, so long as it is obligated as a writer of the put, the Fund segregates with its custodian or broker (or an affiliate thereof) cash, United States government securities or liquid securities at all times equal to or greater than the aggregate exercise price of the puts it has written (less any related margin deposited with the futures broker), to the extent such deposits are required by applicable law and/or the parties involved in the transaction.  A Fund will be considered “covered” with respect to a call option it has written on a fixed income security future if, so long as it is obligated as a writer of the call, the Fund owns a security deliverable under the futures contract.  A Fund will be considered “covered” with respect to a call option it has written on a securities index future if the Fund owns securities the price changes of which are, in the opinion of the Advisor, expected to replicate substantially the movement of the index upon which the futures contract is based.

Upon the exercise of a call option, the writer of the option is obligated to sell the futures contract (to deliver a “long” position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market.  Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a “short” position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market.  When the holder of an option exercises it and assumes a long futures position, in the case of a call, or a short futures position, in the case of a put, its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account and must be immediately paid by the writer.  However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights.  Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

If a Fund writes options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position.  If the option is not exercised, the Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held in or to be acquired for the Fund.  If the option is exercised, the Fund will incur a loss in the option

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transaction, which will be reduced by the amount of the premium it has received, but which will offset any favorable changes in the value of its portfolio securities or, in the case of a put, lower prices of securities it intends to acquire.

Options on futures contracts can be used by the Funds to hedge substantially the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts.  If a Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself.  Purchases of options on futures contracts may present less risk in hedging than the purchase and sale of the underlying futures contracts since the potential loss is limited to the amount of the premium plus related transaction costs.

The purchase of put options on futures contracts may be used as a means of hedging a Fund’s portfolio against a general decline in market prices.  The purchase of a call option on a futures contract may represent a means of hedging a Fund’s portfolio against a market advance when the Fund is not fully invested.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities.  If the futures price at expiration is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the value of the Fund’s holdings of securities.  The writing of a put option on a futures contract is analogous to the purchase of a futures contract in that it hedges against an increase in the price of securities the Fund intends to acquire.  However, the hedge is limited to the amount of premium received for writing the put.

Limitations on Purchase and Sale of Futures Contracts and Options on Futures Contracts.  Options and futures can be volatile instruments and involve certain risks.  If the Advisor applies a hedge in a Fund's portfolio at an inappropriate time or judges market movements incorrectly, options and futures strategies may lower the Fund's return.  A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its position because of an illiquid market.

In general, the Funds will not purchase or sell futures contracts or related options unless either (i) the futures contracts or options thereon are purchased for "bona fide hedging" purposes (as defined under the CFTC regulations); or (ii) if purchased for other purposes, the sum of the amounts of initial margin deposits on a Fund's existing futures and premiums required to establish non-hedging positions, less the amount by which any such options positions are "in-the-money" (as defined under CFTC regulations) would not exceed 5% of the liquidation value of the Fund's total assets.

Limitations on Use of Derivatives.  The total notional value of all of each Fund’s positions in options, futures and other instruments used for hedging is not expected to exceed the value of stocks owned by the Fund, so that the most defensive position expected by a Fund will be a “fully hedged” position in which long and short exposures are of equal size.  For purposes of these limitations, the “notional value” of a Fund’s hedge position is calculated as the sum of the notional values of short futures contracts and other non-option hedges, plus the greater of the notional value of put options owned by the Fund or call options written by the Fund.  The combination of a long put position and a short call option is counted as a single option position.  The notional value of such a position is generally equal to 100 (depending on the contract specifications) times the value of the underlying stock index, provided that no more than one of the options is “in the money” at the time the position is initiated.  Similarly, option spread and other “covered” combinations (for example, a short put option combined with a long put option) are also netted as single positions for the purposes of calculating notional value under these limitations.  Other offsetting positions in derivatives may similarly be netted and treated as a single position.

Risks of Derivative Instruments Generally.  The purchase and sale of derivative instruments, including options and futures contracts and other derivative transactions involve risks different from those involved with direct investments in securities and also require different skills from the investment manager in managing a Fund’s portfolio of investments.  While utilization of options, futures contracts and similar instruments may be advantageous to a Fund, if the investment manager is not successful in employing such instruments in managing the Fund’s investments or in predicting market changes, the Fund’s performance will be worse than if the Fund did not make such investments.  It is possible that there will be imperfect correlation, or even no correlation, between price movements of the investments being hedged and the options, futures or other instruments used.  It is also possible that a Fund may be unable to close out or liquidate its hedges during unusual periods of illiquidity in the options, futures or other markets.  In addition, each Fund will pay commissions and other costs in connection with such investments, which may increase the Fund’s expenses and reduce its investment performance.  The Funds’ current policy is to limit options and futures transactions to those described above.

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FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES.  A Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price.  In such purchase transactions, the Fund will not accrue interest on the purchased security until the actual settlement.  Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale.  When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale.  As a result, the exposure to the counterparty of the purchase or sale is increased. Although a Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, a Fund may sell such a security prior to the settlement date if the Advisor felt such action was appropriate.  In such a case, the Fund could incur a short-term gain or loss.

SHORT SALES OF SECURITIES.  A Fund may make short sales, which are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security.  To complete a short sale transaction, a Fund will borrow the security from a broker-dealer, which generally involves the payment of a premium and transaction costs.  The Fund then sells the borrowed security to a buyer in the market.  The Fund will then cover the short position by buying shares in the market either (i) at its discretion; or (ii) when called by the broker-dealer lender.  Until the security is replaced, the Fund is required to pay the broker-dealer lender any dividends or interest that accrue during the period of the loan.  In addition, the net proceeds of the short sale will be retained by the broker to the extent necessary to meet regulatory or other requirements, until the short position is closed out.

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  A Fund will realize a gain if the security declines in price between those dates.  The amount of any gain will be decreased, and the amount of any loss increased by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale.  When a Fund makes a short sale, the Fund will segregate liquid assets (such as cash, U.S. Government securities, or equity securities) on the Fund’s books and/or in a segregated account at the Fund’s custodian or broker (or an affiliate thereof) in an amount sufficient to cover the current value of the securities to be replaced as well as any dividends, interest and/or transaction costs due to the broker-dealer lender, to the extent such deposit is required by applicable law and/or the parties involved in the transaction.  In determining the amount to be segregated, any securities that have been sold short by a Fund will be marked to market daily. To the extent the market price of the security sold short increases and more assets are required to meet a Fund’s short sale obligations, additional assets will be segregated to ensure adequate coverage of the Fund’s short position obligations.

In addition, a Fund may make short sales “against the box,” i.e., when a Fund sells a security short while owning securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will hold such securities while the short sale is outstanding.  A Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

INVESTMENTS IN COMPANIES WITH BUSINESS RELATED TO COMMODITIES.  As explained under “Fundamental Restrictions” below, the Funds do not invest directly in commodities.  However, a Fund may from time to time invest in securities of companies whose business is related to commodities, or in registered investment companies or other companies that invest directly or indirectly in commodities.  For example, a Fund may invest in companies whose business is related to mining of precious or other metals (e.g., gold, silver, etc.) or registered investment companies or publicly or privately traded companies that invest in securities of mining companies and related instruments (including, without limitation, the underlying commodities).  Investments in equity securities of companies involved in mining or related precious metals industries, and the value of the investment companies and other companies that invest in precious metals and other commodities are subject to a number of risks.  For example, the prices of precious metals or other commodities can make sharp movement, up or down, in response to cyclical economic conditions, political events or the monetary policies of various countries, any of which may adversely affect the value of companies who business is related to such commodities, or the value of investment companies and other companies investing in such business or commodities.  Furthermore, such companies are subject to risks related to fluctuations of prices and perceptions of value in commodities markets generally.

LENDING OF PORTFOLIO SECURITIES.  In order to generate additional income, each Fund may lend portfolio securities in an amount up to 33% of its total assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities which the Advisor has determined are creditworthy under guidelines established by the Board. In determining whether a Fund will lend securities, the Advisor will consider all relevant facts and circumstances.  A Fund may not lend securities to any company affiliated with the Advisor.  Each loan of securities will be collateralized by cash, securities, or letters of credit.  A Fund might experience a loss if the borrower defaults on the loan.

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The borrower at all times during the loan must maintain with the Fund cash or cash equivalent collateral, or provide to the Fund an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned.  While the loan is outstanding, the borrower will pay the Fund any interest paid on the loaned securities, and the Fund may invest the cash collateral to earn additional income.  Alternatively, the Fund may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit.  It is anticipated that a Fund may share with the borrower some of the income received on the collateral for the loan or the Funds will be paid a premium for the loan.  Loans are subject to termination at the option of a Fund or the borrower at any time.  A Fund may pay reasonable administrative and custodial fees in connection with a loan, and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker.  As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

INVESTMENTS IN SWAPS AND OTHER CREDIT DERIVATIVES.  A Fund may invest in swaps and other credit derivatives such as credit default swaps (“CDSs”).  The economic return of CDSs depends upon the performance of the reference obligations and/or the reference entities.  Exposure to the credit risk of such types of assets through the purchase of CDSs presents risks in addition to those resulting from direct purchases of such types of assets as the related reference obligations.  For instance, an active market may not exist for any of the CDSs in which a Fund invests.  As a result, the Fund’s ability to maximize returns or minimize losses on such CDSs may be impaired.  In addition, a Fund will usually have a contractual relationship only with the counterparty offering the CDS and not the reference obligors on the reference obligations.  As a result, a Fund generally will have no right directly to enforce compliance by the reference obligors with the terms of the reference obligations, no rights of set-off against the reference obligors, or any voting or other rights of ownership with respect to the reference obligations.  A Fund will not directly benefit from any collateral supporting such reference obligations and will not have the benefit of the remedies that would normally be available to a holder of such reference obligations.  Even if, in the case of physically settled CDSs, a Fund obtains such rights upon delivery of the defaulted reference obligations, the Fund’s ability to “work-out” effectively the defaulted reference obligations may be significantly diminished.

CDSs also expose a Fund to counterparty risk.  In the event of the insolvency of the counterparty, the Fund will be treated as a general creditor of such counterparty and will not have any claim with respect to the reference obligations.  Consequently, the Fund will be subject to credit risk with respect to defaults by such counterparty as well as by the reference obligors.

When a Fund enters into a short unfunded CDS, upon the occurrence of a credit event, the Fund has an obligation to either deliver the defaulted reference obligation or an equivalent cash payment.  Similarly, when a Fund enters into a long unfunded CDS, upon the occurrence of a credit event, the Fund has an obligation to deliver a cash payment related to such credit event. To the extent a Fund lacks adequate funds to satisfy these delivery requirements, the Fund will be required to liquidate other Fund investments in a manner which may be inconsistent with its original investment intent and the Fund’s return may be adversely affected.

To the extent a CDS requires a Fund to settle physically the defaulted reference obligation, the Fund may be adversely affected by the purchase price of the defaulted reference obligation.  Similarly, CDS cash settlement mechanics may not accurately reflect the related credit loss and may be subject to the discretion of the party performing the calculation.  In addition, there can be losses under a CDS without a related default with respect to the referenced obligation.  This occurs when the definition of a credit event in the CDS contains events that are not truly credit related and is called credit basis risk.  Also, the size of the structured notes underlying a funded CDS in relation to the size of the reference obligation affects the severity of the losses.  In general, as the size of the structured notes decreases in relation to the size of the reference obligation, a Fund’s exposure to credit risk with respect to the CDS increases.  Finally, to the extent that a Fund’s swap positions are leveraged, any Fund losses will be magnified.

Other risks of CDSs include the cost of paying for credit protection if there are no credit events, pricing transparency when assessing the cost of a credit default swap, and the need to fund the delivery obligation (either cash or the defaulted bonds, depending on whether a Fund enters into a long or short swap, respectively).  A Fund’s position in CDSs is also subject to liquidity risk, market risk, structural risk, legal risk, and interest rate risk.

A Fund may also invest in certificates which represent an undivided interest in a pool of high yield fixed income securities (“Underlying Securities”).  Such securities pay principal and interest to the extent the Underlying Securities pay principal and interest.  A Fund may, subject to certain restrictions, optionally redeem its certificates for the related pro rata interest in the Underlying Securities.  Exposure to the credit risk of such types of assets through the purchase of such certificates presents risks in addition to those resulting from direct purchases of the Underlying Securities.  Until a Fund redeems its certificates, the Fund

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will not have a direct contractual relationship with the issuers of the Underlying Securities and will not have a right directly to enforce compliance by such issuers with the terms of the Underlying Securities, a right of set-off against such issuers, or any direct rights of ownership with respect to the Underlying Securities.  A Fund’s ability to exercise voting rights with respect to the Underlying Securities may also be limited until it redeems its certificates.  A Fund’s yield on such securities is dependent upon a number of factors, including, without limitation, the purchase price of such securities and the occurrence of any early or mandatory redemption with respect thereto.  A Fund’s investments in such certificates are also subject to prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk, and interest rate risk.

A Fund’s ability to realize a profit from swap agreement transactions will depend upon the ability of the financial institution with which the Fund enters into the transaction to meet its obligations to the Fund.  A Fund may not be able to close out its swap agreement position under certain circumstances at the same time, or at the same price, as it would if it had purchased comparable traded securities.

TEMPORARY DEFENSIVE POSITIONS.  Each Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions.  In such circumstances, each Fund may also hold up to 100% of its portfolio in cash and cash equivalent positions.  When a Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

BORROWING.  A Fund may, subject to the restrictions of the 1940 Act, borrow money from banks as a temporary measure. For example, a Fund may borrow money to meet redemption requests or for extraordinary or emergency purposes.  In the event a Fund should ever borrow money under these conditions, such borrowing could increase the Fund’s costs and thus reduce the value of the Fund’s assets.

INVESTMENT LIMITATIONS

Each Fund has adopted the following investment limitations, which cannot be changed without approval by holders of a majority of its outstanding voting shares.  A “majority” for this purpose means the lesser of (i) 67% of the Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented; or (ii) more than 50% of the Fund’s outstanding shares.  Unless otherwise indicated, percentage limitations apply at the time of purchase of the applicable securities.

FUNDAMENTAL RESTRICTIONS.  As a matter of fundamental policy, each of the Funds may not:

(1)	Issue senior securities, except as permitted by the 1940 Act;

(2)
Borrow money (including, without limitation, borrowing to meet redemptions), except to the extent permitted under the 1940 Act.  For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing;

(3)
Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with writing covered put and call options and the purchase of securities on a when-issued or forward commitment basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices;

(4)	Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws;

(5)
Make loans, provided that the Fund may lend its portfolio securities in an amount up to 33% of total Fund assets, and provided further that, for purposes of this restriction, investment in U.S. Government obligations, short-term commercial paper, certificates of deposit, bankers’ acceptances and repurchase agreements shall not be deemed to be the making of a loan;

(6)
Purchase or sell real estate or interests in real estate; provided, however, that the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate (including, without limitation, investments in REITs and mortgage-backed securities);

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(7)
Invest 25% or more of its total assets in securities of issuers in any particular industry.  For purposes of this limitation, securities of the U.S. Government (including its agencies and instrumentalities), securities of state or municipal governments and their political subdivisions and investments in other registered investment companies are not considered to be issued by members of any industry.  If a Fund invests in a revenue bond tied to a particular industry, the Fund will consider such investment to be issued by a member of the industry to which the revenue bond is tied; and

(8)	Invest in commodities, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

NON-FUNDAMENTAL RESTRICTIONS.  The following investment limitations are not fundamental and may be changed  by the Board without shareholder approval.  As a matter of non-fundamental policy, each of the Funds may not:

(1)
Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions).  For purposes of this limitation, short sales of securities and futures trades, forward contracts or similar trades requiring margin deposits or other use of a margin account are not considered purchasing securities on margin;

(2)	Make investments for the purpose of exercising control or management over a portfolio company;

(3)	Invest in securities of other registered investment companies, except as permitted under the 1940 Act;

(4)	Invest in interests in oil, gas or other mineral exploration or development programs, although the Fund may invest in the common stock of companies which invest in or sponsor such programs;

(5)	Purchase warrants if as a result the Fund would then have more than 5% of its total net assets (taken at the lower of cost or current value) invested in warrants; and

(6)	Invest more than 15% of its net assets in illiquid securities.

With respect to the “fundamental” and “non-fundamental” investment restrictions above, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase): provided, however, that the treatment of the fundamental restrictions related to borrowing money and issuing senior securities are exceptions to this general rule.

The 1940 Act presently allows a Fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33⅓% of its total assets and the Fund will, to the extent necessary, reduce its existing borrowings (within 3 days, excluding Sundays and holidays) to comply with the provisions of the 1940 Act.

PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Board, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Funds.  The Advisor shall manage each Fund’s portfolio in accordance with the terms of an Investment Advisory Agreement between the Advisor and each Fund, which is described in detail under “Management and Other Service Providers – Investment Advisor.” The Advisor serves as investment advisor for a number of client accounts, in addition to the Funds.

Brokerage Selection.  The Funds have adopted, and the Board has approved, policies and procedures relating to the direction of portfolio securities transactions to brokers.  In accordance with these policies and procedures, in selecting brokers to be used in portfolio transactions, the Advisor’s general guiding principle is to obtain the best overall execution for each trade, which is a combination of price and execution.  With respect to execution, the Advisor considers a number of factors, including, without limitation, the actual handling of the order, the ability of the broker to settle the trade promptly and accurately, the financial standing of the broker, the ability of the broker to position stock to facilitate execution, the Advisor’s past experience with similar trades and other factors that may be unique to a particular order.  Recognizing the value of these judgmental factors, the Advisor may select brokers who charge a brokerage commission that is higher than the lowest commission that might otherwise be available for any given trade.  The Advisor may not give consideration to sales of shares

16

of a Fund as a factor in selecting brokers to execute portfolio transactions.  The Advisor may, however, place portfolio transactions with brokers that promote or sell a Fund’s shares so long as such transactions are done in accordance with the policies and procedures established by the Board that are designed to ensure that the selection is consistent with the Advisor’s obligation to obtain best execution and not based upon the broker’s sales efforts.

Under Section 28(e) of the Securities Exchange Act of 1934 and the Investment Advisory Agreements, the Advisor is authorized to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and/or research services provided by the broker.  The research received by the Advisor may include, without limitation: information on the United States and other world economies; information on specific industries, groups of securities, individual companies, political and other relevant news developments affecting markets and specific securities; technical and quantitative information about markets; analysis of proxy proposals affecting specific companies; accounting and performance systems that allow the Advisor to determine and track investment results; and trading systems that allow the Advisor to interface electronically with brokerage firms, custodians and other providers.  Research is received in the form of written reports, telephone contacts, personal meetings, research seminars, software programs and access to computer databases.  In some instances, research products or services received by the Advisor may also be used by the Advisor for functions that are not research related (i.e. not related to the making of investment decisions). Where a research product or service has a mixed use, the Advisor will make a reasonable allocation according to its use and will pay for the non-research function in cash using its own funds.

The research and investment information services described above make available to the Advisor for its analysis and consideration the views and information of individuals and research staffs of other securities firms.  These services may be useful to the Advisor in connection with advisory clients other than the Funds and not all such services may be useful to the Advisor in connection with the Funds.  Although such information may be a useful supplement to the Advisor’s own investment research in rendering services to a Fund, the value of such research and services is not expected to materially reduce the expenses of the Advisor in the performance of its services under the Investment Advisory Agreements and will not reduce the management fees payable to the Advisor by the Funds.

A Fund may invest in securities traded in the over-the-counter market.  In these cases, the Fund may initiate trades through brokers on an agency basis and pay a commission in connection with the transaction.  The Fund may also effect these transactions by dealing directly with the dealers who make a market in the securities involved, in which case the costs of such transactions would involve dealer spreads rather than brokerage commissions.

During the fiscal years ended May 31, 2012, 2011 and 2010, the Managed Fund paid brokerage commissions of $1,466,561, $1,667,031 and $681,718, respectively.  The lower brokerage commissions paid by the Managed Fund during the fiscal year ended May 31, 2010 were primarily due to lower net assets during such year.  During the fiscal years ended May 31, 2012, 2011 and 2010, the Core Advantage Fund paid brokerage commissions of $91,194, $57,433 and $59,030, respectively.  The higher brokerage commissions paid by the Core Advantage Fund during the fiscal year ended May 31, 2012 were primarily due to a higher portfolio turnover rate during such year.  During the fiscal period ended May 31, 2012, the Olympus Fund and the Trilogy Fund paid brokerage commissions of $1,941 and $11,636, respectively.

Aggregated Trades.  While investment decisions for each Fund are made independently from those for any other investment companies and accounts advised or managed by the Advisor, such other advisory clients may invest in the same securities as the Funds.  To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for each Fund with those to be sold or purchased for other investment companies or accounts advised or managed by the Advisor in executing transactions. When a purchase or sale of the same security is made as part of an aggregated trade, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Advisor believes to be equitable to the participating Fund(s) and other participating investment companies or accounts.  In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by a Fund.

Portfolio Turnover.  The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period.  The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less.  Portfolio turnover of each Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment.  Portfolio turnover will not be a limiting factor in making investment decisions, and each Fund may engage in short-term trading to achieve its investment objectives.  High rates of portfolio turnover could lower performance of a Fund due to increased transaction costs and may also result in the realization of short-term capital gains taxed at ordinary income tax rates.  The

17

portfolio turnover rates of the Managed Fund for the fiscal years ended May 31, 2012, 2011 and 2010 were 1,967%, 1,018% and 944%, respectively.  The portfolio turnover rates of the Core Advantage Fund for the fiscal years ended May 31, 2012, 2011 and 2010 were 826%, 476% and 471%, respectively.  The differences in the portfolio turnover rates of each Fund during such years were primarily due to variances in the number of portfolio transactions as a result of market conditions.  The portfolio turnover rates of the Olympus Fund and the Trilogy Fund for the fiscal period ended May 31, 2012 were 21% and 0%, respectively.

DESCRIPTION OF THE TRUST

The Trust, which is a statutory trust organized under Delaware law on February 28, 2003, is an open-end management investment company.  The Trust’s Amended and Restated Agreement and Declaration of Trust (the “Trust Instrument”) authorizes the Board to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series.  The Trust currently consists of four Funds and each Fund has three classes of shares, which are referred to as “Class A shares”,  “Class C shares” and “Class I shares.”  Each class of shares represents an interest in the same assets of a Fund, has the same rights and is identical in all material respects, except that (1) the classes bear different (or no) levels of sales loads and different expenses; (2) certain class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expense of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees’ fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; and (3) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements (see below for additional information).  The number of shares of the Trust shall be unlimited.  When issued for payment as described in the Prospectus and this SAI, shares of the Funds will be fully paid and non-assessable and shall have no preemptive or conversion rights.

In the event of a liquidation or dissolution of the Trust or a Fund, shareholders of the Fund being liquidated would be entitled to receive the assets available for distribution belonging to such Fund.  Shareholders of a Fund are entitled to participate equally in the net distributable assets of the Fund upon liquidation, based on the number of shares of the Fund that are held by each shareholder.  If there are any assets, income, earnings, proceeds, funds, or payments that are not readily identifiable as belonging to any particular Fund, the Board shall allocate them among any one or more of the Funds as they, in their sole discretion, deem fair and equitable.

Shareholders of all series of the Trust, including the Funds, will vote together and not separately on a series-by-series or class-by-class basis, except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class.  The Trust has adopted a Rule 18f-3 Multi-Class Plan that contains the general characteristics of, and conditions under which the Trust may offer multiple classes of shares of each series.  Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter.  A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class.  Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series.  However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class.  Rights of shareholders cannot be modified by less than a majority vote.

Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held.  Shares of all series of the Trust have equal voting rights and liquidation rights.  Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees.  Rights of shareholders cannot be modified by less than a majority vote.  The Trust will comply with the provisions of Section 16(c) of the 1940 Act in order to facilitate communications among shareholders.

The Trustees will hold office indefinitely, except that: (i) any Trustee may resign or retire; and (ii) any Trustee may be removed: (a) any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal;

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(b) at any meeting of shareholders of the Trust by a vote of two-thirds of the outstanding shares of the Trust; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust.  In case a vacancy on the Board shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act.

The Trust Instrument provides that the Trustees will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from a Trustee’s bad faith, willful misfeasance, gross negligence, or reckless disregard of duties.  It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust.  With the exceptions stated, the Trust Instrument provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

The Trust will not hold annual shareholders’ meetings unless required by law.  There will normally be no annual meeting of shareholders in any year in which the election of Trustees by shareholders is not required by the 1940 Act.  As set forth in the Trust’s By-Laws, shareholders of the Trust have the right, under certain conditions, to call a special meeting of shareholders, including a meeting to consider removing a Trustee.

MANAGEMENT AND OTHER SERVICE PROVIDERS

The Board is responsible for the management and supervision of the Funds.  The Board approves all significant agreements between the Trust, on behalf of the Funds, and those companies that furnish services to the Funds; review performance of the Funds; and oversee the business activities of the Funds.  This section of the SAI provides information about the persons who serve as Trustees and executive officers to the Trust, as well as the entities that provide services to the Trust.

TRUSTEES AND OFFICERS.  Following are the Trustees and executive officers of the Trust, their age and address, their present position with the Trust, and their principal occupation during the past five years.  Those Trustees who are “interested persons” as defined in the 1940 Act and those Trustees who are not an “interested person” as defined in the 1940 Act (“Independent Trustees”), are identified in the table.  The address of each Trustee and executive officer of the Trust, unless otherwise indicated, is 1061 Cliff Dawson Road, Watkinsville, Georgia 30677.

Name and Age	Position(s) held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
James M. Baker (age 60)	Trustee	Since June 2003	Mr. Baker has been the President of Baker & Lassiter, Inc. (real estate development and management) since 1994.	4	Mr. Baker serves as a director of Resurgens Bank, a closely held state chartered bank.
Norman A. McLean (age 58)	Trustee	Since June 2003	Mr. McLean has been the Director of Marketing/Public Relations for St. Mary’s Health Care System (health care) since September 2005.	4	None
Ronald C. Baum (age 71)	Trustee	Since July 2011	Mr. Baum was a Managing Partner of Grant Thornton LLP (public accounting firm) from 1987 through 2002.	4	None
INTERESTED TRUSTEE*
Gregory L. Morris (age 64)	Trustee and Chairman	Since June 2007	Mr. Morris has been a portfolio manager of the Advisor and its predecessor firm (Stadion Money Management, Inc.) since November 2004 and is a member of the Advisor’s investment committee.	4	None
* Gregory L. Morris is an Interested Trustee because he is an employee of the Advisor.

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Name and Age	Position(s) held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
OTHER EXECUTIVE OFFICERS
Judson P. Doherty (age 43)	President (Principal Executive Officer)	Since June 2006
Mr. Doherty has been President of the Advisor and its predecessor firm (Stadion Money Management, Inc.) since 2007.  He was Chief Financial Officer of Stadion Money Management, Inc. from 2001 until 2011 and Chief Compliance Officer of Stadion Money Management, Inc. and the Trust from 2004 to 2010.  He is also a member of the Advisor’s investment committee.
				n/a	None
Timothy A. Chapman (age 52)	Treasurer (Principal Financial Officer)	Since June 2006
Mr. Chapman has been Chairman of the Board and Chief Executive Officer of the Advisor and its predecessor firm (Stadion Money Management, Inc.) since 1993.  He is also a member of the Advisor’s investment committee.
				n/a	None
Michael D. Isaac (age 36)	Chief Compliance Officer	Since April 2010
Mr. Isaac has been the Chief Compliance Officer of the Advisor and its predecessor firm (Stadion Money Management, Inc.) since 2010.  Previously, he was Chief Compliance Officer of J.P. Turner & Company LLC (a broker/dealer) from 2006 to 2010.
				n/a	None
Robert G. Dorsey (age 55 ) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Vice President	Since May 2007
Mr. Dorsey has been the Managing Director of Ultimus Fund Solutions, LLC, the Trust’s transfer agent and administrator, and Ultimus Fund Distributors, LLC, the Trust’s principal underwriter since 2000.
				n/a	None
Tina H. Bloom (age 44) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Secretary	Since April 2011
Ms. Bloom is a Director of Fund Administration of Ultimus Fund Solutions, LLC and Vice President of Ultimus Fund Distributors, LLC and has been an officer of both companies since July 2006.  She was Assistant Secretary of the Trust from 2007 to 2011.
				n/a	None

Board Structure

The Trust’s Board includes three Independent Trustees and one Interested Trustee, Mr. Morris, who is Chairman of the Board. The Board has not appointed an Independent Trustee to serve as lead Independent Trustee because, among other things, the Board’s current and historical small size and the small number of Funds in the Trust permit Trust management to communicate with each independent Trustee as and when needed, and permit each Independent Trustee to be involved in each committee of the Board (each a “Committee”) as well as each Board function.  The Board may consider appointing an independent Chairman or a lead Independent Trustee in the future, particularly if the Board’s size or the Trust’s complexity materially increases.

With respect to risk oversight, the Board holds four regular meetings each year to consider and address matters involving the Trust and its Funds. During these meetings, the Board receives reports from Trust management, the Funds’ administrator, transfer agent and distributor, and the Trust’s Chief Compliance Officer (the “CCO”), on regular quarterly items and, where appropriate and as needed, on specific issues.  As part of its oversight function, the Board also may hold special meetings or communicate directly with Trust management or the CCO to address matters arising between regular meetings. The Board has established a committee structure that includes an Audit Committee, Nominating Committee and a Proxy Voting Committee (discussed in more detail below). Each Committee is comprised entirely of Independent Trustees. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

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Qualification of Trustees

The Board has considered each Trustee's experience, qualifications, attributes and skills in light of the Board’s function and the Trust’s business and structure, and has determined that each Trustee possesses experience, qualifications, attributes and skills that enable the Trustee to be an effective member of the Board.  In this regard, the Board has considered the following specific experience, qualifications, attributes and/or skills for each Trustee:

Mr. Morris has experience as an investor, including his roles as portfolio manager of the Advisor (and its predecessor), and, previously, as a trustee, vice president and treasurer of another investment company.  Mr. Baker has business experience as president of a real estate development company and asset management company, and board and business experience as a director of a state chartered bank.  In addition, he has served on a number of other boards and advisory committees.  Mr. McLean has business experience as a director of marketing and public relations for a health care system, and previously as an associate director for marketing of a state university athletic association.  Mr.  Baum has business and accounting experience as a managing partner of a public accounting firm.

The Board has determined that each of the Trustees’ careers and background, combined with their interpersonal skills and general understanding of financial and other matters, enable the Trustees to effectively participate in and contribute to the Board’s functions and oversight of the Trust.  References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof.

Trustee Standing Committees.  The Board has established the following standing committees:

Audit Committee:  The Independent Trustees are the current members of the Audit Committee.  The Audit Committee oversees the Funds’ accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds’ financial statements, and interacts with the Funds’ independent auditors on behalf of the Board.  The Audit Committee also serves in the role of the Trust’s qualified legal compliance committee and, as such, receives, investigates and makes recommendations as to appropriate remedial action in connection with, any report of evidence of a material violation of securities laws or breach of fiduciary duty or similar violation by the Trust, its officers, trustees or agents.  The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary.  The Audit Committee met one time during the Funds’ last fiscal year

Nominating Committee:  The Independent Trustees are the current members of the Nominating Committee.  The Nominating Committee nominates, selects, and appoints Independent Trustees to fill vacancies on the Board and to stand for election at appropriate meetings of the shareholders of the Trust.  The Nominating Committee meets only as necessary and did not meet during the Funds’ last fiscal year.  The Nominating Committee generally will not consider nominees recommended by shareholders of the Trust.

Proxy Voting Committee:  The Independent Trustees are the current members of the Proxy Voting Committee.  The Proxy Voting Committee will determine how a Fund should cast its vote, if called upon by the Board or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interests of a Fund’s shareholders, on the one hand, and those of the Advisor, principal underwriter or an affiliated person of the Funds, the Advisor, or principal underwriter, on the other hand.  The Proxy Voting Committee will review the Trust’s Proxy Voting and Disclosure Policy and recommend any changes to the Board as it deems necessary or advisable.  The Proxy Voting Committee will also decide if a Fund should participate in a class action settlement, if called upon by the Advisor, in cases where a class action settlement with respect to which a Fund is eligible to participate presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Advisor, on the other hand.  The Proxy Voting Committee meets only as necessary and did not meet during the Funds’ last fiscal year.

Beneficial Ownership of Shares of the Funds.  The table below shows, for each Trustee, the value of shares of the Funds beneficially owned, and the aggregate value of investments in shares of all funds in the Fund complex, as of December 31, 2011, and stated as one of the following ranges:  A = None; B = $1–$10,000; C = $10,001–$50,000; D = $50,001–$100,000; and E = over $100,000.

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Name of Trustee	Fund*	Dollar Range of Shares of each Fund Owned by Trustee	Aggregate Dollar Range of Shares of All Funds in Fund Complex Overseen by Trustee
INDEPENDENT TRUSTEES
James M. Baker	Managed Fund	E
	Core Advantage Fund	B
	Olympus Fund	A
	Trilogy Fund	A
E
Norman A. McLean	Managed Fund	C
	Core Advantage Fund	B
	Olympus Fund	A
	Trilogy Fund	A
C
Ronald C. Baum	Managed Fund	B
	Core Advantage Fund	B
	Olympus Fund	A
	Trilogy Fund	A
B
INTERESTED TRUSTEE
Gregory L. Morris	Managed Fund	E
	Core Advantage Fund	B
	Olympus Fund	A
	Trilogy Fund	A
E

*The Olympus Fund and Trilogy Fund are newly organized and did not exist as of December 31, 2011.

Ownership In Fund Affiliates.  As of December 31, 2011, none of the Independent Trustees, nor members of their immediate families, owned, beneficially or of record, securities of the Advisor, the Funds’ principal underwriter or any affiliate of the Advisor or the principal underwriter.

Compensation.  Officers of the Trust and the Trustees who are interested persons of the Trust or the Advisor receive no salary from the Trust.  The Independent Trustees receive an annual retainer of $5,000 and a fee of $1,250 per Fund for each Board meeting attended in person or by telephone.   Half of the fees received by the Independent Trustees are invested in shares of the Funds on the date they are received.  The Funds reimburse each Trustee and officer of the Trust for his or her travel and other expenses relating to attendance at Board or committee meetings. The table below reflects the amount of compensation received by each Trustee during the fiscal year ended May 31, 2012.

Name of Trustee	Aggregate Compensation From the Funds	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Funds and Fund Complex Paid to Trustees
INDEPENDENT TRUSTEES
James M. Baker	$20,000	None	None	$20,000
Norman A. McLean	$20,000	None	None	$20,000
Ronald C. Baum*	$20,000	None	None	$20,000
INTERESTED TRUSTEE
Gregory L. Morris	None	None	None	None

*Mr. Baum did not begin to serve on the Board until July 2011.

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CODES OF ETHICS.  The Trust, the Advisor and the Funds’ principal underwriter have each adopted a code of ethics, as required by Rule 17j-1 under the 1940 Act, that is designed to prevent personnel of the Trust, the Advisor and the Funds’ principal underwriter subject to the codes from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds (which securities may also be held by persons subject to the codes).  The codes of ethics permit personnel of the Trust, the Advisor and the principal underwriter subject to the codes to invest in securities, including securities that may be purchased or held by the Funds, subject to certain restrictions and pre-approval requirements.  In addition, the codes of ethics of the Trust, the Advisor and the principal underwriter require that access persons of such entities report their personal securities transactions and holdings, which are reviewed for compliance with the code of ethics.

ANTI-MONEY LAUNDERING PROGRAM.  The Trust has adopted an anti-money laundering (“AML”) program, as required by applicable law, that is designed to prevent the Funds from being used for money laundering or the financing of terrorist activities.  The Trust’s AML Compliance Officer is responsible for implementing and monitoring the operations and internal controls of the program.  Compliance officers at certain of the Funds’ service providers are also responsible for monitoring aspects of the AML program.  The AML program is subject to the continuing oversight of the Board.

PROXY VOTING POLICIES.  The Trust has adopted a proxy voting and disclosure policy that delegates to the Advisor the authority to vote proxies for the Funds, subject to oversight of the Board.  Copies of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Proxy Voting and Disclosure Policy are included as Appendix B to this SAI.

No later than August 31 of each year, the Trust files Form N-PX with the SEC.  Form N-PX states how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30.  Each Fund’s proxy voting records, as set forth in its most recent Form N-PX filing, are available upon request, without charge, by calling the Fund at 1-866-383-7636.  This information is also available on the SEC’s website at http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF VOTING SECURITIES.  As of September 12, 2012, the Trustees and officers of the Trust as a group owned beneficially (i.e., had direct or indirect voting and/or investment power) 2.64% of the then outstanding shares of the Managed Fund, 1.10% of the then outstanding shares of the Trilogy Fund and less than 1% of the then outstanding shares of the Core Advantage Fund and the Olympus Fund.  As of the same date, the following shareholders owned of record more than 5% of the outstanding shares of beneficial interest of a Fund or Class of shares of a Fund:

Name and Address of Record Owner	Amount and Nature of Ownership	Percentage Ownership
Managed Fund – Class A Shares
UBS FBO Customer Accounts 1000 Harbor Boulevard, 5th Floor Weehawken, New Jersey 07086	Record Owner of 4,274,873 shares	10.73%
LPL Financial FBO Customer Accounts 9785 Towne Centre Drive San Diego, California 92121	Record Owner of 2,640,081 shares	6.62%
Managed Fund Class I
National Financial Services LLC Omnibus Account 1555 North Rivercenter Drive, Suite 302 Milwaukee, Wisconsin 53212	Record Owner of 1,302,131 shares	11.31%
LPL Financial FBO Customer Accounts 9785 Towne Centre Drive San Diego, California 92121	Record Owner of 939,911 shares	8.16%
Core Advantage Fund Class I
George G. Hinkle Revocable Trust 3200 Duval Street Austin, Texas 78705	Record Owner of 20,618 shares	7.82%
LPL Financial FBO Customer Accounts 9785 Towne Centre Drive San Diego, California 92121	Record Owner of 37,830 shares	14.35%

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Olympus Fund Class C
Timothy A. Chapman 1061 Cliff Dawson Road Watkinsville, Georgia 30677	Record Owner of 100 shares	5.15%
National Financial Services LLC FBO A Customer Account 4494 Warwick Circle Grand Blanc, Michigan 48439	Record Owner of 823 shares	42.36%*
William C. Grosche 2125 W. Bowler Street Chicago, IL 60612	Record Owner of 934 shares	48.09%*
Olympus Fund Class I
LPL Financial FBO Customer Accounts 9785 Towne Centre Drive San Diego, California 92121	Record Owner of 77,610 shares	98.87%*
Trilogy Fund Class C
National Financial Services LLC FBO A Customer Account 7230 Jubert Lane Corcoran, Minnesota 55340	Record Owner of 9,728 shares	6.81%
LPL Financial FBO Customer Accounts 9785 Towne Centre Drive San Diego, California 92121	Record Owner of 21,828 shares	15.28%
National Financial Services LLC FBO A Customer Account 2316 Archers Lane Hopkins, Minnesota 55331	Record Owner of 9,690 shares	6.78%
LPL Financial FBO A Customer Account 9785 Towne Centre Drive San Diego, California 92121	Record Owner of 8.996 shares	6.30%
LPL Financial FBO A Customer Account 9785 Towne Centre Drive San Diego, California 92121	Record Owner of 9,699 shares	6.79%
LPL Financial FBO A Customer Account 9785 Towne Centre Drive San Diego, California 92121	Record Owner of 9,001 shares	6.30%
Trilogy Fund Class I
National Financial Services LLC FBO A Customer Account 10790 Rushden Court Powell, Ohio 43065	Record Owner of 9,816 shares	5.53%
National Financial Services LLC FBO A Customer Account 1855 East 28th Street Minneapolis, Minnesota 55407	Record Owner of 48,733 shares	27.44%*
National Financial Services LLC FBO A Customer Account 4575 Merrywood Lane Minnetrista, Minnesota 55331	Record Owner of 48,709 shares	27.43%*
LPL Financial FBO Customer Accounts 9785 Towne Centre Drive San Diego, California 92121	Record Owner of 63,430 shares	35.71%*

* May be deemed to control a Fund or Class through the beneficial ownership of more than 25% of the outstanding shares of such Fund or Class.

INVESTMENT ADVISOR.  Information about the Advisor, Stadion Money Management, LLC, 1061 Cliff Dawson Road, Watkinsville, Georgia 30677, and its duties and compensation as Advisor is described in the Prospectus.  The Advisor, organized as a Delaware limited liability company, is controlled by certain investment entities controlled and managed by TA Associates, Inc. (“TA”).  A change in control of the Advisor occurred on June 30, 2011 upon completion of a transaction with TA whereby certain investment entities controlled and managed by TA acquired in the aggregate, a 54.4% interest in the

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Advisor.  Prior to June 30, 2011, the Advisor was controlled by Timothy A. Chapman, majority shareholder of the member then controlling the Advisor, Stadion Money Management, Inc. (“Stadion Inc.”).  Prior to April 12, 2011, Stadion Inc. had been the investment adviser of the Core Advantage Fund and the Managed Fund since their inception.  Stadion Inc. transferred to the Advisor substantially all of its investment advisory business, including its investment advisory agreements with the Funds, in a transfer not considered an “assignment” under the 1940 Act before the Advisor commenced management of the Core Advantage Fund and the Managed Fund on April 12, 2011.  Mr. Chapman is a co-founder of Stadion Inc. and was also a co-founder and Vice President of MurphyMorris Money Management Co., a former investment advisory firm and affiliate of the Advisor that managed the MurphyMorris ETF Fund, a mutual fund that merged with and into the Core Advantage Fund in June 2005.

The Advisor supervises each Fund’s investments pursuant to an Investment Advisory Agreement.  The Investment Advisory Agreement for the Managed Fund and Core Advantage Fund is effective until June 30, 2013 and the Investment Advisory Agreement for the Olympus Fund and the Trilogy Fund is effective until April 1, 2014.  Each Fund’s Investment Advisory Agreement will remain in effect thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board or by vote of a majority of a Fund’s outstanding voting securities, provided the continuance is also approved by a majority of the Independent Trustees.  Each Fund’s Investment Advisory Agreement is terminable without penalty on 60 days’ notice by the Board or by vote of a majority of the outstanding voting securities of the Fund.  Each Investment Advisory Agreement provides that it will terminate automatically in the event of its “assignment,” as such term is defined in the 1940 Act.

The Advisor manages each Fund’s investments in accordance with the stated investment objective and policies of that Fund, subject to the oversight of the Board.  The Advisor is responsible for investment decisions, and provides each Fund with portfolio managers to execute purchases and sales of securities.

Under each Investment Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which the Investment Advisory Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services; or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties; or from the reckless disregard of its duties and obligations under the Investment Advisory Agreement.

The Advisor receives a monthly advisory fee from each Fund equal to an annual rate of 1.25% of the Fund’s average daily net assets up to $150 million and 1.00% of such assets over $150 million.  In addition, the Advisor has entered into an Expense Limitation Agreement on behalf of each Fund, under which the Advisor has agreed to waive or reduce its fees and to assume other expenses of the Funds, if necessary, in an amount that limits annual operating expenses (exclusive of interest, taxes, brokerage commissions, extraordinary expenses, payments, if any, under the Rule 12b-1 Plan and Acquired Fund Fees and Expenses) to not more than 1.70% of each Fund’s average daily net assets until October 1, 2013.  As a result, each Fund’s “Net Annual Fund Operating Expenses” (excluding 12b-1 fees, interest, taxes, brokerage commissions, extraordinary expenses and Acquired Fund Fees and Expenses) will be limited, until at least October 1, 2013, to 1.95% of average daily net assets allocable to Class A shares, 2.70% of such assets allocable to Class C shares and 1.70% of average daily net assets allocable to Class I shares.  It is expected that the Expense Limitation Agreements will continue from year-to-year provided such continuance is approved by the Board.

For the fiscal years ended May 31, 2012, 2011 and 2010, the Advisor received advisory fees from the Managed Fund of $10,575,486, $10,320,148 and $3,240,399, respectively.  For the fiscal years ended May 31, 2012, 2011 and 2010, the Advisor received advisory fees from the Core Advantage Fund of $613,656, (which was net of fee waivers and expense reimbursements in the amount of $66,001), $563,062 (which was net of expense reimbursements in the amount of $68,619) and $406,283 (which was net of fee waivers in the amount of $42,175), respectively.  For the fiscal period ended May 31, 2012, the Olympus Fund accrued advisory fees of $8,177, however, in order to limit the Fund’s operating expenses, the Advisor waived its entire fee and reimbursed the Fund $18,023 in other expenses.  For the fiscal period ended May 31, 2012, the Advisor received advisory fees from the Trilogy Fund of $33,756 (which was net of fee waivers and expense reimbursements in the amount of $14,351).

The Chief Compliance Officer of the Trust is an employee of the Advisor.  The Funds reimburse the Advisor $82,500 annually for the services provided by the Chief Compliance Officer, with each Fund paying a proportionate share of the fee based upon an allocation approved by the Board.

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PORTFOLIO MANAGERS. A management team consisting of Timothy A. Chapman, Judson P. Doherty, Gregory L. Morris and Brad A. Thompson is responsible for the day-to-day management of the portfolio for the Managed Fund, Core Advantage Fund and Olympus Fund.   A management team consisting of Brad A. Thompson, Jonathan W. Weaver and David C. Pursell is responsible for the day-to-day management of the portfolio for the Trilogy Fund.

Compensation.  Compensation and financial arrangements with the Advisor’s portfolio managers is intended to be competitive and reflective of the general success of the Advisor as a firm, as well as the general success of the Funds.  Portfolio managers are compensated based on a fixed annual salary, bonuses, which may be based on factors such as the Advisor’s profitability, assets in strategies, portfolio manager performance, and other factors that may contribute to the Advisor’s revenues and distributable profits, and may include an equity or other profit-sharing component.  In this regard, compensation may include a variety of components, and may vary among portfolio managers in terms of emphasis and criteria.

•	Base Salary: Each portfolio manager receives a base salary.

•
Discretionary Incentive Compensation:  Portfolio managers may receive discretionary incentive compensation related to assets under management or similar considerations, and for performance-based evaluations by the Advisor’s management.  The Advisor also may consider a portfolio manager’s contributions to the firm and success of accounts (including the Funds) managed by the portfolio manager.

•
Additional Incentive Compensation:  Portfolio managers may be eligible to receive additional revenue or sales-based compensation tied to achievement of asset management and assets-under-management goals determined by the Advisor from time to time.  These may relate to the Advisor’s asset management achievements or assets under management in general, or may relate to specific accounts (including the Funds) managed by a portfolio manager.

•
Equity Incentives:  The Advisor may reward portfolio managers with additional remuneration based on the Advisor’s profitability in accordance with the terms of an Equity Incentive Plan or individual agreements where the portfolio manager is eligible to receive equity participation (including profit distribution rights related thereto) in the Advisor.

•
Profit Pool and Senior Management Arrangements: Portfolio managers that reach certain levels of managerial responsibility or success with and for the Advisor will be eligible to participate in a profit pool, and may also receive a senior management-level compensation package, which may include any or all of the foregoing compensation arrangements.

Ownership of Fund Shares.  The table below shows the amount of Fund shares beneficially owned by each portfolio manager as of May 31, 2012, stated as one of the following ranges: A = None; B = $1–$10,000; C = $10,001–$50,000; D = $50,001–$100,000; E = $100,001–$500,000; F = $500,001–$1,000,000; and G = over $1,000,000.

Name of Portfolio Manager	Name of Fund	Dollar Range of Fund Shares Owned	Aggregate Dollar Range of Shares of All Funds Owned
Timothy A. Chapman	Managed Fund	F
	Core Advantage Fund	C
	Olympus Fund	C
F
Judson P. Doherty	Managed Fund	E
	Core Advantage Fund	E
	Olympus Fund	C
F
Gregory L. Morris	Managed Fund	F
	Core Advantage Fund	B
	Olympus Fund	A
F

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Name of Portfolio Manager	Name of Fund	Dollar Range of Fund Shares Owned	Aggregate Dollar Range of Shares of All Funds Owned
Brad A. Thompson	Managed Fund	C
	Core Advantage Fund	C
	Olympus Fund	C
	Trilogy Fund	C
E
Jonathan W. Weaver	Trilogy Fund	A
A
David C. Pursell	Trilogy Fund	A
A

Other Accounts.  In addition to the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts.  The table below shows the number of, and total assets in, such other accounts as of May 31, 2012. None of these accounts has an advisory fee based on the performance of the account.

Name of Portfolio Manager	Type of Accounts	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed
Timothy A. Chapman	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	1 55 108,100	$5 million $1,570 million $2,855 million
Judson P. Doherty	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	1 55 108,100	$5 million $1,570 million $2,855 million
Gregory L. Morris	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	1 55 108,100	$5 million $1,570 million $2,855 million
Brad A. Thompson	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	1 55 108,100	$5 million $1,570 million $2,855 million
Jonathan W. Weaver	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	1 0 5	$5 million 0 $10.6 million
David C. Pursell	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	1 0 5	$5 million 0 $10.6 million

Conflicts of Interests.  The portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of the Funds’ investments, on the one hand, and the investments of the other accounts, on the other.  These other accounts include separately managed private clients, discretionary 401(k) accounts and other pooled investment vehicles (the “Other Accounts”).  The Other Accounts might have similar investment objectives as the Funds, be compared to the same index as the Funds, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Funds.

•
Knowledge of the Timing and Size of Fund Trades:  A potential conflict of interest may arise as a result of the portfolio managers’ day-to-day management of the Funds.  The portfolio managers know the size and timing of trades for the Funds and the Other Accounts, and may be able to predict the market impact of Fund trades.  It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Funds, or vice versa.

•
Investment Opportunities:  The Advisor provides investment supervisory services for a number of investment products that have varying investment guidelines.  The same portfolio management team works across all investment products.  Differences in the compensation structures of the Advisor’s investment products may give rise to a conflict of interest by creating an incentive for the Advisor to allocate the investment opportunities it believes might be the most profitable to the client accounts where it might benefit the most from the investment gains.

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ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT.  Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Administrator, Fund Accountant and Transfer Agent to the Funds pursuant to an Administration Agreement, a Fund Accounting Agreement and a Transfer Agent and Shareholder Services Agreement (the “Service Agreements”).

As Administrator, Ultimus assists in supervising all operations of the Funds (other than those performed by the Advisor under the Advisory Agreement).  Ultimus has agreed to perform or arrange for the performance of the following services (under the Service Agreements, Ultimus may delegate all or any part of its responsibilities thereunder):

--	prepare and assemble reports required to be sent to the Funds’ shareholders and arrange for the printing and dissemination of such reports;
--	assemble reports required to be filed with the SEC and file such completed reports with the SEC;
--	arrange for the dissemination to shareholders of the Funds’ proxy materials and oversee the tabulation of proxies;
--	file the Funds’ federal income and excise tax returns and the Funds’ state and local tax returns;
--	assist in monitoring compliance of each of the Funds’ operations with the 1940 Act and with its investment policies and limitations; and
--	make such reports and recommendations to the Board as the Board reasonably requests or deems appropriate.

As Fund Accountant, Ultimus maintains the accounting books and records for the Funds, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts.  Ultimus also maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Funds, including calculation of the net asset value per share, calculation of the dividend and capital gain distributions, reconciles cash movements with the Custodian, verifies and reconciles with the Custodian all daily trade activities; provides certain reports; obtains prices used in determining net asset value; and prepares interim balance sheets, statements of income and expense, and statements of changes in net assets for the Funds.

As Transfer Agent, Ultimus performs the following services in connection with the Funds’ shareholders:  maintains records for each of the Funds’ shareholders of record; processes shareholder purchase and redemption orders; processes dividend payments and reinvestments; and assists in the mailing of shareholder reports and proxy solicitation materials.

Ultimus receives fees from each Fund for its services as Administrator, Fund Accountant and Transfer Agent, and is reimbursed for certain expenses assumed pursuant to the Service Agreements.  The fee payable to Ultimus as Administrator is calculated daily and paid monthly, at the annual rate of 0.075% of the average daily net assets of each Fund up to $500 million; 0.05% of such assets from $500 million to $2 billion; 0.04% of such assets from $2 billion to $3 billion; 0.03% of such assets from $3 billion to $5 billion; and 0.025% of such assets in excess of $5 billion; subject, however, to a minimum fee with respect to each Fund of $3,000 per month. Prior to April 1, 2011, the fee payable to Ultimus as Administrator was  at the annual rate of 0.15% of the average daily net assets of each Fund up to $25 million; 0.125% of such assets between $25 million and $50 million; 0.10% of such assets between $50 million and $250 million; 0.075% of such assets between $250 million and $500 million; and 0.05% of such assets over $500 million; subject, however, to a minimum fee with respect to each Fund of $2,000 per month. The fee payable by each Fund to Ultimus as Fund Accountant is $2,500 per month for a Fund with one class of shares, $3,000 per month for a Fund with two classes of shares and $3,500 a month for a Fund with three classes of shares; plus an asset based fee at the annual rate of 0.01% of the Fund’s average daily net assets up to $500 million and 0.005% of such assets over $500 million.  The fee payable by each Fund to Ultimus as Transfer Agent is at the annual rate of $18 per shareholder account, subject to a minimum fee with respect to each Fund or share class of $1,500 per month.  This monthly fee is reduced to $1,000 for a Fund or share class with less than 25 shareholder accounts.

For its services to the Managed Fund during the fiscal year ended May 31, 2012, Ultimus received $634,871 in administration fees, $118,011 in fund accounting fees and $646,005 in transfer agent fees.  For its services to the Core Advantage Fund during the fiscal year ended May 31, 2012, Ultimus received $40,799 in administration fees, $47,498 in fund accounting fees and $57,341 in transfer agent fees.  For its services to the Olympus Fund during the fiscal period ended May 31, 2012, Ultimus received $6,000 in administration fees, $7,101 in fund accounting fees and $6,500 in transfer agent fees.  For its services to the Trilogy Fund during the fiscal period ended May 31, 2012, Ultimus received $6,000 in administration fees, $7,411 in fund accounting fees and $6,800 in transfer agent fees.

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For its services to the Managed Fund during the fiscal year ended May 31, 2011, Ultimus received $692,141 in administration fees, $116,945 in fund accounting fees and $541,177 in transfer agent fees.  For its services to the Core Advantage Fund during the fiscal year ended May 31, 2011, Ultimus received $63,223 in administration fees, $47,006 in fund accounting fees and $51,954 in transfer agent fees.

For its services to the Managed Fund during the fiscal year ended May 31, 2010, Ultimus received $289,507 in administration fees, $62,692 in fund accounting fees and $143,629 in transfer agent fees.  For its services to the Core Advantage Fund during the fiscal year ended May 31, 2010, Ultimus received $51,163 in administration fees, $37,587 in fund accounting fees and $28,774 in transfer agent fees.

DISTRIBUTOR.  Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the exclusive agent for distribution of shares of the Funds, pursuant to a Distribution Agreement with the Trust.  The Distributor may sell shares of the Funds directly or to or through qualified securities dealers or other approved entities, including, without limitation, sub-distributors, fund supermarkets, wholesalers and other marketing and distribution outlets.  The Distributor is obligated to sell shares of the Funds on a best efforts basis only against purchase orders for the shares.  Shares of the Funds are offered to the public on a continuous basis.  The Distributor is an affiliate of Ultimus, and Robert G. Dorsey and Mark J. Seger are each Managing Directors of the Distributor and officers of the Trust.  The Distributor is a broker-dealer registered with the SEC and a member in good standing of FINRA and maintains, at its own expense, its qualification as a broker-dealer under all applicable federal or state laws in those states which the Funds shall from time to time offer their shares for sale, in order that state registrations may be maintained for the Funds.  The Distribution Agreement may be terminated by either party upon 60 days’ prior written notice to the other party.  Under the Distribution Agreement, the Distributor is paid $6,000 per annum by the Trust for its services.  In addition, during the fiscal period ended May 31, 2012, the Distributor earned underwriting fees of $114,508, $9,309, $35 and $5 on the sale of Class A shares of the Managed Fund, Core Advantage Fund, Olympus Fund and Trilogy Fund, respectively.

CUSTODIAN.  US Bank N.A. (the “Custodian”), 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian for the Funds’ assets.  The Custodian acts as the depository for the Funds, safekeeps their portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Funds’ request and maintains records in connection with its duties as Custodian.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The Board has selected the firm of BBD, LLP, 1835 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, to serve as the independent registered public accounting firm for the Funds for the current fiscal year and to audit the annual financial statements of the Funds, prepare the Funds’ federal, state and excise tax returns, and consult with the Funds on matters of accounting and federal and state income taxation. Such firm will audit the financial statements of the Funds at least once each year.  A copy of the most recent Annual Report will accompany this SAI whenever a shareholder or a prospective investor requests it.

LEGAL COUNSEL.  Kilpatrick Townsend & Stockton LLP, 1001 West Fourth Street, Winston-Salem, North Carolina 27101, serves as legal counsel to the Trust and the Funds.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Reference is made to “Investing in the Funds” in the Prospectus for more information concerning how to purchase and redeem shares.  The following information supplements the information regarding share purchases and share redemptions in the Prospectus:

PURCHASES.  Shares of the Funds are offered and sold on a continuous basis.  The purchase price of shares of each Fund is the net asset value next determined after the order is received in proper form (plus any applicable sales charge).  Net asset value is normally determined as of the time regular trading closes on the New York Stock Exchange (“NYSE”) on days that the NYSE is open for regular trading (currently 4:00 p.m. Eastern Time, Monday through Friday, except when the NYSE closes earlier), as described under “Net Asset Value” below.  Each Fund’s net asset value is not calculated on business holidays when the NYSE is closed.  An order received prior to the time regular trading closes on the NYSE will be executed at the price computed on the date of receipt and an order received after the time regular trading closes on the NYSE will be executed at the price computed on the next business day.

Each Fund reserves the right in its sole discretion:  (i) to suspend the offering of its shares; (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders; and (iii) to reduce or waive the

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minimum for initial and subsequent investments in the Advisor’s sole discretion (including circumstances where certain economies can be achieved in sales of Fund shares).

Sales Charges – Class A Shares.  The public offering price of Class A shares of the Funds is equal to the Fund’s net asset value plus a sales charge as shown below.  The Distributor receives this sales charge and may reallow it in an amount shown in the table below.

Amount of Transaction At Public Offering Price	Sales Charge As % of Public Offering Price	Sales Charge As % of Net Amount Invested	Dealer Reallowance As % of Public Offering Price
Less than $25,000	5.75%	6.10%	5.25%
$25,000 but less than $50,000	5.00%	5.26%	4.50%
$50,000 but less than $100,000	4.50%	4.71%	4.00%
$100,000 but less than $250,000	3.50%	3.63%	3.00%
$250,000 but less than $500,000	2.50%	2.56%	2.25%
$500,000 but less than $750,000	2.00%	2.04%	1.75%
$750,000 but less than $1,000,000	1.50%	1.52%	1.30%
$1,000,000 or more (1)	None	None	None

(1) In the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge), a 1.00% contingent deferred sales charge (load) (“CDSC”) may be assessed on shares redeemed within 18 months of purchase.  The CDSC is used to reimburse the Advisor for paying broker-dealers a sales commission up to a total of 1.00% of the purchase price of your investment in connection with your purchase.

CDSC – Class C Shares.  A 1.00% CDSC will be assessed on shares purchased on or after October 1, 2012 and redeemed within 12 months of purchase.  The CDSC is used to reimburse the Advisor for paying broker-dealers a sales commission of 1.00% of the purchase price of your investment in connection with your purchase.

Arrangements with Dealers.  From time to time dealers who receive reallowances from the Distributor may reallow all or a portion of such broker-dealer discounts and brokerage commissions to other broker-dealers.  Pursuant to the terms of the Distribution Agreement, the sales charge payable to the Distributor and the broker-dealer reallowances may be suspended, terminated, or amended.

The broker-dealer reallowances and sales charges schedule above applies to all dealers who have agreements with the Distributor. Additionally, broker-dealers who initiate and are responsible for the purchase of Class A shares of $1 million or more or Class C shares may be paid a commission of up to 1.00% by the Advisor and will be entitled to receive 12b-1 fees after the shares have been held for one year.  Additional compensation may be provided to broker-dealers in connection with sales of shares of the Funds.  Compensation may include, without limitation, financial assistance to broker-dealers in connection with conferences, sales, or training programs for their employees, seminars for the public, advertising campaigns regarding the Funds, and/or other dealer-sponsored special events.  In some instances, this compensation may be made available only to certain broker-dealers whose representatives have sold or are expected to sell a significant amount of such shares.  Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature.  Broker-dealers may not use sales of a Fund’s shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory organization, such as FINRA.

The Trust, the Advisor and the Distributor have also entered into a Wholesale Marketing Agreement (the “Wholesale Marketing Agreement”) with Mutual of Omaha Investor Services, Inc. (“MOIS”) pursuant to which MOIS may receive compensation from the Trust or from the Advisor (from the Advisor’s own resources), and a portion of sales charges on sales of Class A shares of the Funds, for, among other things, identifying, referring and/or introducing broker-dealers who may enter into Dealer Agreements or otherwise sell shares of the Funds.  MOIS has also entered into a Dealer Agreement with the Distributor, pursuant to which MOIS may sell shares of the Funds directly.  Therefore, it is possible that MOIS may receive compensation for both wholesale and direct sales of shares of the Funds including, without limitation, compensation with respect to the same

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sale of shares where MOIS provides wholesaling, direct selling and related services through the Wholesale Marketing Agreement and a Dealer Agreement in connection with a single transaction.

Reduced Sales Charges – Class A Shares

Purchases by Related Parties.  Reductions in front-end sales charges for Class A shares of the Funds apply to purchases by a single “person,” including an individual, members of a family unit consisting of a husband, wife, and children under the age of 21 purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust or estate.

Concurrent Purchases.  For purposes of qualifying for a lower front-end sales charge, investors have the privilege of combining concurrent purchases of Class A shares of a Fund with Class A shares of any other series of the Trust affiliated with the Advisor and sold with a similar or higher sales charge.  For example, if a shareholder concurrently purchases Class A shares of the Managed Fund at the total public offering price of $50,000 and purchases Class A shares of the Core Advantage Fund at the total public offering price of $50,000, the sales charge would be that applicable to a $100,000 purchase as shown in the table above.  This privilege may be modified or eliminated at any time or from time to time by the Trust without notice thereof.

Rights of Accumulation.  Pursuant to the right of accumulation, investors are permitted to purchase Class A shares of the Funds at the public offering price applicable to the total of (a) the total public offering price of the Class A shares of the Fund then being purchased, including any concurrent purchases of Class A shares as described above, plus (b) an amount equal to the then current net asset value of the purchaser’s combined holdings of Class A shares of a Fund and Class A shares of any other series of the Trust that is sold with a similar or higher sales charge.  To receive the applicable public offering price pursuant to the right of accumulation, investors must, at the time of purchase, provide sufficient information to permit confirmation of their qualification, and confirmation of the purchase is subject to such verification.  This right of accumulation may be modified or eliminated at any time or from time to time by the Trust without notice.

Letters of Intent.  Investors may qualify for a lower sales charge for Class A shares of the Funds by executing a letter of intent.  A letter of intent allows an investor to purchase Class A shares of the Funds over a 13-month period at reduced sales charges based on the total amount intended to be purchased plus an amount equal to the then current net asset value of the purchaser's combined holdings of Class A shares of a Fund and Class A shares of any other series of the Trust that is sold with a similar or higher sales charge.  Thus, a letter of intent permits an investor to establish a total investment goal to be achieved by any number of purchases of Class A shares over a 13-month period.  Each investment made during the period receives the reduced sales charge applicable to the total amount of the intended investment.

The letter of intent does not obligate the investor to purchase, or the Funds to sell, the indicated amount.  If such amount is not invested within the period, the investor must pay the difference between the sales charge applicable to the purchases made and the charges previously paid.  If such difference is not paid by the investor, the Funds are authorized by the investor to liquidate a sufficient number of shares held by the investor to pay the amount due.  On the initial purchase of shares, if required (or subsequent purchases, if necessary) shares equal to at least five percent of the amount indicated in the letter of intent will be held in escrow during the 13-month period (while remaining registered in the name of the investor) for this purpose.  The value of any shares redeemed or otherwise disposed of by the investor prior to termination or completion of the letter of intent will be deducted from the total purchases made under such letter of intent.

A 90-day backdating period can be used to include earlier purchases at the investor’s cost (without a retroactive downward adjustment of the sales charge); the 13-month period would then begin on the date of the first purchase during the 90-day period.  No retroactive adjustment will be made if purchases exceed the amount indicated in the letter of intent.  Investors must notify the Funds whenever a purchase is being made pursuant to a letter of intent.

Investors electing to purchase shares pursuant to a letter of intent should carefully read the letter of intent, which is included in the Funds’ Account Application, or is otherwise available from the Funds.  This letter of intent option may be modified or eliminated at any time or from time to time by the Trust without notice.

Reinvestments.  Within 90 days after a redemption of Class A shares of a Fund, investors may reinvest the proceeds from the redemption, without a sales charge, in Class A shares of either Fund.  If the shares are being reinvested into Class A shares of a Fund that is sold with a higher sales charge than the Class A shares redeemed, the investor must pay the difference.  In addition, the Fund into which shares are reinvested must be registered for sale in the investor’s state of residence.  The amount that may be so reinvested may not exceed the amount of the redemption proceeds, and a written order for the purchase of such shares must be received by the Fund within 90 days after the effective date of the redemption.

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If an investor realizes a gain on the redemption, the reinvestment will not affect the amount of any federal capital gains tax payable on the gain.  If an investor realizes a loss on the redemption, the reinvestment may cause some or all of the loss to be disallowed as a tax deduction, depending on the number of shares purchased in the reinvestment and the period of time that has elapsed after the redemption, although for tax purposes, the amount disallowed is added to the cost of the shares acquired upon the reinvestment.

Purchases by Groups.  Reductions in sales charges for Class A shares also apply to purchases by individual members of a “qualified group.”  The reductions are based on the aggregate dollar value of Class A shares purchased by all members of the qualified group and still owned by the group plus the shares currently being purchased.  For purposes of this paragraph, a qualified group consists of a “company,” as defined in the 1940 Act, which has been in existence for more than six months and which has a primary purpose other than acquiring shares of the Funds at a reduced sales charge, and “related parties” of such company.  For purposes of this paragraph, a “related party” of a company is: (i) any individual or other company who directly or indirectly owns, controls, or has the power to vote five percent or more of the outstanding voting securities of such company; (ii) any other company of which such company directly or indirectly owns, controls, or has the power to vote five percent or more of its outstanding voting securities; (iii) any other company under common control with such company; (iv) any executive officer, director, or partner of such company or of a related party; and (v) any partnership of which such company is a partner.

Sales at Net Asset Value.  To encourage investment in the Funds, the Funds may sell Class A shares at a purchase price equal to the net asset value of such shares, without a sales charge, to Trustees, officers, and employees of the Trust, the Advisor and other service providers to the Trust, and to employees and principals of related organizations and their families, and certain parties related thereto, including clients and related accounts of the Advisor.  Clients of investment advisors and financial planners may also purchase Class A shares at net asset value, without a sales charge, if the investment advisor or financial planner has made arrangements to permit them to do so with the Funds or the Distributor.  The public offering price of Class A shares of the Funds may also be reduced to the net asset value of such shares in connection with the acquisition of the assets of, or merger or consolidation with, a personal holding company or a public or private investment company.

Regular Account.  The regular account allows for voluntary investments to be made at any time.  Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans, and others, investors are free to make additions to and withdrawals from their account.  When an investor makes an initial investment in the Funds, a shareholder account is opened in accordance with the investor’s registration instructions.  Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction, along with a summary of the status of the account as of the transaction date.  As stated in the Prospectus, share certificates are not issued.

Automatic Investment Plan.  The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account.  With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the 15th and/or last business day of the month.  The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Funds.

REDEMPTIONS.  A Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the NYSE is closed for other than customary weekend and holiday closings, or when trading on the NYSE is restricted as determined by the SEC; (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to determine fairly the value of its assets; and (iii) for such other periods as the SEC may permit.  A Fund may also suspend or postpone the recording of the transfer of shares upon the occurrence of any of the foregoing conditions.  Any redemption may be more or less than the shareholder’s cost depending on the market value of the securities held by the Fund.  No charge is made by the Funds for redemptions other than the possible charge by the Custodian for wiring redemption proceeds, any charges by your broker-dealer or financial institution or imposition of a CDSC on certain redemptions of Class A shares or Class C shares.

Involuntary Redemptions.  In addition to the situations described in the Prospectus under “Redeeming Shares,” each Fund may redeem shares involuntarily to reimburse it for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder, to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus from time to time, or to close a shareholder’s account if the Fund is unable to verify the shareholder’s identity.

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Systematic Withdrawal Plan.  Shareholders owning shares in a Fund valued at more than $5,000 may establish a Systematic Withdrawal Plan.  A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September, and December) in order to make the payments requested.  The Funds have the capability of electronically depositing the proceeds of the systematic withdrawal directly to the shareholder’s personal bank account ($5,000 minimum per bank wire).  If the shareholder prefers to receive his/her systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within seven days of the valuation date.  If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see “Redeeming Shares – Signature Guarantees” in the Prospectus).  A corporation (or partnership) must also submit a "Corporate Resolution" (or “Certification of Partnership”) indicating the names, titles, and required number of signatures authorized to act on its behalf.  The application must be signed by a duly authorized officer(s) and the corporate seal affixed.  Costs in conjunction with the administration of the plan are borne by the Funds.  Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses.  The Systematic Withdrawal Plan may be terminated at any time by a Fund upon 60 days’ written notice or by a shareholder upon written notice to the Fund.  Applications and further details may be obtained by calling the Funds at 1-866-383-7636 or by writing to:

Stadion Funds
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

DISTRIBUTION PLANS

Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (each a “Plan” and collectively, the “Plans”).  See the section entitled “Investing in the Funds – Distribution of Shares” in the Prospectus.  As required by Rule 12b-1, the Plans were approved by the Board and separately by a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Plans.  The Plans provide that the Trust’s Distributor or Treasurer shall provide to the Board, at least quarterly, a written report of the amounts expended pursuant to the Plans and the purposes of such expenditures.  The Board will take into account the expenditures for purposes of reviewing operation of the Plans and in connection with their annual consideration of the renewal of the Plans.

Potential benefits of the Plans to the Funds include improved shareholder services, savings to the Funds in transfer agent fees as a percentage of assets (once a Fund has a sufficient number of accounts to exceed the minimum monthly transfer agent fees), savings to the Funds in certain operating expenses, benefits to the investment process through growth and stability of assets, and maintenance of a financially healthy management organization.  The continuation of the Plans must be approved by the Board annually.

Under the Plans, each Fund may annually expend up to 0.25% of its average daily net assets allocable to Class A shares and 1.00% of such assets allocable to Class C shares to pay for any activity primarily intended to result in the sale of those shares and the servicing of shareholder accounts, provided that the Board has approved the category of expenses for which payment is being made.  Such expenditures paid as distribution fees to any person who sells shares may not exceed 0.25% for Class A shares and 0.75% for Class C shares per annum of the Funds’ average daily net assets.  Such expenditures may include, without limitation: (a) the printing and mailing of Fund Prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective shareholders; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Funds; (c) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding Fund investment objectives and policies and other information about the Funds, including the performance of the Funds; (d) training sales personnel regarding the Funds; and (e) financing any activity that the Distributor determines is primarily intended to result in the sale of Fund shares.  The Funds do not participate in any joint distribution activities with other investment companies.  By reason of its controlling interest in the Advisor, certain investment entities controlled and managed by TA Associates may be deemed to have a financial interest in the operation of the Plans.

In addition, the Plans provide for the payment of an account maintenance or shareholder service fee, in an amount equal to an annual rate of 0.25% of a Fund’s average daily net assets allocable to Class C shares, which may be paid to securities dealers and other financial intermediaries based on the average value of the Fund’s Class C shares owned by their clients.  The account maintenance or shareholder service fee allows the Funds to make payments to securities dealers and other financial organizations

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(including payments directly to the Advisor and the Distributor) for expenses related to the distribution and servicing of the Funds’ shares.

The amount of distribution and service fees incurred by each class of shares of the Funds during the fiscal year ended May 31, 2012 were as follows:

	Total Distribution and Service Fees	Compensation to Broker- Dealers	Compensation to Distributor	Advertising	Printing of Prospectuses For Non- Shareholders
Managed Fund – Class A	$1,825,469	$1,816,389	$4,475	$2,482	$2,123
Managed Fund – Class C	$1,996,529	$1,995,324	$1,205	$0	$0
Core Advantage Fund – Class A	$115,010	$114,509	$283	$218	$0
Core Advantage Fund – Class C	$61,818	$61,780	$38	$0	$0
Olympus Fund – Class A	$1,633	$1,633	$0	$0	$0
Olympus Fund – Class C	$2	$2	$0	$0	$0
Trilogy Fund – Class A	$9,589	$8,114	$0	$1,475	$0
Trilogy Fund – Class C	$37	$37	$0	$0	$0

SPECIAL SHAREHOLDER SERVICES

The Funds offers the following special shareholder services:

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to Stadion Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Your request should include the following: (i) the Fund name and existing account registration; (ii) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (iii) the new account registration, address, social security or taxpayer identification number, and how dividends and capital gains are to be distributed; (iv) Medallion signature guarantees (See the heading “Redeeming Shares – Signature Guarantees” in the Prospectus); and (v) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Funds.

EMPLOYEES AND AFFILIATES OF THE FUNDS. The Funds have adopted initial investment minimums for the purpose of reducing the cost to the Funds (and consequently to the shareholders) of communicating with and servicing its shareholders. In keeping with this purpose, the Funds may accept accounts with less than the minimum investment from Trustees, officers and employees of the Funds and the Advisor and certain parties related thereto, including clients of the Advisor or any sponsor, officer, committee member thereof, or members of their immediate family. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment requirements if such shareholders consent in writing to sharing a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy), and other Fund literature.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted policies that govern the disclosure of portfolio holdings. These policies are intended to ensure that such disclosure is in the best interests of the shareholders of the Funds and to address possible conflicts of interest. Under the Trust’s policies, the Trust and the Advisor generally will not disclose the Funds’ portfolio holdings to a third party unless such information is made available to the public. The policies provide that the Trust and the Advisor may disclose non-public portfolio holdings information as required by law and under other limited circumstances that are set forth in more detail below.

The Funds will make available to the public a complete schedule of their portfolio holdings, as reported on a fiscal quarter basis. This information is generally available within 60 days of the Fund’s fiscal quarter end and will remain available until the next fiscal quarter’s portfolio holdings report becomes available. You may obtain a copy of these quarterly portfolio holdings reports by calling the Funds at 1-866-383-7636. The Funds will also file these quarterly portfolio holdings reports with the SEC on Form N-CSR or Form N-Q, as applicable. The Funds’ Form N-CSR and Form N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. The first and third quarter portfolio holdings reports will be filed with the SEC on Form N-Q and the second and fourth fiscal quarter portfolio holdings reports will be included with the semi-annual and annual financial statements, respectively, which are sent to shareholders and filed with the SEC on Form N-CSR.

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The Funds and/or the Advisor may, from time to time make additional portfolio holdings information available to the public on their website at http://www.stadionfunds.com. Complete lists of the Funds’ holdings are generally posted to the website within five to thirty days of the end of the calendar quarter or month and such information will remain available until new information for the next calendar quarter or month is posted. The Funds may also send a portion or all of this information to shareholders of the Funds and to mutual fund analysts and rating and trading entities; provided that the Funds will not send this information to shareholders of the Funds or analysts or rating and/or trading entities until such information is at least 30 days old or until one day after the information has been posted to the Funds’ website.

The officers of the Trust and/or the Advisor may share non-public portfolio holdings information with the Funds’ service providers that require such information for legitimate business and Fund oversight purposes, such as the Funds’ fund accountant and administrator, transfer agent, distributor, custodian, independent registered public accounting firm, and legal counsel as identified in the Funds’ Prospectus and SAI, Broadridge Investor Communication Solutions, Inc. (a proxy solicitation and tabulation firm) and FilePoint Edgar Services and Financial Graphic Services, Inc. (financial edgarizing, typesetting and printing firms). The Funds and/or the Advisor may also provide non-public portfolio holdings information to appropriate regulatory agencies as required by applicable laws and regulations. The Funds’ service providers receiving such non-public information are subject to confidentiality obligations requiring such service providers to keep non-public portfolio holdings information confidential. Certain of the service providers have codes of ethics that prohibit trading based on, among other things, non-public portfolio holdings information.

The Funds and/or the Advisor may, from time to time, provide additional portfolio holdings information in the form of quarterly or monthly management letters; provided, however, that the Funds and/or the Advisor will not send such quarterly or monthly management letters to shareholders until such information is either filed with the SEC or publicly disclosed on the Funds’ website. In addition, non-public portfolio holdings information and other information regarding the investment activities of the Funds may also be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Funds. Currently, the Funds are providing non-public portfolio holdings information to three different rating or ranking organizations. Each disclosure arrangement has been authorized by the Trust and the Advisor in accordance with the Funds’ disclosure of portfolio holdings policy upon a determination that this disclosure serves a legitimate business purpose of the Funds. Below is a table listing the organizations that are currently receiving non-public portfolio holdings information along with the types of information received, conditions or restrictions on use, timing of disclosure and any compensation received for providing portfolio information.

Name of Rating or Ranking Group	Information Provided	Timing of Release and Conditions or Restrictions on Use	Receipt of Compensation or other Consideration by the Fund or Affiliated Party
Morningstar, Inc.	CUSIP, description, shares/par, market value	Provided monthly, with a 30-day lag. No formal conditions or restrictions.	None
Lipper	CUSIP, description, shares/par, market value
Provided monthly, with a 30-day lag. No formal conditions or restrictions.  Lipper indicates that it will not trade based on the Funds’ portfolio information, and it prohibits its employees from any such trading.
None
Bloomberg L.P.	CUSIP, description, shares/par, market value
Provided monthly, with a 30-day lag. No formal conditions or restrictions. Bloomberg indicates that it requires all employees to sign confidentiality agreements acknowledging all information received during their employment must be used for legitimate business purposes only.
None

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The Funds currently do not provide non-public portfolio holdings information to any other third parties. In the future, the Funds may elect to disclose such information to other third parties if the appropriate officers of the Trust determine that the Funds have a legitimate business purpose for doing so and the recipient is subject to a duty of confidentiality. The Advisor, through its officers, is responsible for determining which other third parties have a legitimate business purpose for receiving the Funds’ portfolio holdings information.

The Funds’ policies regarding disclosure of portfolio holdings are subject to the continuing oversight and direction of the Board. The Advisor and Ultimus are required to report to the Board any known disclosure of the Funds’ portfolio holdings to unauthorized third parties. The Funds have not entered (and do not currently intend to enter) into any arrangement providing for the receipt of compensation or other consideration in exchange for the disclosure of non-public portfolio holdings information, other than the benefits that result to the Funds and their shareholders from providing such information, which include the publication of Fund ratings and rankings.

PRICING OF SHARES

The net asset value and the public offering price (net asset value plus any applicable sales charge) of each class of shares of a Fund are normally determined as of the time regular trading closes on the NYSE (currently 4:00 p.m., Eastern Time, Monday through Friday, except when the NYSE closes earlier). Each Fund’s net asset value is not calculated on business holidays or weekends when the NYSE is closed. The NYSE generally recognizes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day. Any other holiday recognized by the NYSE will be deemed a business holiday on which the net asset value of the Funds will not be calculated.

In computing the net asset value for a Fund, all Fund-specific liabilities incurred or accrued are deducted from the net assets of that Fund. The resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation and the result is the net asset value per share.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Board. Market values are determined according to generally accepted accounting practices and all laws and regulations that apply. Using methods approved by the Board, the assets of the Funds are generally valued as follows:

•
Securities that are listed on a securities exchange or quoted on a national market system are valued at the last quoted sales price at the time the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded by the Funds.

•	Securities that are listed on an exchange and which are not traded on the valuation date are valued at the most recent bid price.

•	Securities that are quoted by NASDAQ are valued at the NASDAQ Official Closing Price.

•	Unlisted securities for which market quotations are readily available are valued at the latest quoted sales price, if available, at the time of valuation, otherwise, at the latest quoted bid price.

•	Securities with maturities of 60 days or less will be valued at amortized cost, which approximate market value.

•
Options are valued at the mean of the last quoted bid and ask prices at the time of valuation. If no bid quotation is readily available at the time of valuation, the option shall be valued at the mean of the last quoted ask price and $0.00. In determining bid and ask prices for exchange-listed options, pricing will be based on bid and ask prices as reported on the option’s primary exchange. For purposes of determining the primary exchange, the following applies: (i) if the option is traded on the Chicago Board Options Exchange (“CBOE”), the CBOE is considered the primary exchange unless the Advisor identifies a different primary exchange for the option; and (ii) if the option does not trade on the CBOE, the Advisor identifies the primary exchange for the option. Notwithstanding the foregoing, an option may be valued at fair value when (i) the option does not trade on the valuation date; or (ii) reliable last quoted bid and/or ask prices as of the time of valuation are not readily available.

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•
Securities for which no current quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

•
Securities traded on a foreign stock exchange may be valued based upon the closing price on the principal exchange where the security is traded; however, because the value of securities traded on foreign stock exchanges may be materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which such securities are traded, such securities will typically be priced at their fair value as determined by an independent pricing service approved by the Board of Trustees. As a result, the prices of securities used to calculate the Fund’s net asset value may differ from quoted or published prices for the same securities. Values of foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by an independent pricing quotation service; if available, otherwise based on the mean of the current bid and ask prices of such currency as last quoted by any recognized dealer or major banking institution. Gains or losses between trade and settlement dates resulting from changes in exchange rates between the U.S. dollar and a foreign currency are borne by the Fund.

•	Open-end investment companies, including money market funds, are valued at the net asset value reported by such registered open-end investment companies.

Subject to the provisions of the Trust Instrument, determinations by the Board as to the direct and allocable liabilities and the allocable portion of any general assets with respect to the Funds are conclusive.

ADDITIONAL TAX INFORMATION

The following summarizes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders. The discussions here and in the Prospectus are not intended as a substitute for careful tax planning and are based on tax laws and regulations that are in effect on the date hereof, and which may be changed by legislative, judicial, or administrative action. Investors are advised to consult their tax advisors with specific reference to their own tax situations.

Each Fund, as well as any future series of the Trust, is treated as a separate corporate entity under the Internal Revenue Code of 1986 (the “Code”), and intends to qualify or remain qualified as a regulated investment company under Subchapter M of the Code. In order to so qualify, a Fund must elect to be a regulated investment company or have made such an election for a previous year and must satisfy certain requirements relating to the amount of distributions and source of its income for a taxable year. At least 90% of the gross income of a Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income derived with respect to the Fund’s business of investing in such stock, securities or currencies. Any income derived by a Fund from a partnership or trust is treated as derived with respect to the Fund’s business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the series in the same manner as by the partnership or trust.

A Fund will not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year. In general, at least 50% of the value of a Fund’s total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the Fund nor more than 10% of the outstanding voting securities of such issuer. In addition, not more than 25% of the value of the Fund’s total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer. The Funds intend to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

Based on the recently enacted Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), there is a remedy for failure of the Subchapter M asset diversification test, if the failure was due to reasonable cause and not willful neglect, subject to certain divestiture and procedural requirements and the payment of a tax. The Modernization Act also sets forth a de minimis exception to a potential failure of the Subchapter M asset diversification test, which would require corrective action but no tax. In addition, the Modernization Act allows for the remedy of a failure of the source-of-income requirement, if the failure was due to reasonable cause and not willful neglect, subject to certain procedural requirements and the payment of a tax.

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Under current tax law, qualifying corporate dividends are taxable at long-term capital gains tax rates. The long-term capital gains rate for individual taxpayers is currently at a maximum rate of 15% for transactions occurring prior to January 1, 2013 and 20% for those occurring after December 31, 2012, unless current applicable capital gains rates are changed by Congress. Under current law, the application of the long-term capital gains rates to qualifying corporate dividends will expire for tax years beginning after December 31, 2012, after which such dividends would return to being taxed at ordinary income rates. All or a portion of the dividends paid by the Funds may be taxable at the reduced long-term capital gains tax rate for individual shareholders. If a Fund designates a dividend as qualified dividend income, it generally will be taxable to individual shareholders at the long-term capital gains tax rate, provided certain holding period requirements are met.

Taxable dividends paid by a Fund to corporate shareholders will be taxed at corporate income tax rates. Corporate shareholders may be entitled to a dividends received deduction (“DRD”) for a portion of the dividends paid and designated by a Fund as qualifying for the DRD.

If a Fund designates a dividend as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares or whether the dividend was received in cash or reinvested in additional shares. All taxable dividends paid by the Funds other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. To the extent the Funds engage in increased portfolio turnover, short-term capital gains may be realized, and any distribution resulting from such gains will be considered ordinary income for federal tax purposes.

The Health Care and Education Reconciliation Act of 2010 will require certain individuals, estates and trusts to pay a 3.8% Medicare surtax on “net investment income” including, among other things, dividends and proceeds of sale in respect of securities like the shares, subject to certain exceptions. This surtax will apply for taxable years beginning after December 31, 2012. Prospective investors should consult with their own tax advisors regarding the effect, if any, of the Health Care and Education Reconciliation Act of 2010 on their ownership and disposition of the shares.

Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from their account.

Each Fund will designate: (i) any dividend of qualified dividend income as qualified dividend income; (ii) any tax-exempt dividend as an exempt-interest dividend; (iii) any distribution of long-term capital gains as a capital gains dividend; and (iv) any dividend eligible for the corporate dividends received deduction as such in a written notice provided to shareholders after the close of the Funds’ taxable year. Shareholders should note that, upon the sale or exchange of Fund shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as a long-term capital loss to the extent of the capital gains dividends received with respect to the shares.

If a Fund declares a dividend in October, November, or December, but pays it in January, it will be taxable to shareholders as if the dividend was received in the year it was declared. Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

Investments by a Fund in certain options, futures contracts and options on futures contracts are "section 1256 contracts." Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Section 1256 contracts held by the Fund at the end of each taxable year are treated for federal income tax purposes as being sold on such date for their fair market value. When the section 1256 contract is subsequently disposed of, the actual gain or loss will be adjusted by the amount of any preceding year-end gain or loss. The use of section 1256 contracts may force the Fund to distribute to shareholders gains that have not yet been realized in order to avoid federal income tax liability.

A Fund’s positions in index options that do not qualify as "section 1256 contracts" under the Code generally will be treated as equity options governed by Code Section 1234. Pursuant to Code Section 1234, if a written option expires unexercised, the premium received is a short-term capital gain to the Fund. If the Fund enters into a closing transaction with respect to a written option, the difference between the premium received and the amount paid to close out its position is a short-term capital gain or loss.  If an option written by the Fund that is not a “section 1256 contract” is cash settled, any resulting gain or loss will be short-term. For an option purchased by the Fund that is not a “section 1256 contract” any gain or loss resulting from the sale of the option will be a capital gain or loss, and will be short-term or long-term, depending upon the holding period for the option. If the option expires, the resulting loss is a capital loss and is short-term or long term, depending upon the holding period for the option. If a put option written by the Fund is exercised and physically settled, the premium received is treated as a reduction in

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the amount paid to acquire the underlying securities, increasing the gain or decreasing the loss to be realized by the Fund upon the sale of the securities. If a call option written by the Fund is exercised and physically settled, the premium received is included in the sale proceeds, increasing the gain or decreasing the loss realized by the Fund at the time of option exercise

Foreign currency gains or losses on non-U.S. dollar denominated bonds and other similar debt instruments and on any non-U.S. dollar denominated futures contracts, options and forward contracts that are not section 1256 contracts generally will be treated as ordinary income or loss.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gains net income (excess of realized capital gains over realized capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gains net income prior to the end of each calendar year to avoid liability for this excise tax.

If a Fund purchases shares in a “passive foreign investment company” (“PFIC”), the Fund may be subject to federal income tax and an interest charge imposed by the IRS on certain “excess distributions” received from the PFIC or on a gain from the sale of stock in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in PFICs to minimize its tax liability or maximize its returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares of the corporation, the Fund may incur the tax and interest charges described above in some instances.

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as qualified dividends to individual shareholders in taxable years beginning after December 31, 2002 and before January 1, 2013, to the extent of the Fund’s current and accumulated earnings and profits, and would be eligible for the DRD for corporations, provided in each case that certain holding period and other requirements are met.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term depending upon the shareholder’s holding period of Fund shares. An exchange of shares is generally treated as a sale and any gain may be subject to tax.

A Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses arising in taxable years after December 22, 2010 may be utilized indefinitely to offset net realized capital gains, if any, prior to distributing such gains to shareholders. As of May 31, 2012, the Managed Fund and the Core Advantage Fund had short-term capital loss carryforwards for federal income tax purposes of $62,632,194 and $2,026,374, respectively, which do not expire. In addition, the Olympus Fund and the Trilogy Fund had net realized losses of $41,153 and $117,332, respectively, during the period April 2, 2012 through May 31, 2012 (“post-October” losses), which are treated for federal income tax purposes as arising during each Fund’s tax year ending May 31, 2013. These capital loss carryforwards and post-October losses may be utilized in future years to offset net realized capital gains, in any, prior to distributing such gains to shareholders.

A Fund may be subject to a tax on dividend or interest income received from securities of a non-U.S. issuer withheld by a foreign country at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested within various countries is not known. If more than 50% of the value of the Fund’s total assets at the close of a taxable year consists of stocks or securities of foreign companies, the Fund may elect to pass through to its shareholders the foreign income taxes paid by the Fund, provided that certain holding period requirements are met. In such case, the shareholders would be treated as receiving, in addition to the distributions actually received, their proportionate share of foreign income taxes paid by the Fund, and will be treated as having paid such foreign taxes. Shareholders generally will be entitled to deduct or, subject to certain limitations, claim a foreign tax credit with respect to such foreign income taxes. A foreign tax credit will be allowed for shareholders who hold shares of the Fund, and the Fund must hold shares in the dividend or interest paying corporation, for at least 16 days during the 31-day period beginning on the date that is 15 days before the ex-dividend date. Furthermore, in determining the holding period for this purpose, any period

39

during which the recipient’s risk of loss is offset by means of options, short sales or similar instruments is not included. Additionally, a shareholder would not benefit to the extent it or the Fund is obligated (e.g., pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property). Shareholders who have been passed through foreign tax credits of no more than $300 ($600 in the case of married couples filing jointly) during a tax year may be able to claim the foreign tax credit for these amounts directly on their federal income tax returns without having to file a separate Form 1116.

The Funds will be required in certain cases to withhold and remit to the U.S. Treasury a percentage (28% for 2012) of taxable dividends or gross proceeds realized upon a sale to shareholders who: (i) have failed to provide a correct tax identification number in the manner required, (ii) are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, (iii) have failed to certify to the Funds that they are not subject to backup withholding when required to do so, or (iv) are “exempt recipients.”

Depending upon the extent of the Funds’ activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Funds may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of the Funds and their shareholders under such laws may differ from their treatment under federal income tax laws.

In general, the Funds accept only U.S. shareholders. However, dividends paid by the Funds to non-U.S. shareholders may be subject to U.S. withholding tax at the rate of 30% unless reduced by treaty (and the shareholder files a valid Internal Revenue Service Form W-8BEN, or other applicable form, with the Funds certifying foreign status and treaty eligibility) or the non-U.S. shareholder files an Internal Revenue Service Form W-8ECI, or other applicable form, with the Funds certifying that the investment to which the distribution relates is effectively connected to a United States trade or business of such non-U.S. shareholder (and, if certain tax treaties apply, is attributable to a United States permanent establishment maintained by such non-U.S. shareholder). The Funds may elect not to withhold the applicable withholding tax on any distribution representing a capital gains dividend to a non-U.S. shareholder.

The Funds will send shareholders information each year on the tax status of dividends and distributions. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income and distributions of capital gains will be taxable to shareholders, whether received in cash or reinvested in Fund shares and no matter how long the shareholder has held Fund shares, even if they reduce the net asset value of shares below the shareholder’s cost and thus, in effect, result in a return of a part of the shareholder’s investment.

ADDITIONAL INFORMATION ON PERFORMANCE

From time to time, the total return of each Fund may be quoted in advertisements, sales literature, shareholder reports, or other communications to shareholders. The “average annual total return” of a Fund refers to the average annual compounded rate of return over the stated period that would equate an initial investment in the Fund at the beginning of the period to its ending redeemable value, assuming reinvestment of all dividends and distributions and deduction of all recurring charges. Performance figures will be given for the most recent one, five and ten year periods, or for the life of the Fund if it has not been in existence for any such periods. When considering “average annual total return” figures for periods longer than one year, it is important to note that a Fund’s annual total return for any given year might have been greater or less than its average for the entire period. “Cumulative total return” represents the total change in value of an investment in a Fund for a specified period (again reflecting changes in Fund share prices and assuming reinvestment of Fund distributions).

The following is a brief description of how performance is calculated. Quotations of average annual total return for the Funds will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of one year, five years and ten years or since inception (as applicable). These are the average annual total rates of return that would equate the initial amount invested to the ending redeemable value.

The average annual total return (before taxes) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

P(1+T)n = ERV

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Where	P = a hypothetical initial payment of $1,000
T = average annual total return
n = number of years
ERV = ending redeemable value of a hypothetical initial payment of $1,000

The average annual total return (after taxes on distributions) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

P(1+T)n = ATVD

Where	P = a hypothetical initial payment of $1,000
T = average annual total return (after taxes on distributions)
n = number of years
ATVD = ending redeemable value of a hypothetical initial payment of $1,000, after taxes on fund distributions but not after taxes on redemption

The average annual total return (after taxes on distributions and sale of Fund shares) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

P(1+T)n = ATVDR

Where	P = a hypothetical initial payment of $1,000
T = average annual total return (after taxes on distributions and redemptions)
n = number of years
ATVDR = ending redeemable value of a hypothetical initial payment of $1,000, after taxes on fund distributions and redemption

The calculations of average annual total return and cumulative total return assume an initial $1,000 investment and reinvestment of all dividends and capital gains distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. These performance quotations should not be considered as representative of a Fund’s future performance.

The Funds’ performance may be compared in advertisements, sales literature, shareholder reports, and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Funds may compare their performance to: (i) the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the U.S. securities markets; (ii) the Barclays Aggregate Bond Index, which is generally considered to be representative of the performance of an unmanaged group of bond securities that are publicly traded in the U.S. securities markets; (iii) a blend of the two aforementioned indices; (iv) The MSCI World ex-US Index, which is generally considered to be representative of the equity performance of developed emerging market countries, excluding the U.S. The Funds may also measure their performance against one or more appropriate Lipper indexes which rank the performance of mutual funds that have similar portfolio holdings and investment objectives. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters, or financial periodicals. The Funds may also occasionally cite statistics to reflect their volatility and risk. The Funds may also compare their performance to other published reports of the performance of unmanaged portfolios of companies. The performance of such unmanaged portfolios generally does not reflect the effects of dividends or dividend reinvestment. The Funds may also compare their performance to other reports of the performance of managed accounts of the Advisor. Of course, there can be no assurance the Funds will experience the same results. Performance comparisons may be useful to investors who wish to compare the Funds’ past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

The Funds’ performance fluctuates on a daily basis largely because net earnings and net asset value per share fluctuate daily. Both net earnings and net asset value are factors in the computation of total return as described above.

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As indicated, from time to time, the Funds may advertise their performance compared to similar funds or portfolios using certain indices, reporting services, and financial publications. These may include the following:

•
Lipper ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

•	Morningstar, Inc., an independent rating service, rates mutual funds of all types according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for one month.

Investors may use such indices in addition to the Funds’ Prospectus to obtain a more complete view of the Funds’ performance before investing. Of course, when comparing a Fund’s performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and to compute offering price. Advertisements and other sales literature for the Funds may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund, assuming reinvestment of dividends, over a specified period of time.

From time to time, the Funds may include in advertisements and other communications charts and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. A Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody’s). The Funds may also depict the historical performance of the securities in which the Funds may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Funds may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children’s education, or other future needs.

FINANCIAL STATEMENTS

The Funds’ financial statements for the fiscal year ended May 31, 2012, appearing in the Annual Report to shareholders, are incorporated by reference and made a part of this SAI.

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APPENDIX A – DESCRIPTION OF RATINGS

The Funds may acquire from time to time debt securities as described in the Prospectus and this SAI. The Funds are not restricted with respect to yield, maturity, or credit quality of any debt securities, so that the Funds may purchase debt securities that are of high quality “investment grade” (“Investment-Grade Debt Securities”) or of lower quality with significant risk characteristics (e.g., “junk bonds”). The various ratings used by nationally recognized statistical rating organizations (each an “NRSRO”) are described below.

A rating by an NRSRO represents the organization’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that the quality of Investment-Grade Debt Securities in which the Funds may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell, or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

STANDARD & POOR’S® RATINGS SERVICES. The following summarizes the highest four ratings used by Standard & Poor’s Ratings Services (“S&P”), a division of McGraw-Hill Companies, Inc., for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

AAA – An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA – An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Bonds rated ‘BB,’ ‘B,’ ‘CCC,’ ‘CC’ and ‘C’ are not considered by the Advisor to be Investment-Grade Debt Securities and are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

The ratings from ‘AA” to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Short-term obligations rated ‘A-1’ by S&P indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong. A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

The rating SP-1 is the highest rating assigned by S&P to short term notes and indicates strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. The rating SP-2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. The rating SP-3 indicates a speculative capacity to pay principal and interest.

MOODY’S INVESTORS SERVICE, INC. Moody’s Investors Service, Inc. (“Moody’s”) long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a

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financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default. The highest four ratings are deemed to be Investment-Grade Securities by the Advisor:

Aaa – Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa – Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Obligations which are rated Ba, B, Caa, Ca or C by Moody’s are not considered “Investment-Grade Debt Securities” by the Advisor. Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk. Obligations rated B are considered speculative and are subject to high credit risk. Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1 – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

US Municipal Short-Term Debt and Demand Obligation Ratings

Short-Term Obligation Ratings – There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels – MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

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Demand Obligation Ratings – In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

FITCH RATINGS. The following summarizes the highest four ratings used by Fitch, Inc. (“Fitch”):

Long-Term Ratings

AAA – Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA – Very high credit quality. ‘AA’ ratings denote expectations of low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A – High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB – Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Long-term securities rated below BBB by Fitch are not considered by the Advisor to be investment-grade securities. Securities rated BB and B are regarded as speculative with regard to a possible default risk developing. BB is considered speculative and B is considered highly speculative. Securities rated CCC, CC and C are regarded as a high credit risk. A rating CCC indicates a substantial credit risk, while a rating CC indicates a very high level of risk, and a rating C signals exceptionally high levels of credit risk. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond or other material financial obligations but which has not entered into bankruptcy filings or other formal winding-up procedure and which has not otherwise ceased operating. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings or other formal wind-up procedure, or which has otherwise ceased business.

Short-Term Ratings

F1 – Highest credit quality. The rating F1 indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added (+) to denote any exceptionally strong credit feature.

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F2 – Good credit quality. The rating F2 indicates a good intrinsic capacity for timely payment of financial commitments.

F3 – Fair credit quality. The rating F3 indicates the intrinsic capacity for timely payment of financial commitments is adequate.

B – Speculative. The rating B indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near-term adverse changes in financial and economic conditions.

Short-term rates B, C, RD and D by Fitch are considered by the Advisor to be below investment-grade securities. Short-term securities rated C have a high default risk and securities rated D indicate a broad-based default event for an entity or the default of a short-term obligation.

 (+) or (-) suffixes may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to long-term ratings “AAA” category or to the categories below ‘B.’ The suffix “NR” indicates that Fitch does not publicly rate the issuer or issue in question.

While the foregoing descriptions of the ratings systems used by the Advisor distinguishes between “Investment-Grade Debt Securities” and more speculative debt securities, as stated above the Funds are not limited with respect to the yield, maturity or credit quality of the debt securities in which they invest. Accordingly, each Fund’s portfolio may be invested in Investment-Grade Debt Securities or debt securities that are not Investment-Grade Debt Securities in any proportion.

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APPENDIX B – PROXY VOTING POLICIES

The following proxy voting policies are provided:

(1)	the Trust’s Proxy Voting and Disclosure Policy and
(2)	the Advisor’s Proxy Voting and Disclosure Policy, including a detailed description of the Advisor’s specific proxy voting guidelines.

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STADION INVESTMENT TRUST

PROXY VOTING AND DISCLOSURE POLICY

I.	Introduction

Effective April 14, 2003, the Securities and Exchange Commission (“SEC”) adopted rule and form amendments under the Securities Act of 1933, the Securities Act of 1934, and the Investment Company Act of 1940 (“Investment Company Act”) to require registered management investment companies to provide disclosure about how they vote proxies for their portfolio securities (collectively, the rule and form amendments are referred to herein as the “IC Amendments”).

The IC Amendments require that each series of shares of the Stadion Investment Trust (“Trust”) listed on Exhibit A, attached hereto, (individually a “Fund” and collectively “Funds”), disclose the policies and procedures used to determine how to vote proxies for portfolio securities. The IC Amendments also require the Funds to file with the SEC and to make available to their shareholders the specific proxy votes cast for portfolio securities.

This Proxy Voting and Disclosure Policy (“Policy”) is designed to ensure that the Funds comply with the requirements of the IC Amendments, and otherwise fulfills their obligations with respect to proxy voting, disclosure, and recordkeeping. The overall goal is to ensure that each Fund’s proxy voting is managed in an effort to act in the best interests of its shareholders. While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.

II.	Specific Proxy Voting Policies and Procedures

A.	General

The Trust’s Board of Trustees (“Board”) believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Trust and the Funds are committed to voting corporate proxies in the manner that best serves the interests of the Funds’ shareholders.

B.	Delegation to Fund’s Advisor

The Board believes that Stadion Money Management, LLC (“Advisor”), as the Funds’ investment advisor, is in the best position to make individual voting decisions for each Fund consistent with this Policy. Therefore, subject to the oversight of the Board, the Advisor is hereby delegated the following duties:

(1)	to make the proxy voting decisions for each Fund; and
(2)
to assist each Fund in disclosing the Fund’s proxy voting record as required by Rule 30b1-4 under the Investment Company Act, including providing the following information for each matter with respect to which the Fund was entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

The Board, including a majority of the independent trustees of the Board, shall approve the Advisor’s Proxy Voting and Disclosure Policy (“Advisor’s Voting Policy”) as it relates to each Fund. The Board shall also approve any material changes to the Advisor’s Voting Policy no later than four (4) months after adoption by the Advisor.

C.	Conflicts

In cases where a matter with respect to which a Fund is entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment advisor, principal underwriter, or an affiliated person of the Fund, its investment advisor or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Policy a vote shall be considered in the best interest of the Fund’s shareholder (i) when a vote is cast consistent with a specific voting policy as set forth in the

48

Advisor’s Voting Policy, provided such specific voting policy was approved by the Board or (ii) when a vote is cast consistent with the decision of the Trust’s Proxy Voting Committee (as defined below). In addition, provided the Advisor is not affiliated with a Fund’s principal underwriter or an affiliated person of the principal underwriter and neither the Fund’s principal underwriter nor an affiliated person of the principal underwriter has influenced the Advisor with respect to a matter to which the Fund is entitled to vote, a vote by the Advisor shall not be considered a conflict between the Fund’s shareholders and the Fund’s principal underwriter or affiliated person of the principal underwriter.

III.	Fund Disclosure

A.	Disclosure of Fund Policies and Procedures With Respect to Voting Proxies Relating to Portfolio Securities

Beginning with a Fund’s annual update to its Statement of Additional Information (“SAI”) on Form N-1A after July 1, 2003, the Fund disclosed this Policy, or a description of the policies and procedures of this Policy, to its shareholders. Each Fund will notify its shareholders in the SAI and the Fund’s shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified toll-free telephone number, by reviewing the Fund’s website, if applicable, and by reviewing filings available on the SEC’s website at http://www.sec.gov. The Fund will send this description of the Fund’s Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

B.	Disclosure of the Fund’s Complete Proxy Voting Record

In accordance with Rule 30b1-4 of the Investment Company Act, beginning after June 30, 2004, each Fund shall disclose to its shareholders on Form N-PX the Fund’s complete proxy voting record for the twelve month period ended June 30 by no later than August 31 of each year.

Each Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the Fund was entitled to vote:

(1)	The name of the issuer of the portfolio security;
(2)	The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);
(3)	The Council on Uniform Security Identification Procedures (“CUSIP”) number for the portfolio security (if available through reasonably practicable means);
(4)	The shareholder meeting date;
(5)	A brief identification of the matter voted on;
(6)	Whether the matter was proposed by the issuer or by a security holder;
(7)	Whether the Fund cast its vote on the matter;
(8)	How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
(9)	Whether the Fund cast its vote for or against management.

Each Fund shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Fund’s website, if applicable. If the Fund discloses its proxy voting record on or through its website, the Fund shall post the information disclosed in the Fund’s most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

Each Fund shall also include in its annual reports, semi-annual reports and SAI a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge upon request, by calling a specified toll-free (or collect) telephone number, or (if applicable) on or through the Fund’s website at a specified Internet address; and (2) on the SEC’s website. If the Fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it shall send the information disclosed in the Fund’s most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

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IV.	Recordkeeping

The Trust shall keep the following records for a period of at least five years, the first two in an easily accessible place:

(i)	A copy of this Policy;
(ii)	Proxy Statements received regarding each Fund’s securities;
(iii)	Records of votes cast on behalf of each Fund; and
(iv)	A record of each shareholder request for proxy voting information and the Fund’s response, including the date of the request, the name of the shareholder, and the date of the response.

The foregoing records may be kept as part of the Advisor’s records.

A Fund may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by the Advisor that are maintained with a third party such as a proxy voting service, provided that an undertaking is obtained from the third party to provide a copy of the documents promptly upon request.

V.	Proxy Voting Committee

A.	General

The Proxy Voting Committee of the Trust shall be composed entirely of independent trustees of the Board and may be comprised of one or more such independent trustees as the Board may, from time to time, decide. The purpose of the Proxy Voting Committee shall be to determine how a Fund should cast its vote, if called upon by the Board or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment advisor, principal underwriter, or an affiliated person of the Fund, its investment advisor or principal underwriter, on the other hand.

B.	Powers and Methods of Operation

The Proxy Voting Committee shall have all the powers necessary to fulfill its purpose as set forth above and such other powers and perform such other duties as the Board may, from time to time, grant and/or assign the Proxy Voting Committee. The Proxy Voting Committee shall meet at such times and places as the Proxy Voting Committee or the Board may, from time to time, determine. The act of a majority of the members of the Proxy Voting Committee in person, by telephone conference or by consent in writing without a meeting shall be the act of the Proxy Voting Committee. The Proxy Voting Committee shall have the authority to utilize Trust counsel at the expense of the Trust if necessary. The Proxy Voting Committee shall prepare minutes of each meeting and keep such minutes with the Trust’s records. The Proxy Voting Committee shall review this Policy and recommend any changes to the Board as it deems necessary or advisable.

VI.	Other

This Policy may be amended, from time to time, as determined by the Board.

Amended and restated this 30th day of June 2011.

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EXHIBIT A
(Updated April 1, 2012)

Series of the Stadion Investment Trust:

1.	Stadion Managed Portfolio (formerly known as the PMFM ETF Portfolio Trust and the PMFM Managed Portfolio Trust)
2.	Stadion Core Advantage Portfolio (formerly known as the PMFM Core Advantage Portfolio Trust)
3.	Stadion Olympus Fund™
4.	Stadion Trilogy Fund™

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STADION MONEY MANAGEMENT, LLC

PROXY VOTING AND DISCLOSURE POLICY

I.	Introduction

Effective March 10, 2003, the U.S. Securities and Exchange Commission (the “SEC”) adopted rule and form amendments under the Investment Advisers Act of 1940 (the “Advisers Act”) that address an investment adviser’s fiduciary obligation to its clients when the Advisor has the authority to vote their proxies (collectively, the rule and form amendments are referred to herein as the “Advisers Act Amendments”).

The Advisers Act Amendments require that Stadion Money Management, LLC (“Stadion”) adopt and implement policies and procedures for voting proxies in the best interest of clients, to describe the procedures to clients, and to tell clients how they may obtain information about how Stadion has actually voted their proxies.

This Proxy Voting and Disclosure Policy (the “Policy”) is designed to ensure that Stadion complies with the requirements of the Advisers Act Amendments, and otherwise fulfills its obligations with respect to proxy voting, disclosure, and recordkeeping. The overall goal is to ensure that proxy voting is managed in an effort to act in the best interests of clients or, with respect to the Fund, its shareholders. While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.

II.	Specific Proxy Voting Policies and Procedures

In general, Stadion will vote proxies for clients for positions recommend by Stadion. In addition, Stadion has one client, the Stadion Investment Trust (the “Fund”) for which Stadion will vote proxies. In voting proxies for the Fund (or any other client for whom Stadion determines to vote proxies in the future), Stadion is committed to voting proxies in the manner that serves the best interests of the client (e.g., the Fund and its shareholders).

The following details Stadion’s philosophy and practice regarding the voting of proxies.

A.	General

Stadion believes that each proxy proposal should be individually reviewed to determine whether the proposal is in the best interests of its clients. As a result, similar proposals for different companies may receive different votes because of different corporate circumstances.

B.	Procedures

To implement Stadion’s proxy voting policies, Stadion has developed the following procedures for voting proxies.

1.	Upon receipt of a corporate proxy by Stadion, the special or annual report and the proxy are submitted to Stadion’s proxy voting manager (the “Proxy Manager”), currently Joe Ezernack.

2.
The Proxy Manager shall be responsible for reviewing the special or annual report, proxy proposals, and proxy proposal summaries. The reviewer shall take into consideration what vote is in the best interests of clients and the provisions of Stadion’s Voting Guidelines in Section C below. The Proxy Manager will then vote the proxies.

3.
The Proxy Manager shall be responsible for maintaining copies of each annual report, proposal, proposal summary, actual vote, and any other information required to be maintained for a proxy vote under Rule 204-2 of the Advisers Act (see discussion in Section V below) or (for the Fund) under Rule 30b1-4 of the Investment Company Act. With respect to proxy votes on topics deemed, in the opinion of the Proxy Manager, to be controversial or particularly sensitive, the Proxy Manager will provide a written explanation for the proxy vote which will be maintained with the record of the actual vote in Stadion’s files.

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C.	Absence of Proxy Manager

In the event that the Proxy Manager is unavailable to vote a proxy, then the President shall perform the Proxy Manager’s duties with respect to such proxy in accordance with the policies and procedures detailed above.

III.	Voting Guidelines

While Stadion’s policy is to review each proxy proposal on its individual merits, Stadion has adopted guidelines for certain types of matters to assist the Proxy Manager in the review and voting of proxies. These guidelines are set forth below:

   A.        Investment Company Matters. In general, Stadion invests the accounts of the Fund and other clients in exchange-traded funds, mutual funds, or other investment companies (collectively, “investment companies”). When called upon to vote investment company proxies, Stadion will follow the following guidelines:

1.	Election of Directors and Similar Matters

In an uncontested election, Stadion will generally vote in favor of management’s proposed directors/trustees. In a contested election, Stadion will evaluate proposed directors/trustees on a case-by-case basis. With respect to proposals regarding the structure of a company’s Board of Directors or Trustees, Stadion will review any contested proposal on its merits, but expects to generally support proposals recommended and approved by the investment company’s independent directors or trustees.

2.	Audit Committee Approvals

Stadion generally supports proposals that help ensure that a company’s auditors are independent and capable of delivering a fair and accurate opinion of a company’s finances.

Notwithstanding the foregoing, Stadion expects to generally support the ratification of the selection of auditors recommended and approved by the investment company’s independent directors or trustees.

3.	Approval of Advisory Contracts

Stadion will seek to evaluate advisory contracts on their own merits on a case-by-case basis by reviewing, among other things, the fairness of the agreement in light of the services to be provided, the financial terms, the historical performance of the investment adviser and management’s discussion of the terms of the contract.

Notwithstanding the foregoing, Stadion expects to generally support advisory contracts recommended and approved by an investment company’s independent directors or trustees.

4.	Rule 12b-1 Plans

Stadion will seek to evaluate proposed 12b-1 Plans on their own merits on a case-by-case basis by reviewing, among other things, the fairness of the plan in light of management’s proposal, Stadion’s evaluation of the financial and other terms of the proposal and the potential benefits of the plan to the investment company.

Notwithstanding the foregoing, Stadion expects to generally support 12b-1 Plans recommended and approved by an investment company’s independent directors or trustees.

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5.	Mergers

Stadion will seek to evaluate proposed mergers of investment companies on their own merits by evaluating, among other things, the financial terms and short- and long-term economic effects of the proposed merger and its impact on shareholders and management’s discussion, and Stadion’s review, of the reasons for the merger.

Notwithstanding the foregoing, Stadion expects to generally support mergers recommended and approved by an investment company’s independent directors or trustees.

6.	Voting Shares Owned by the Fund

Notwithstanding any of the foregoing guidelines in Sections 1-5 above, the Fund is required by Section 12(d)(1)(F) of the Investment Company Act of 1940 to vote proxies with respect to any investment companies securities (i.e. exchange traded funds, mutual funds, or other investment companies) held by it “in the same proportion as the vote of all other holders of such securities.” Accordingly, Stadion will vote such proxies on behalf of the Fund in accordance with the requirements of Section 12(d)(1)(F).

B.	Operating Company Matters

Because of the investment strategy Stadion uses for its clients, including the Fund, it is unlikely that such clients will frequently hold operating company stocks. However, if Stadion is called upon to vote operating company proxies for clients, Stadion will follow the following guidelines:

1.	Corporate Governance

Stadion will consider proposals involving corporate governance on a case-by-case basis, considering whether proposals tend to strengthen the independence of directors, the independence of auditors or the rights of shareholders.

Notwithstanding the foregoing, Stadion expects to generally support proposals to:

•	In uncontested directors’ elections, approve management’s proposed directors; and
•	Ratify management’s recommendation and selection of auditors.

2.	Shareholder Rights

Stadion may consider all proposals that will have a material effect on shareholder rights on a case-by-case basis, seeking to support proposals to maintain or increase shareholder rights.

Notwithstanding the foregoing, Stadion expects to generally support proposals to:

•	Adopt confidential voting and independent tabulation of voting results; and
•	Require shareholder approval of poison pills;

And expects to generally vote against proposals to:

•	Adopt super-majority voting requirements; and
•	Restrict the rights of shareholders to call special meetings, amend the bylaws or act by written consent.

3.	Anti-Takeover Measures, Corporate Restructurings and Similar Matters

Stadion will review proposals to adopt an anti-takeover measure, to undergo a corporate restructuring (e.g., change of entity form or state of incorporation, mergers or acquisitions) or to

54

take similar action by reviewing the potential short and long-term economic and financial effects of the proposal on the company.

Notwithstanding the foregoing, Stadion expects to generally support proposals to:

•
Adopt fair price requirements (i.e., requirements that all shareholders be paid the same price in a tender offer or takeover context), unless the Proxy Manager deems them sufficiently limited in scope; and

•	Require shareholder approval of “poison pills.”

And expects to generally vote against proposals to:

•	Adopt classified boards of directors;
•	Reincorporate a company where the primary purpose appears to the Proxy Manager to be the creation of takeover defenses; and
•	Require a company to consider the non-financial effects of mergers or acquisitions.

4.	Compensation

In voting on proposals with respect to compensation, Stadion will generally support proposals it believes will fairly compensate executives. Stadion will evaluate proposed stock option plans and issuances on a case-by-case basis, considering the potential dilutive effect on shareholders’ shares, the potential short and long-term economic effects on the company and shareholders and the terms of the proposed options.

Notwithstanding the foregoing, Stadion expects to generally support proposals to:

•	Disclose compensation policies;
•	Adopt compensation packages or policies that generally link executive compensation to performance;
•	Require shareholders approval of golden parachutes;
•	Adopt golden parachutes that do not exceed [3] times the base compensation of the applicable executives;
•	Adopt executive stock option plans and stock option plans for outside directors, provided that total potential dilution (including all equity based plans) is less than 10% of shares outstanding; and
•	Adopt employee stock purchase plans, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

And expects to generally vote against proposals to:

•	Adopt stock option plans with any of the following structural features:

o	Ability to issue options with an exercise price below the stock’s current market price;
o	Ability to issue reload options; or
o	Automatic share replenishment (“evergreen”) feature.

5.	Corporate Responsibility and Social Issues

Stadion generally believes that ordinary business matters (including, without limitation, positions on corporate responsibility and social issues) are primarily the responsibility of a company’s management that should be addressed solely by the company’s management. Accordingly, Stadion will generally abstain from voting on proposals involving corporate responsibility and social issues. Notwithstanding the foregoing, Stadion may vote against corporate responsibility and social issue proposals that Stadion believes will have substantial adverse economic or other effects on a company, and Stadion may vote for corporate responsibility and social issue proposals that Stadion believes will have substantial positive economic or other effects on a company.

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IV.	Conflicts

In cases where Stadion is aware of a conflict between the interests of a client and the interests of Stadion or an affiliated person of Stadion (e.g., a portfolio company is a client or an affiliate of a client of Stadion), Stadion will notify the client of such conflict and will vote the client’s shares in accordance with the client’s instructions. In the event that Stadion does not receive instructions from the client within three business days of the notice, Stadion may abstain from voting or vote the proxy in what it believes (in its sole discretion) is the client’s best interests.

V.	Stadion Disclosure of How to Obtain Voting Information

On or before August 6, 2003, Rule 206(4)-6 requires Stadion to disclose in response to any client request how the client can obtain information from Stadion on how its securities were voted. Stadion will disclose in Part II of its Form ADV that clients can obtain information on how their proxies were voted by making a written request to Stadion. Upon receiving a written request from a client, Stadion will provide the information requested by the client within a reasonable amount of time.

Rule 206(4)-6 also requires Stadion to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures. Stadion will provide such a description in Part II of its Form ADV. Upon receiving a written request from a client, Stadion will provide a copy of this policy within a reasonable amount of time.

If approved by the client, this policy and any requested records may be provided electronically.

VI.	Record-keeping

Stadion shall keep the following records for a period of at least five years, the first two in an easily accessible place:

(i)	A copy of this Policy;
(ii)	Proxy Statements received regarding client securities;
(iii)	Records of votes cast on behalf of clients;
(iv)	Any documents prepared by Stadion that were material to making a decision how to vote, or that memorialized the basis for the decision;
(v)	Records of client requests for proxy voting information, and
(vi)
With respect to the Fund, a record of each shareholder request for proxy voting information and the Fund’s response, including the date of the request, the name of the shareholder, and the date of the response.

Stadion shall maintain a copy of each of the foregoing records that is related to proxy votes on behalf of the Fund by Stadion as part of its records and, upon reasonable written notice, shall deliver such records to the Fund.

Stadion may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by Stadion that are maintained with a third party such as a proxy voting service, provided that Stadion has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

VII.	Amendments

This policy may be amended at any time by the Stadion, provided that material changes to this policy that affect proxy voting for the Fund shall be ratified by the Fund within four (4) months of adoption by Stadion.

Adopted as of this 1st day of July, 2003; last amended as of the 30th day of June, 2011.

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PART C.	OTHER INFORMATION

ITEM 28.	Exhibits

(a)
Amended and Restated Agreement and Declaration of Trust ("Trust Instrument") for Stadion Investment Trust ("Registrant") – Incorporated herein by reference to Registrant's Post-Effective Amendment No. 17 filed on June 5, 2009

(b)	Amended and Restated By-Laws for the Registrant – Incorporated herein by reference to Registrant's Post-Effective Amendment No. 17 filed on June 5, 2009

(c)	Incorporated by reference to the Trust Instrument and By-Laws

(d)(1)
Investment Advisory Agreement between the Registrant and Stadion Money Management, LLC ("Advisor"), as advisor for the Stadion Managed Portfolio – Incorporated herein by reference to Registrant's Post-Effective Amendment No. 23 filed on August 31, 2011

(d)(2)
Investment Advisory Agreement between the Registrant and the Advisor, as advisor for the Stadion Core Advantage Portfolio – Incorporated herein by reference to Registrant's Post-Effective Amendment No. 23 filed on August 31, 2011

(d)(3)
Investment Advisory Agreement between the Registrant and the Advisor, as advisor for the Stadion Olympus Fund – Incorporated herein by reference to Registrant's Post-Effective Amendment No. 27 filed on August 2, 2012

(d)(4)
Investment Advisory Agreement between the Registrant and the Advisor, as advisor for the Stadion Trilogy Fund – Incorporated herein by reference to Registrant's Post-Effective Amendment No. 27 filed on August 2, 2012

(e)(1)	Distribution Agreement between the Registrant and Ultimus Fund Distributors, LLC– Incorporated herein by reference to Registrant's Post-Effective Amendment No. 27 filed on August 2, 2012

(f)	Not Applicable

(g)(1)	Custody Agreement between the Registrant and U.S. Bank, N.A. – Incorporated herein by reference to Registrant's Post-Effective Amendment No. 15 filed on September 28, 2007

(g)(2)	Second Amendment to Custody Agreement between the Registrant and U.S. Bank, N.A. – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 22 filed on September 28, 2010

(g)(3)	Third Amendment to Custody Agreement between the Registrant and U.S. Bank, N.A. – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 22 filed on September 28, 2010

(g)(4)	Fourth Amendment to Custody Agreement between the Registrant and U.S. Bank, N.A. – Incorporated herein by reference to Registrant's Post-Effective Amendment No. 27 filed on August 2, 2012

(h)(1)
Expense Limitation Agreement between the Registrant and the Advisor for the Stadion Managed Portfolio – Incorporated herein by reference to Registrant's Post-Effective Amendment No. 23 filed on August 31, 2011

(h)(2)
Expense Limitation Agreement between the Registrant and the Advisor for the Stadion Core Advantage Portfolio – Incorporated herein by reference to Registrant's Post-Effective Amendment No. 23 filed on August 31, 2011

(h)(3)
Expense Limitation Agreement between the Registrant and the Advisor for the Stadion Olympus Fund – Incorporated herein by reference to Registrant's Post-Effective Amendment No. 27 filed on August 2, 2012

(h)(4)
Expense Limitation Agreement between the Registrant and the Advisor for the Stadion Trilogy Fund – Incorporated herein by reference to Registrant's Post-Effective Amendment No. 27 filed on August 2, 2012

(h)(5)	Administration Agreement between the Registrant and Ultimus Fund Solutions, LLC – Incorporated herein by reference to Registrant's Post-Effective Amendment No. 15 filed on September 28, 2007

(h)(6)
First Amendment to Administration Agreement between the Registrant and Ultimus Fund Solutions, LLC – Incorporated herein by reference to Registrant's Post-Effective Amendment No. 23 filed on August 31, 2011

(h)(7)
Second Amendment to Administration Agreement between the Registrant and Ultimus Fund Solutions, LLC – Incorporated herein by reference to Registrant's Post-Effective Amendment No. 27 filed on August 2, 2012

(h)(8)	Fund Accounting Agreement between the Registrant and Ultimus Fund Solutions, LLC – Incorporated herein by reference to Registrant's Post-Effective Amendment No. 15 filed on September 28, 2007

(h)(9)
Transfer Agent and Shareholder Services Agreement between the Registrant and Ultimus Fund Solutions, LLC – Incorporated herein by reference to Registrant's Post-Effective Amendment No. 15 filed on September 28, 2007

(i)
Opinion and Consent of Kilpatrick Townsend & Stockton LLP (formerly known as Kilpatrick Stockton LLP) regarding the legality of securities registered with respect to the Registrant – Incorporated herein by reference to Registrant's Pre-Effective Amendment No. 1 filed on June 27, 2003

(j)	Consent of BBD, LLP, independent registered public accounting firm – Filed herewith

(k)	Not applicable

(l)	Initial Subscription Agreement – Incorporated herein by reference to Registrant's Pre-Effective Amendment No. 1 filed on June 27, 2003

(m)(1)
Amended and Restated Plan of Distribution Pursuant to Rule 12b-1 for the Stadion Managed Portfolio (formerly known as the PMFM Managed Portfolio Trust and the PMFM ETF Portfolio Trust) – Incorporated herein by reference to Registrant's Post-Effective Amendment No. 18 filed on July 29, 2009

(m)(2)
Amended and Restated Plan of Distribution Pursuant to Rule 12b-1 for the Stadion Core Advantage Portfolio (formerly the PMFM Core Advantage Portfolio Trust) – Incorporated herein by reference to Registrant's Post-Effective Amendment No. 18 filed on July 29, 2009

(m)(3)	Plan of Distribution Pursuant to Rule 12b-1 for the Stadion Olympus Fund – Incorporated herein by reference to Registrant's Post-Effective Amendment No. 27 filed on August 2, 2012

(m)(4)	Plan of Distribution Pursuant to Rule 12b-1 for the Stadion Trilogy Fund – Incorporated herein by reference to Registrant's Post-Effective Amendment No. 27 filed on August 2, 2012

(n)	Rule 18f-3 Multi-Class Plan – Filed herewith

(o)	Reserved

(p)(1)	Code of Ethics for the Registrant –– Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 26 filed on January 17, 2012

(p)(2)	Code of Ethics for the Advisor – Incorporated herein by reference to Registrant's Post-Effective Amendment No. 23 filed on August 31, 2011

(p)(3)	Code of Ethics for the Distributor – Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 26 filed on January 17, 2012

(Other)	Powers of Attorney – Incorporated herein by reference to Registrant's Post-Effective Amendment No. 23 filed on August 31, 2011

ITEM 29.	Persons Controlled by or Under Common Control with the Registrant

No person is directly or indirectly controlled by or under common control with the Registrant.

ITEM 30.	Indemnification

Under Delaware statutes, Section 3817 of the Treatment of Delaware Statutory Trusts empowers Delaware business trusts to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever, subject to such standards and restrictions as may be set forth in the governing instrument of the statutory trust.  The Registrant's Trust Instrument contains the following provisions:

“Article VII.  Section 2.  Indemnification and Limitation of Liability.  The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, Manager or Principal Underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and, as provided in Section 3 of this Article VII, the Trust out of its assets shall indemnify and hold harmless each and every Trustee and officer of the Trust from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever  arising out of or related to such Trustee's performance of his or her duties as a Trustee or officer of the Trust; provided that nothing herein contained shall indemnify, hold harmless or protect any Trustee or officer from or against any liability to the Trust or any Shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.

Article VII.  Section 3.  Indemnification.

(a)  Subject to the exceptions and limitations contained in Subsection (b) below:

(i)  every person who is, or has  been, a Trustee or an officer, employee or agent of the Trust  (including any individual who serves at its request as director, officer, partner, trustee or the like of another  organization in which it has any interest as a shareholder, creditor or otherwise) ("Covered Person") shall be indemnified by the Trust or the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof; and

(ii)  as used herein, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words "liability" and "expenses" shall include, without limitation, attorneys, fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)  No indemnification shall be provided hereunder to a Covered Person:

(i)  who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(ii)  in the event the matter is not adjudicated by a court or other appropriate body, unless there has been a determination that such Covered  Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office: by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of  readily available facts (as opposed to a full trial-type inquiry), or by written opinion of independent  legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c)  The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

(d)  To the maximum extent permitted by applicable law, expenses incurred in defending any proceeding may be advanced by the Trust before the disposition of the proceeding upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section; provided, however, that either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification under this Section.

(e)  Any repeal or modification of this Article VII by the Shareholders, or adoption or modification of any other provision of the Declaration or By-laws inconsistent with this Article, shall be prospective only, to the extent that such repeal, or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification available to any Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.”

The Investment Advisory Agreements with the Advisor provide that the Advisor shall not be liable for any error of judgment or for any loss suffered by the Registrant in connection with the matters to which the Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services as defined in the Agreement (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act of 1940) or a loss resulting from willful misfeasance, bad faith, or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, the Agreement. The Investment Advisory Agreements further provide that the Advisor shall have no responsibility or liability for the accuracy or completeness of the Registrant's registration statement under the Investment Company Act of 1940 or the Securities Act of 1933, except for information supplied by the Advisor for inclusion therein, and that the Registrant agrees to indemnify the Advisor to the full extent permitted by the Registrant's Trust Instrument.

The Distribution Agreement with the Distributor provides that the Registrant will indemnify and hold harmless the Distributor and each person who has been, is, or may hereafter be a director, officer, employee, shareholder or control person of the Distributor against any loss, damage or expense (including the reasonable costs of investigation and reasonable attorneys’ fees) reasonably incurred by any of them in connection with the matters to which the Agreement relates, except a loss resulting from the failure of the Distributor or any such other person to comply with applicable law or the terms of the Agreement, or from willful misfeasance, bad faith or negligence, including clerical errors and mechanical failures, on the part of any of such persons in the performance of the Distributor's duties or from the reckless disregard by any of such persons of the Distributor's obligations and duties under the Agreement, for all of which exceptions the Distributor shall be liable to the Registrant.

The Registrant maintains a standard mutual fund and investment advisory professional and directors and officers liability policy.  The policy provides coverage to the Registrant and its Trustees and officers, as well as the Advisor.  Coverage under the policy generally includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty, with exceptions.

ITEM 31.	Business and other Connections of the Investment Advisor

The description of the Advisor is found under the caption of "Management of the Funds - Investment Advisor" in the Prospectus and under the caption "Management and Other Service Providers" in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement, which are incorporated by reference herein.  The Advisor provides investment advisory services to persons or entities other than the Registrant.  The directors and officers of the Advisor have not been engaged as directors, officers, employees, partners, or trustees within the last two fiscal years in any other business ventures of a substantial nature (other than those resulting from their roles as officers and directors of the Advisor or TA Associates, Inc. and related entities of TA Associates, Inc.).

ITEM 32.	Principal Underwriter

(a)	The Distributor, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, also acts as the principal underwriter for the following registered investment companies:

	Williamsburg Investment Trust	The Investment House Funds
	Gardner Lewis Investment Trust	AlphaMark Investment Trust
	Hussman Investment Trust	Profit Funds Investment Trust
	CM Advisors Family of Funds	The Cutler Trust
	TFS Capital Investment Trust	The Berwyn Funds
	Papp Investment Trust	Schwartz Investment Trust
	Piedmont Investment Trust	Stralem Fund
	The First Western Funds Trust	Ultimus Managers Trust

(b)	Name	Position with Distributor	Position with Registrant
	Robert G. Dorsey	President/Managing Director	Vice President
	Mark J. Seger	Treasurer/Managing Director	Assistant Treasurer
	Stephen L. Preston	Chief Compliance Officer	Assistant Vice President/
AML Compliance Officer
	Theresa M. Bridge	Vice President	Assistant Treasurer
	Wade R. Bridge	Vice President	Assistant Secretary
	Craig J. Hunt	Vice President	None
	Jeffrey Moeller	Vice President	None
	Steven F. Nienhaus	Vice President	None
	Julie Schmuelling	Vice President	None
	Tina H. Bloom	Vice President	Secretary
	Kristine M. Limbert	Vice President	None

The address of each of the above-named persons is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

(c)	Inapplicable

ITEM 33.	Location of Accounts and Records

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at the principal executive offices of its administrator, Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or the Advisor, 1061 Cliff Dawson Road, Watkinsville, Georgia 30677.  Certain records, including records relating to the possession of the Registrant’s securities, may be maintained at the offices of the Registrant’s custodian, US Bank N.A, 425 Walnut Street, Cincinnati, Ohio 45202.

ITEM 34.	Management Services Not Discussed in Parts A or B

None

ITEM 35.	Undertakings

None

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 ("Securities Act"), and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereto duly authorized, in the City of Watkinsville, and State of Georgia on this 28th day of September  2012.

STADION INVESTMENT TRUST

By:	/s/ Judson P. Doherty
Judson P. Doherty, President

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

/s/ Judson P. Doherty	September 28, 2012
President/Chief Executive Officer	Date

/s/ Timothy A. Chapman	September 28, 2012
Treasurer/Chief Financial Officer	Date

*	September 28, 2012
Gregory L. Morris, Chairman of the Board	Date

*	September 28, 2012
James M. Baker, Trustee	Date

*	September 28, 2012
Norman A. McLean, Trustee	Date

*	September 28, 2012
Ronald C. Baum, Trustee	Date

*By:	/s/ Tina H. Bloom	September 28, 2012
	Tina H. Bloom, Attorney-in-Fact	Date

INDEX TO EXHIBITS

Item

28(j)	Consent of BBD, LLP, the Trust’s Independent Registered Public Accounting Firm

28(n)	Amended Rule 18f-3 Multi-Class Plan